Registration No. 333-111688

811-07837

As Filed with the Securities and Exchange Commission on May 1, 2006

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION UNDER THE SECURITIES ACT OF 1933 [ X ]

Pre-Effective Amendment No. ____ [ ]

Post-Effective Amendment No._3___ [ ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]

Amendment No.__16__ [ X ]

Sun Life of Canada (U.S.) Variable Account G

Registrant

Sun Life Assurance Company of Canada (U.S.)

Depositor

One Sun Life Executive Park

Wellesley Hills, Massachusetts 02481

Depositor's Address

1-888-594-2654

Depositor's Telephone Number

Sandra DaDalt

Assistant Vice President and Senior Counsel

Sun Life Assurance Company of Canada (U.S.)

One Sun Life Executive Park

Wellesley Hills, Massachusetts 02481

Name and Address of Agent For Service

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.

[ X ] on May 1, 2006 pursuant to paragraph (b) of Rule 485.

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ] on May 1, 2006 pursuant to paragraph (a)(1) of Rule 485.

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, Massachusetts 02481 (888) 594-2654	SUN LIFE LOGO

Sun Life Large Case VUL
Sun Life of Canada (U.S.) Variable Account G
A Flexible Premium Variable Universal Life Insurance Policy

This prospectus describes the variable universal life insurance policy (the "Policy") issued by Sun Life Assurance Company of Canada (U.S.) ("we", "us" or "Company"), a member of the Sun Life Financial group of companies, through Sun Life of Canada (U.S.) Variable Account G (the "Variable Account"), one of our separate accounts. The Policy is being offered as an individual policy. The Policy allows "you," the policyowner, within certain limits, to:

- - - -

choose the life insurance coverage you need and increase or decrease coverage as your insurance needs change;

choose the amount and timing of premium payments;

allocate net premium payments among the available Investment Options and transfer amounts among these options as your investment objectives change; and

access the Policy's Gross Cash Surrender Value through policy loans and partial surrenders or a full surrender.

This prospectus contains important information you should understand before purchasing a Policy. We use certain special terms which are defined in Appendix A. You should read this prospectus carefully and keep it for future reference.

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

	May 1, 2006

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful. You should rely only on the information contained in this prospectus or in the prospectus or Statement of Additional Information of the underlying mutual funds. We have not authorized anyone to provide you with information that is different.

Risk/Benefit Summary of Policy

Use of Policy

The Policy provides corporations and other entities life insurance coverage on employees or other persons in whose lives they have an insurable interest. It may be used in connection with various types of non-tax-qualified executive benefit plans.

Premium Payments
-	Generally, you must make an initial minimum premium payment equal to 1/12th of the Seven Pay Premium. If Seven Pay Premium is exceeded, the Policy becomes a Modified Endowment Contract.
-	Seven Pay Premium is the maximum premium payment permitted in the first Policy Year of an unrated Policy under Internal Revenue Code Section 7702A, not involving a 1035 exchange.
- -

A 1035 exchange is a tax-sheltered exchange of cash value from one life insurance policy to another.

A Policy is a Modified Endowment Contract if the premium paid during the first seven Policy Years exceeds the equivalent of seven level annual premiums necessary for a paid-up Policy.

- -

You choose the amount and timing of subsequent premium payments, within certain limits.

We allocate your net premium payments among the Policy's Sub-Accounts and the Fixed Account according to your instructions.

Account Value
-	The Account Value equals
	- - -	premiums, plus investment performance of the Sub-Accounts, the Fixed Account and the Loan Account; less any partial surrenders and Policy charges.
Accessing Your Account Value
Cash Surrender Value is
- - -	Account Value, less Policy Debt, plus any Enhancement Benefit.
- - -

You may borrow from us using the Account Value as collateral. Taking Policy loans may increase the risk of Policy lapse.

You may surrender the Policy for its Cash Surrender Value. Surrender of this Policy is discouraged in the early Policy Years because the premium expense loads are higher in those years.

You may make a partial surrender of only a portion of the Cash Surrender Value once per year after the Policy has been in force for one year. Reducing the Cash Surrender Value with a partial surrender may increase the risk of Policy lapse.

A partial surrender may cause a decrease in Total Face Amount of your Policy if the amount of the death benefit minus your Account Value after the partial surrender exceeds the amount of the death benefit minus your Account Value before the partial surrender.

Death Benefit Compliance Test
-	For favorable federal tax treatment, the Policy must meet the standards of the Cash Value Accumulation Test.

-	Please see the Death Benefit Compliance Test paragraph in the About the Policy section of the prospectus for the Cash Value Accumulation Test definition.
Death Benefit
Specified Face Amount is the amount of life insurance coverage you request.
-	You have a choice of three death benefit options-
	- - -	the Specified Face Amount (Option A); or the Specified Face Amount plus your Gross Cash Surrender Value (Option B); or the Specified Face Amount plus cumulative premiums paid (Option C).
- -	You may change your death benefit option on any Policy Anniversary, subject to our underwriting rules then in effect. At any time, you may-
	- -	increase the Specified Face Amount, subject to satisfactory evidence of the Insured's insurability; or decrease the Specified Face Amount to a level not less than the minimum specified in the Policy.
The Variable Account
- - - - -

We have established a separate account ( the "Variable Account") to fund the variable insurance benefits under your Policy.

The assets of the Variable Account are free from our general creditor's claims.

The Variable Account is divided into Sub-Accounts.

Each Sub-Account invests exclusively in shares of a corresponding mutual fund.

When you choose Sub-Accounts in the Variable Account, your benefits will fluctuate based on certain economic conditions. These conditions include, but are not limited to

- - - -	inflationary forces, changes in rates of return available from different types of investments, changes in employment rates and the presence of international conflict.
- - -

With such Sub-Accounts, you assume all investment risk. Investment risk is the uncertainty of the future benefits to be realized from an investment.

A comprehensive discussion of the risks of such Sub-Accounts may be found in the underlying Fund's prospectus.

It is unsuitable to purchase a life insurance policy as a short-term savings vehicle. This Policy is unsuitable if you plan to surrender it to meet short-term needs because the premium expense loads are higher in the early Policy Years. See the fee tables following the Risk/Benefit Summary.

Investment Options
- - -

You may allocate your net premium payments among the Sub-Accounts and the Fixed Account.

You may transfer amounts from one Sub-Account to another or to the Fixed Account, subject to any limits that we or the Funds may impose.

You may transfer amounts from the Fixed Account, subject to our transfer rules in effect at time of transfer.

Right to Return Period You may return the Policy and receive a refund within 10 days (or a longer period if required by applicable state law) beginning when you receive the Policy.

What if Charges and Deductions Exceed Account Value?

Your Policy may terminate if your Account Value at the beginning of any Policy Month is insufficient to pay all charges and deductions then due. If this occurs, we will send you written notice and allow you a 61 day grace period. If you do not make a premium payment within the grace period sufficient to cover all charges and deductions due, the Policy will terminate at the end of the grace period.

Federal Tax Considerations

Purchase of, and transactions under, the Policy may have tax consequences that you should consider. You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits and surrenders.

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the expenses that you will pay at the time that you buy the Policy and at the time of each subsequent premium payment.
TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Premium Expense Load for Policy Years 1 through 7 On Premium up to and Including Target Premium On Premium in Excess of Target Premium Premium Expense Load for Policy Years 8 and after	Upon premium receipt Upon premium receipt Upon premium receipt	Guaranteed: Guaranteed for KY: Current: Current for KY: Guaranteed: Guaranteed for KY: Current: Current for KY: Guaranteed: Guaranteed for KY: Current: Current for KY:

12.5% in all states except KY

17.5%

Not less than 0% and not greater than 9.0% in all states except KY

Not less than 0% and not greater than 14.0%

5.5% in all states except KY

10.5%

Not less than 0% and not greater than 3.25% in all states except KY

Not less than 0% and not greater than 8.25%

3.25% in all states except KY

8.25%

Not less than 0% and not greater than 3.25% in all states except KY

Not less than 0% and not greater than 8.25%

Illustration Charge	Upon fulfillment of illustration request in any Policy Year	Guaranteed not to be less than $0.00 and greater than $25.00

The next table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including Fund fees and expenses.
PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Deferred Expense Load on Policy Year 1 Premium for Policy Years 2 through 7 On Premium up to and Including Target Premium On Premium in Excess of Target Premium	On the Policy Anniversary	(On the assets allocated to the Investment Options)
		Guaranteed: Current:	1.0% per year Not less than 0.0% and not greater than 0.50% per year 0.0% per year

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance[1]	At the end of a Policy Month	(Per $1000 of Net Amount at Risk)
Minimum and Maximum Charge		Guaranteed: Current:	$1.05/$1000.00 per year[2] $0.81/$252.73 per year[3]
Representative Owner Charge[4] (For a unisex, nonsmoker, issue age 50)		Guaranteed: Current:	$6.36 per year $3.18 per year
Mortality and Expense Risk Charge	Daily	(On the assets allocated to the Sub-Accounts)
		Guaranteed: Current:	0.90% per year Not less than 0.00% and not greater than 0.60% per year
Monthly Expense Charge[5]	At the beginning of a Policy Month	Guaranteed: Current:	$15.00 per month $5.00 per month
Loan Interest	At the end of each Policy Year	Policy Years 1-10: Policy Years 11+:	5.0% per year 4.25% per year
OPTIONAL CHARGE (FOR ADDITIONAL PROTECTION BENEFIT RIDER):
Charge	When Charge is Deducted	Amount Deducted
Additional Protection Benefit Rider[6] (This charge is in addition to the Policy Cost of Insurance Charge.)	At the end of a Policy Month	(Per $1000 of Net Amount at Risk)
Minimum and Maximum Charge		Guaranteed: Current:	$1.05/$1000.00 per year[7] $0.81/$252.73 per year[8]
Representative Owner Charge[9] (For a unisex, nonsmoker, issue age 50.)		Guaranteed: Current:	$6.36 per year $3.18 per year

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Funds and deducted from Fund assets. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.
ANNUAL FUND OPERATING EXPENSES
Total Annual Fund Expenses (reflects management fees, distribution [and/or service](12b-1) fees and other expenses)	Minimum	Maximum
	0.27%	1.41%


1The cost of insurance charge varies based on individual characteristics, specifically the length of time the Policy has been in force and the Insured's age, sex and rating class. The cost of insurance charge shown may not be representative of the charge that you will pay. You may obtain more information about the particular cost of insurance charge that would apply to you from your sales representative.

2The first number is the guaranteed annual minimum cost of insurance charge possible under the Policy. The $1.05 represents the per $1000 of Net Amount at Risk charge for an Insured female, age 20. The second number is the guaranteed annual maximum cost of insurance charge possible under the Policy. The $1000.00 represents the per $1000 of Net Amount at Risk charge for an Insured male, age 99.

3The first number is the current annual minimum cost of insurance charge possible under the Policy. The $0.81 represents the per $1000 of Net Amount at Risk charge for an Insured female, nonsmoker, age 20. The second number is the current annual maximum cost of insurance charge possible under the Policy. The $252.73 represents the per $1000 of Net Amount at Risk charge for an Insured male, smoker, age 99.

4A Representative Owner is a unisex, nonsmoker, age 50. It is assumed the owner and the Insured are the same person. The charges shown are annual charges.

5The monthly expense charge varies based on our expectations of future experience with respect to interest, mortality experience, persistency, expenses, profit and taxes but will never exceed $15.00.

6The cost of insurance charge varies based on individual characteristics, specifically the length of time the rider has been in force and the Insured's age, sex and rating class. The cost of insurance charge shown may not be representative of the charge that you will pay. You may obtain more information about the particular cost of insurance charge that would apply to you from your sales representative.

7The first number is the guaranteed annual minimum cost of insurance charge possible under the rider. The $1.05 represents the per $1000 of Net Amount at Risk charge for an Insured female, age 20. The second number is the guaranteed annual maximum cost of insurance charge possible under the rider. The $1000.00 represents the per $1000 of Net Amount at Risk charge for an Insured male, age 99.

8The first number is the current annual minimum cost of insurance charge possible under the rider. The $0.81 represents the per $1000 of Net Amount at Risk charge for an Insured female, nonsmoker, age 20. The second number is the current annual maximum cost of insurance charge possible under the rider. The $252.73 represents the per $1000 of Net Amount at Risk charge for an Insured male, smoker, age 99.

9A Representative Owner is a unisex, nonsmoker, age 50. It is assumed the owner and the Insured are the same person. The charges shown are annual charges.

About Who We Are

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia and the Virgin Islands. We have an insurance company subsidiary that does business in New York. Our executive office mailing address is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges.

The Variable Account

Sun Life of Canada (U.S.) Variable Account G is one of our separate accounts established in accordance with Delaware law on July 25, 1996. The Variable Account may also be used to fund benefits payable under other life insurance policies issued by us. We are obligated to pay all benefits payable under the Policy.

We own the assets of the Variable Account. The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account. The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business. Our obligations under the Policy are, however, our general corporate obligations.

The Variable Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. That registration does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.

The Variable Account may be deregistered if registration is no longer required; however, we may continue, at our election, to operate the Variable Account as a unit investment trust or other form of investment company, subject to any necessary vote by those having voting rights. In the event of any change in the registration status of the Variable Account, we may amend the Policy to reflect the change and take such other action as may be necessary and appropriate to effect the change.

The Variable Account is divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new or delete existing Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts.

The Funds

The Policy offers several mutual fund options, which are briefly described below. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the "Fund Prospectuses"). You should read the Fund Prospectuses, which may be obtained by calling 888-594-2654, before investing.


AIM Variable Insurance Funds (advised by A I M Advisors, Inc.)

     AIM V.I. Basic Value Fund (Series I Shares) seeks long-term growth of capital by investing, normally, at least 65% of its total assets in equity securities of U.S. issuers that have market capitalization of greater than $500 million and that are believed to be undervalued in relation to long-term earnings power or other factors.

     AIM V.I. Mid Cap Core Equity Fund (Series I Shares) seeks long-term growth of capital by investing, normally, at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-capitalization companies.

Alger American Fund (advised by Fred Alger Management, Inc.)

     Alger American MidCap Growth Portfolio (Class O) seeks long-term capital appreciation by investing primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. The portfolio focuses on mid-sized companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the Russell Midcap Index or the S&P MidCap 400 Index.

Alliance Variable Products Series Fund, Inc. (advised by Alliance Capital Management L.P.)

     AllianceBernsteinVPS International Value Portfolio (Class A) seeks long-term growth of capital.

Delaware Variable Insurance Products Trust (advised by Delaware Management Company)

     Delaware VIP Growth Opportunities Series (Standard Class) seeks long-term capital appreciation by investing primarily in securities of medium-sized companies that have established themselves within the industry but still have growth potential.

     Delaware VIP REIT Series (Standard Class) seeks maximum long-term total return, with capital appreciation as a secondary objective. The Series invests in securities of companies that are principally engaged in the real estate industry. Under normal circumstances, the Series will invest at least 80% of its net assets in investments of real estate investment trusts (REITs).

     Delaware VIP Small Cap Value Series (Standard Class) seeks capital appreciation. Under normal circumstances, at least 80% of the Series' net assets will be in investments of small capitalization companies. The Series defines small-cap companies as those having a market capitalization generally less than $2.0 billion at the time of purchase.

     Delaware VIP Trend Series (Standard Class) seeks long-term capital appreciation by investing primarily in stocks of small, growth-oriented or emerging companies that the manager believes are responsive to changes within the marketplace and which the manager believes have the fundamental characteristics to support continued growth.

Dreyfus Stock Index Fund, Inc. (Initial Shares) (advised by the Dreyfus Corporation) seeks to match the performance of the S&P 500(R).

Dreyfus Variable Investment Fund (advised by the Dreyfus Corporation)

     Dreyfus VIF Appreciation Portfolio (Initial Shares) seeks long-term capital growth consistent with the preservation of capital; current income is a secondary goal.

Dreyfus Investment Portfolios (advised by the Dreyfus Corporation)

     Dreyfus Emerging Leaders Portfolio (Initial Shares) seeks capital growth by investing at least 80% of its net assets in stocks of companies that the Portfolio investment adviser believes to be emerging leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. The portfolio primarily invests in companies with market capitalizations of less than $2 billion at time of purchase.

     Dreyfus MidCap Stock Portfolio (Initial Shares) seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the S&P MidCap 400(R) Index.

     Dreyfus Technology Growth Portfolio (Initial Shares) seeks capital appreciation by investing at least 80% of its assets in the stocks of growth companies of any size that Dreyfus believes to be leading producers or beneficiaries of technological innovation.

DWS Investments VIT Funds (advised by Deutsche Asset Management, Inc.)

     DWS Small Cap Index VIP (Class A) (formerly Scudder VIT Small Cap Index Fund) seeks to replicate, as closely as possible, before expenses, the performance of the Russell 2000 Small Stock Index (the Russell 2000 Index), which emphasizes stocks of small U.S. companies.

DWS Variable Series II (advised by Deutsche Investment Management Americas Inc.)

     DWS Dreman Small Cap Value VIP (Class A) (formerly SVS Dreman Small Cap Value Portfolio) seeks long-term capital appreciation by investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small U.S. companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Value Index.

     DWS Dreman Financial Services VIP (Class A) (formerly SVS Dreman Financial Services Portfolio) seeks to provide long-term capital appreciation. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks) of financial services companies.

     DWS Dreman High Return Equity VIP (Class A) (formerly SVS Dreman High Return Equity Portfolio) seeks to achieve a high rate of total return by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities.

FAM Variable Series Funds, Inc. (advised by Merrill Lynch Investment Managers, L.P., d.b.a. Mercury Advisors)

     Mercury Value Opportunities V.I. Fund (Class I) (formerly Merrill Lynch Value Opportunities V.I. Fund) seeks long-term growth of capital by investing in a diversified portfolio of securities, primarily common stock of relatively small companies that fund management believes have special investment value and emerging growth companies regardless of size.

Fidelity Variable Insurance Products Funds (advised by Fidelity Management & Research Company. Fidelity, Fidelity Investments and Contrafund are registered trademarks of FMR Corp.)

     Fidelity VIP Contrafund(R) Portfolio (Initial Class) seeks long-term capital appreciation by normally investing primarily in common stocks of companies whose value it believes is not fully recognized by the public.

     Fidelity VIP Growth Portfolio (Initial Class) seeks to achieve capital appreciationby investing primarily in stocks of companies it believes to have above-average growth potential.

     Fidelity VIP Growth & Income Portfolio (Initial Class) seeks high total return through a combination of current income and capital appreciation.

     Fidelity VIP High Income Portfolio (Initial Class) seeks a high level of current income, while also considering growth of capital, by normally investing the fund's assets in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.

     Fidelity VIP Investment Grade Bond Portfolio (Initial Class) seeks as high a level of current income as is consistent with the preservation of capital.

     Fidelity VIP Money Market Portfolio (Service Class) seeks as high a level of current income as is consistent with preservation of capital and liquidity.

     Fidelity VIP Overseas Portfolio (Initial Class) seeks long-term growth of capital by investing at least 80% of the fund's assets primarily in non-U.S. securities. The fund is normally invested primarily in common stocks.

Franklin Templeton Variable Insurance Products Trust (Franklin Small Cap Fund and Franklin Real Estate Fund are managed by Franklin Advisers, Inc. ("Advisers"); Mutual Shares Securities Fund is managed by Franklin Mutual Advisers, LLC ("Franklin Mutual"); Templeton Foreign Securities Fund is managed by Templeton Investment Counsel, LLC ("TIC"); Templeton Growth Securities Fund is managed by Templeton Global Advisors Limited ("TGAL"))

     Franklin Real Estate Fund (Class 1) seeks capital appreciation; its secondary goal is to earn current income. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of companies operating in the real estate sector.

     Franklin Small-Mid Cap Growth Securities Fund (Class 1) (formerly Franklin Small Cap Fund) seeks long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of its net assets in investments of small capitalization (small cap) and mid capitalization (mid cap) companies.

     Mutual Shares Securities Fund (Class 1) seeks capital appreciation; its secondary goal is income. The Fund normally invests mainly in U.S. equity securities, and substantially in undervalued stocks, risk arbitrage securities and distressed companies.

     Templeton Foreign Securities Fund (Class 1) seeks long term capital growth. Under normal market conditions, the Fund will invest primarily in investments of issuers located outside the U.S., including those in emerging markets.

     Templeton Growth Securities Fund (Class 1) seeks long term capital growth. Under normal market conditions, the Fund will invest mainly in the equity securities of companies located anywhere in the world, including those located in the U.S. and emerging markets.

Janus Aspen Series (advised by Janus Capital Management LLC)

     Janus Aspen Series Mid Cap Value Portfolio (Institutional Shares) seeks capital appreciation. The Portfolio pursues its objective by investing primarily in common stocks selected for their capital appreciation potential. The Portfolio primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The Portfolio invests under normal circumstances, at least 80% of its assets plus, the amount of any borrowings for investment purposes, in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of March 31, 2006, they ranged from approximately $688 million to $22 billion.

Lord Abbett Series Fund, Inc. (advised by Lord, Abbett & Co. LLC)

     Lord Abbett Series Fund - Growth and Income Portfolio (Class VC) seeks to provide long-term growth of capital and income without excessive fluctuation in market value. To pursue this goal, the Portfolio primarily purchases equity securities of LARGE, SEASONED, U.S. and MULTINATIONAL COMPANIES that it believes are undervalued. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of large companies.

     Lord Abbett Series Fund - Mid-Cap Value Portfolio (Class VC) seeks capital appreciation through investments, primarily in equity securities of mid-cap companies, which are believed to be undervalued in the marketplace. To pursue this goal, the Portfolio normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of mid-sized companies.

MFS/Sun Life Series Trust (advised by Massachusetts Financial Services Company ("MFS"), a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial, Inc., a diversified financial services organization)

     MFS/Sun Life Global Growth Series (Initial Class) seeks capital appreciation by investing in securities of companies worldwide growing at rates expected to be well above the growth rate of the overall U.S. economy.

     MFS/Sun Life Government Securities Series (Initial Class) seeks current income and preservation of capital by investing in U.S. Government and U.S. Government-related securities.

     MFS/Sun Life International Growth Series (Initial Class) seeks capital appreciation. The series invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of foreign (including emerging markets) issuers.

     MFS/Sun Life Massachusetts Investors Growth Stock Series (Initial Class) seeks to provide long-term growth of capital and future income rather than current income.

     MFS/Sun Life Mid Cap Growth Series (Initial Class) seeks long-term growth of capital by investing primarily in securities of companies with medium market capitalizations that MFS believes have above-average growth potential.

     MFS/Sun Life New Discovery Series (Initial Class) seeks capital appreciation by generally focusing on smaller cap emerging growth companies that are early in their life cycle.

     MFS/Sun Life Research International Series (Initial Class) seeks capital appreciation by focusing on foreign companies that MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

     MFS/Sun Life Total Return Series (Initial Class) mainly seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential.

     MFS/Sun Life Utilities Series (Initial Class) seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing under normal market conditions, at least 80% of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

     MFS/Sun Life Value Series (Initial Class) seeks capital appreciation and reasonable income by investing primarily in income producing equity securities of companies that MFS believes are undervalued in the market relative to their long term potential.

Oppenheimer Variable Account Funds (advised by OppenheimerFunds, Inc.)

     Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares) seeks capital appreciation by investing in securities of well-known, established companies.

     Oppenheimer Global Securities Fund/VA (Non-Service Shares) seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities.

     Oppenheimer Main Street Small Cap Fund(R)/VA (Non-Service Shares) seeks capital appreciation by investing mainly in common stocks of small capitalization ("small cap") U.S. companies that the Fund's investment manager, OppenheimerFunds, Inc. believes have favorable business trends or prospects.

PIMCO Variable Insurance Trust (advised by Pacific Investment Management Company LLC ("PIMCO"))

     PIMCO VIT High Yield Portfolio (Administrative Class) seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade but rated at least Caa by Moody's or CCC by S&P, or, if unrated, determined by PIMCO to be of comparable quality.

     PIMCO VIT Low Duration Portfolio (Administrative Class) seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of the Portfolio normally varies within a one to three year time frame based on PIMCO's forecast for interest rates.

     PIMCO VIT Real Return Portfolio (Administrative Class) seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations.

     PIMCO VIT Total Return Portfolio (Administrative Class) seeks maximum total return, consistent with preservation of capital and prudent investment management. The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities. The average portfolio duration of this Portfolio normally varies within a three to six year time frame based on PIMCO's forecast for interest rates.

Royce Capital Fund (advised by Royce & Associates, LLC)

     Royce Capital Fund - Small-Cap Portfolio seeks long-term growth of capital. Royce invests the Fund's assets primarily in equity securities issued by small companies.

Sun Capital Advisers TrustSM (advised by Sun Capital Advisers, Inc., an affiliate of the Company)

     Sun Capital Real Estate Fund(R) (Initial Class) primarily seeks long-term capital growth and, secondarily, seeks current income and growth of income. The Fund invests at least 80% of its net assets in securities of real estate investment trusts and other real estate companies.

T. Rowe Price Equity Series, Inc. (advised by T. Rowe Price Associates, Inc.)

     T. Rowe Price Equity Income Portfolio seeks substantial dividend income and long-term capital growth.

     T. Rowe Price Blue Chip Growth Portfolio seeks long-term capital growth. Current income is a secondary objective.

The Universal Institutional Funds, Inc. (advised by Morgan Stanley Investment Management Inc.)

     Van Kampen UIF Mid Cap Growth Portfolio (Class 1) seeks long-term capital growth by investing primarily in common stocks and other equity securities.

Van Kampen Life Investment Trust (advised by Van Kampen Asset Management)

     Van Kampen LIT Comstock Portfolio (Class 1 Shares) seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

     Van Kampen LIT Emerging Growth Portfolio (Class 1 Shares) seeks capital appreciation. The Portfolio seeks its objective by investing primarily in a portfolio of common stocks of companies considered by the Portfolio's investment adviser to be emerging growth companies.

     Van Kampen LIT Growth and Income Portfolio (Class 1 Shares) seeks long-term growth of capital and income. The Portfolio seeks its objective by investing primarily in income-producing equity securities, including common stocks and convertible securities; although investments are also made in non-convertible preferred stocks and debt securities.

Wanger Advisors Trust (advised by Columbia Wanger Asset Management, LLP)

     Wanger U.S. Smaller Companies seeks long-term growth of capital.

NOTE: Allocations to Wanger U.S. Smaller Companies are permissive on and after June 1, 2006.

Fees and Expenses of the Funds. Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and other expenses. The management fees are charged by each Fund's investment adviser for managing the Fund and selecting its portfolio of securities. Other expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund, and actual expenses may vary.

Because they are assessed at the Fund level, you will indirectly bear the fees and expenses of the Funds you select. The table presented earlier in this prospectus shows the range of fees and expenses paid by the Funds as a percentage of average net assets. These fees and expenses are more fully described in the Fund Prospectuses.

Potential Conflicts. We, as well as other affiliated and unaffiliated insurance companies, may also purchase shares of the Funds on behalf of other separate accounts used to fund variable benefits payable under other variable life insurance and variable annuity contracts. As a result, it is possible, though we do not anticipate, that a material conflict may arise between the interests of our policyowners with respect to the Variable Account and those of other variable contractowners with respect to the other separate accounts that participate in the Funds. The Funds have agreed to monitor themselves for the existence of any material conflict between the interests of variable contractowners. In the event of such a conflict involving a Fund, we will take any steps necessary to remedy the conflict including withdrawing the assets of the Variable Account from the Fund. If the Variable Account or another separate account withdraws its assets from a Fund for this reason, the Fund may be forced to sell its portfolio securities at disadvantageous prices which would negatively affect the investment performance of the corresponding Sub-Account.

Our General Account

Our general account consists of all of our assets other than those in our variable separate accounts. Subject to applicable law, we have sole discretion over the investment of our general account assets.

Interests in our general account offered through the Fixed Account investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940.

An allocation of premium to the Fixed Account does not entitle you to share in the investment experience of our general account. Instead, we guarantee that your Fixed Account allocation will accrue interest daily at an effective annual rate of at least 2%, without regard to the actual investment experience of our general account. Interest in excess of the guaranteed rate may be applied to the amount in the Fixed Account at such increased rates and in such a manner as We may determine, based on Our expectations of future experience with respect to interest, mortality costs, persistency, expense, taxes, as well as the size, timing and frequency of deposits.

About the Policy

This prospectus describes the standard features of the Policy. The Policy, as issued, may differ in some respects due to the legal requirements of the state where the Policy is issued.

Application and Issuance. To apply for a Policy, you must submit an application to our Principal Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis. The proposed Insured generally must be less than 81 years old for a Policy to be issued. For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that you provide us with such additional information as we may deem necessary, before an application is approved.

We will issue Policies on an expanded guaranteed issue or guaranteed issue basis with respect to certain groups of Insureds. Policies issued on such basis must be pre-approved based on information you provide to us on a master application and on certain other underwriting requirements which all members of a proposed group of Insureds must meet. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to "rate" an Insured as a substandard risk, which will result in increased Monthly Cost of Insurance charges.

Death Benefit Compliance Test. The Policy must, at all times, satisfy the legal standard of the Cash Value Accumulation Test for it to qualify as life insurance and thus be entitled to receive favorable tax treatment under applicable federal tax law. The Death Benefit must effectively always equal or exceed your gross cash surrender value multiplied by a certain percentage (the "Death Benefit Percentage"). The Death Benefit Percentages for the Cash Value Accumulation Test vary by age and sex.

Initial Premium Payment. A Minimum Premium will be due and payable as of the Issue Date. In general, the Minimum Premium equals 1/12th of the Seven Pay Premium. The Seven Pay Premium is the maximum premium payment permitted in the first Policy Year of an unrated Policy, not involving a 1035 exchange, so the Policy does not become a Modified Endowment Contract. Pending approval of your application, we will allocate any premium payments you make to our general account. If your application is not approved, we will promptly return your premium payments.

Effective Date of Coverage. Upon approval of your application, we will issue to you a Policy on the life of the Insured which will set forth your rights and our obligations. The Issue Date is the date specified as such in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured. The Effective Date of Coverage for the Policy will be the latest of-

- - -	the Issue Date, or the date we approve the application for the Policy, or the date you pay a premium equal to or in excess of the Minimum Premium.

Insurable Interest Requirement. You must have an insurable interest in the life of the Insured up to the full amount of insurance coverage. Otherwise, the Policy will not qualify as life insurance under applicable state insurance and federal tax law. You should consult with a qualified adviser when determining the amount of coverage and before taking any action to increase the amount of existing coverage to ensure that you have an insurable interest for the full amount of coverage.

Right to Return Policy Period. If you are not satisfied with the Policy, you may return it by delivering or mailing it to our Principal Office or to the sales representative through whom you purchased the Policy within 10 days from the date of receipt (unless a different period is applicable under state law) (the "Right to Return Policy Period").

If you return the Policy during the Right to Return Policy Period, the Policy will be deemed void and you will receive a refund equal to the sum of-
- - -

the difference between any premium payments made, including fees and charges, and the amounts allocated to the Investment Options;

the value of the amounts allocated to the Investment Options on the date the cancellation request is received by us or the sales representative through whom you purchased the Policy; and

any fees or charges imposed on amounts allocated to the Investment Options.

If required by applicable state insurance law, however, you will receive instead a refund equal to the sum of all premium payments made, without regard to the investment experience of the Variable Account. Unless you are entitled to receive a full refund of premium, you bear all of the investment risks with respect to the amount of any net premiums allocated to the Variable Account during the Right to Return Policy Period with respect to the Policy.

If you are entitled under applicable state law to receive a full refund during the Right to Return Policy Period, we will allocate the net premium payments to the Fidelity VIP Money Market Portfolio Sub-Account during that period beginning on the Investment Start Date. Upon expiration of the Right to Return Policy Period, we will reallocate your Account Value and allocate future net premium payments in accordance with your instructions.

Premium Payments

In general, you may choose the frequency and amount of any additional premium payments subject to the limits described below. All premium payments should be made payable to Sun Life Assurance Company of Canada (U.S.) and mailed to our Principal Office.

General Limitations. We reserve the right to limit the number of premium payments we accept on an annual basis. No premium payment may be less than $100 without our consent, although we will accept a smaller premium payment if it is necessary to keep the Policy in force. We reserve the right not to accept a premium payment that causes the Death Benefit to increase by an amount that exceeds the premium received and we may require satisfactory evidence of insurability before we accept such a premium.

Planned Periodic Premiums. While you are not required to make premium payments according to a fixed schedule, you may select a planned periodic premium schedule and corresponding billing period, subject to our premium limits. In general, the billing period must be annual or semiannual. We will send reminder notices for the planned periodic premium at the beginning of each billing period unless reminder notices have been suspended as described below. You are not required, however, to pay the planned periodic premium; you may increase or decrease premium payments, subject to our limits, and you may skip a planned payment or make unscheduled payments. You may change your planned payment schedule or the billing period, subject to our approval. Depending on the investment performance of the Sub-Accounts you select, the planned periodic premium may not be sufficient to keep the Policy in force, and you may need to change your planned payment schedule or make additional payments in order to prevent termination of the Policy. We reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period). We will notify you prior to suspending reminder notices. We will also suspend reminder notices at your written request.

Allocation of Net Premium. Net Premium is the amount you pay as premium minus the Premium Expense Load. We will allocate Net Premium among the Investment Options in accordance with your allocation instructions, except during the Right to Return Policy Period as described above. You will be required to specify initial allocation percentages at the time of application. While there are no limitations concerning the number of Investment Options to which Net Premium may be allocated, we reserve the right to impose minimum allocation amounts, as determined by the Fund, for any or all Investment Options.

You may change the allocation of future Net Premium at any time by submitting an acceptable request to us. An allocation change will be effective as of the date we receive your request for that change, provided that it is received on a Valuation Date before the close of the New York Stock Exchange. If a request is received on a day that is not a Valuation Date or after the close of the New York Stock Exchange on a Valuation Date, it will become effective on the next Valuation Date.

Modified Endowment Contract. Less favorable federal tax rules apply to life insurance policies that are defined as "Modified Endowment Contracts." One way the Policy could become a Modified Endowment Contract is if you pay premiums in excess of applicable tax law limitations.

We will notify you or your sales representative within one business day if we receive a premium that would, in our opinion, cause the Policy to become a Modified Endowment Contract. We will not credit the premium unless we receive specific instructions from you to do so. Any such premium will be held, for a period not to exceed 90 days, in a non-interest bearing account. This premium will be refunded at the end of the 90 day period if we have not received specific instruction from you concerning the premium.

                                  Additional Protection Benefit Rider (APB Rider)

The Policy may be issued with an APB Rider. This rider provides life insurance coverage, annually renewable to Insured's Attained Age 100, on the life of the Insured equal to the amount of the APB Rider Death Benefit. You will be required to specify the initial APB Rider Face Amount in the policy application.

The cost of the APB Rider will be included in the Monthly Cost of Insurance deduction. The applicable guaranteed maximum Monthly Cost of Insurance Rates for the APB Rider Death Benefit exceed those for the Base Death Benefit.

Target Premium is the amount of premium specified as such in the Policy, used to determine the Premium Expense Load and Deferred Expense Load on Policy Year 1 Premium. Total Face Amount is the sum of the Specified Face Amount and the APB Rider Face Amount.

Two otherwise identical Policies with the same Total Face Amount will have different Target Premiums depending on how much of the Total Face Amount is attributable to the Specified Face Amount versus the APB Rider Face Amount. Target Premium will be lower for the Policy which has the greater APB Rider Face Amount.

If you convert the Policy to a flexible premium universal life insurance policy, any related APB Rider will terminate automatically. An APB Rider will also terminate on the earliest of-

- - - -	our receipt of your written request for termination, the lapse of the Policy because of insufficient value, the Insured's Attained Age 100, or the termination of the Policy.

                                                    Death Benefit

Policy Proceeds. If the Policy is in force at the time of the Insured's death and we have received Due Proof of the Insured's death, we will pay your designated beneficiary a lump sum amount equal to-

- - - -	the amount of the Base Death Benefit, minus the amount of any outstanding Policy Debt, plus the amount of any APB Rider Death Benefit, plus the amount of any other supplemental benefits.

The amount of the Base Death Benefit depends upon the death benefit option in effect at the time of the Insured's death.

Death Benefit Options. The Policy has three death benefit options. You will be required to select one of them in the policy application.

 Option A-Specified Face Amount. Under this option, the Base Death Benefit is the greater of-

- -	the Policy's Specified Face Amount, or the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage.
Option B-Specified Face Amount Plus Gross Cash Surrender Value. Under this option, the Base Death Benefit is the greater of-

- -	the Specified Face Amount plus the Gross Cash Surrender Value, or the Gross Cash Surrender value multiplied by the applicable Death Benefit Percentage.

Option C-Specified Face Amount Plus Cumulative Premiums Paid. Under this option, the Base Death Benefit is the greater of-

- -	the Specified Face Amount plus the sum of all premiums paid less any partial surrenders, or the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage.

On any Monthly Anniversary Day when the Base Death Benefit is defined as the Gross Cash Surrender Value multiplied by the applicable Death Benefit Percentage, and the Base Death Benefit minus the Gross Cash Surrender Value exceeds the greater of 1) the Policy's Total Face Amount and 2) the Base Death Benefit less the Gross Cash Surrender Value on the prior Monthly Anniversary Day, we reserve the right to distribute Account Value to you as a partial surrender to the extent necessary so that the Base Death Benefit minus the Gross Cash Surrender Value does not exceed the greater of 1) and 2) above.

We will notify you in writing if we exercise our right to distribute Account Value to you as a partial surrender as described above. You may allocate the partial surrender among the Investment Options. If you do not specify the allocation, then we will allocate the partial surrender among the Investment Options in the same proportion that the Account Value of each Investment Option bears to the total Account Value less the Loan Account immediately prior to the partial surrender.The Policy Proceeds will be paid as they become due upon the death of the Insured.

If the Insured dies while the Policy is in force, we will make a lump sum payment when we receive due proof of that death. Through the Insured's Attained Age 100, the Death Benefit used to determine Policy Proceeds is based on the death benefit option, the Specified Face Amount and Gross Cash Surrender Value in effect on the Insured's date of death. After the Insured's Attained Age 100, any death benefit provided by rider terminates and the Death Benefit will be equal to the Gross Cash Surrender Value.

You should note that the Policy may not qualify as life insurance after the Insured's Attained Age 100, which may result in adverse tax consequences. You should consult your tax advisor prior to continuing the Policy beyond the Insured's Attained Age 100.

Changes in the Death Benefit Option. You may change the death benefit option, subject to our underwriting rules in effect at the time of the change. Requests for a change must be made in writing to us at our Principal Office. The effective date of the change will be the Policy Anniversary on or next following the date of receipt of your request.

APB Rider Death Benefit. The APB Rider Death Benefit is the greater of zero or the result of the APB Rider Face Amount minus the excess, if any, of the Base Death Benefit over-

- - -

the Specified Face Amount, if the applicable death benefit option is Option A, or the Specified Face Amount plus the Gross Cash Surrender Value, if the applicable death benefit option is Option B, or the Specified Face Amount plus the sum of all premiums paid less any partial surrenders, if the applicable death benefit option is Option C.

Minimum Face Amount. Total Face Amount is the sum of the Specified Face Amount and the APB Rider Face Amount. In general, the Total Face Amount must be at least $50,000, of which the Specified Face Amount must be at least $5,000. We reserve the right to waive these minimums and to offer the Policy only in conjunction with an APB Rider with a specified APB Rider Face Amount.

Changes in Face Amount. You may change the Specified Face Amount and, if applicable, the APB Rider Face Amount, subject to our underwriting rules in effect at the time of the change. Unless you specify otherwise, we will first apply a change to the APB Rider Face Amount to the extent possible. You must send your request for a change to us in writing. The Effective Date of Coverage for changes will be-

- -

for any increase in coverage, the Monthly Anniversary Day that falls on or next follows the date we approve the supplemental application for the increase; and

for any decrease in coverage, the Monthly Anniversary Day that falls on or next follows the date we receive your request.

Increases in Face Amount. An increase in the Specified Face Amount and, if applicable, the APB Rider Face Amount, is subject to our underwriting rules in effect at the time of the increase. You may be required to submit satisfactory evidence of the Insured's insurability.

Decreases in Face Amount. The Specified Face Amount may not decrease to less than the Minimum Specified Face Amount specified in the Policy. Similarly, a decrease in Specified Face Amount or APB Rider Face Amount may not decrease the Total Face Amount to an amount less than the Minimum Total Face Amount specified in the Policy. A decrease in face amount will be applied-

- - -	first, to the most recent increase; second, to the next most recent increases, in reverse chronological order; and finally, to the initial face amount.

                                                   Account Value

Your Account Value is the sum of the amounts in each Investment Option plus the amount of the Loan Account.

We measure the amounts in the Sub-Accounts in terms of Units and Unit Values. On any given day, the amount you have in a Sub-Account is equal to the Unit Value multiplied by the number of Units credited to you in that Sub-Account. The Units for each Sub-Account will have different Unit Values.

Amounts allocated to a Sub-Account will be used to purchase Units of that Sub-Account. Units are redeemed when you make partial surrenders, undertake policy loans or transfer amounts from a Sub-Account, and for payment of the Mortality and Expense Risk Charge, the Monthly Expense Charge, the Deferred Expense Load on Policy Year 1 Premium and the Monthly Cost of Insurance Charge. The number of Units of each Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Sub-Account. A Valuation Date is any day on which we, the applicable Fund and the New York Stock Exchange are open for business. For the first Valuation Date of each Sub-Account, the Unit Value is established by us. The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the Net Investment Factor. The Unit Value of a Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date. The Valuation Period is the period of time from one determination of Unit Values to the next.

Transactions are normally processed on the date we receive a premium at our Principal Office or any acceptable request is received at our Principal Office. If your premium or request is received on a date that is not a Valuation Date, or after the close of the New York Stock Exchange on a Valuation Date, the transaction will be processed on the next Valuation Date.

The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date, the Business Day we approve the policy application or the Business Day we receive a premium equal to or in excess of the Minimum Premium.

Account Value for Investment Options. The Account Value on the Investment Start Date equals-
- - -

that portion of Net Premium received and allocated to the Investment Options, minus the Monthly Expense Charges due on the Issue Date and subsequent Monthly Anniversary Days through the Investment Start Date, minus the Monthly Cost of Insurance deductions due from the Issue Date through the Investment Start Date.

The Account Value on subsequent Valuation Dates is equal to-
- - - - - - - -

the Account Value attributable to each Sub-Account on the preceding Valuation Date multiplied by that Sub-Account's Net Investment Factor, minus the Daily Risk Percentage multiplied by the number of days in the Valuation Period multiplied by the Account Value in the Sub-Account, plus the value of the Fixed Account on the preceding Valuation Date, accrued at interest, plus that portion of Net Premium received and allocated to each Investment Option during the current Valuation Period, plus that portion of any loan repayment allocated to an Investment Option during the current Valuation Period, plus if that day is a Policy Anniversary, any amount transferred to an Investment Option by which the Account Value in the Loan Account exceeds the outstanding Policy loan, minus that portion of any partial surrenders deducted from each Investment Option during the current Valuation Period, minus that portion of any Policy loan transferred from each Investment Option to the Loan Account during the current Valuation Period, minus

- - - -

if a Policy Anniversary occurs during the current Valuation Period, that portion of the Deferred Expense Load on Policy Year 1 Premium charged to each Investment Option, minus if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Expense Charge for the Policy Month just beginning charged to each Investment Option, minus if a Monthly Anniversary Day occurs during the current Valuation Period, that portion of the Monthly Cost of Insurance for the Policy Month just ending charged to each Investment Option, minus if you surrender during the current Valuation Period, that portion of the pro-rata Monthly Cost of Insurance for the Policy Month charged to each Investment Option.

Net Investment Factor. The Net Investment Factor is used to measure the Sub-Account's investment performance from one Valuation Period to the next. This factor will be greater or less than or equal to one, corresponding to a positive or negative or to a lack of change in the Sub-Account's investment performance for the preceding Valuation Period. Although we do not currently take any federal, state or local taxes into account when determining the Net Investment Factor, we reserve the right to do so. The Net Investment Factor for each Sub-Account for any Valuation Period is determined by dividing the net result of-

- - -

the net asset value of a Fund share held in the Sub-Account determined as of the end of the Valuation Period, plus the amount of any dividend or other distribution declared on amounts held in the Sub-Account if the "ex-dividend" date occurs during the Valuation Period, which for some assets will not be credited with investment experience until the dividend is paid, plus or minus a credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account,

-by the net asset value of a Fund share held in the Sub-Account determined as of the end of the preceding Valuation Period.
Account Value in the Loan Account. The Account Value in the Loan Account is zero on the Investment Start Date. The Account Value in the Loan Account on any day after the Investment Start Date equals-
- - - -

the Account Value in the Loan Account on the preceding day credited with interest at the rate specified in the Policy as the "interest credited on Loan Account rate" of 4%, plus any amount transferred from any Investment Option to the Loan Account for Policy loans requested on that day; minus any loan repayments made on that day, minus

if that day is a Policy Anniversary, any amount transferred to an Investment Option by which the Loan Account Value exceeds the outstanding Policy loan.

Insufficient Value. If the Account Value minus the outstanding Policy Debt is less than or equal to zero on a Valuation Date, then the Policy will terminate for no value, subject to the grace period described below.

Grace Period. If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period. This grace period will allow 61 calendar days from that Valuation Date for the payment of a Net Premium sufficient to cover the deductions from the Account Value. Notice of premium due will be mailed to your last known address or the last known address of any assignee of record. We will assume that your last known address is the address shown on the policy application (or notice of assignment), unless we have received satisfactory notice of a change in address. If the premium due is not paid during the grace period, then the Policy will terminate without value at the end of the 61 day period without further notice. The Policy will continue to remain in force during this grace period. If the Policy Proceeds become payable during the grace period, they will be reduced by any overdue deductions. If the Policy terminates by reason of insufficient value, there is no right to reinstate the coverage.

Insured's Attained Age 100. At the Insured's Attained Age 100, no further premium will be accepted. The Account Value will be determined in the same manner as it was prior to the Insured's Attained Age 100, except that no further deduction for Monthly Cost of Insurance will be made.

The Policy may not qualify as life insurance beyond the Insured's Attained Age 100, which may result in adverse tax consequences. We recommend that you receive counsel from your tax advisor.

Enhancement Benefit. An Enhancement Benefit may be provided if you surrender the Policy and such surrender is not made pursuant to an exchange under Section 1035 of the Internal Revenue Code (or any successor provision). The amount available for Policy loan or partial surrender will not increase by any Enhancement Benefit.

On a current basis, an Enhancement Benefit is available during the Enhancement Period (generally the first twelve Policy Years or fewer) and is calculated as follows:

- - - -

Prior to the payment of the initial Premium, the Enhancement Benefit is zero.

Whenever a Premium Expense Load, a Deferred Expense Load on Policy Year 1 Premium, a Monthly Expense Charge or a Monthly Cost of Insurance charge is deducted during the Enhancement Period, the Enhancement Benefit is increased by a percentage of each such load or charge.

At the end of each Policy Month, the Enhancement Benefit is reduced according to an amortization schedule that is designed to have a zero balance by the end of the Enhancement Period.

The Enhancement Benefit is zero after the end of the Enhancement Period.

The Enhancement Benefit is payable with respect to each Policy owned by the policyowner, and is not contingent upon surrender of all such Policies.

Splitting Units. We reserve the right to split or combine the value of Units. In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

                                                         Transfer Privileges

You normally may transfer all or a portion of your Account Value among Sub-Accounts and into the Fixed Account. Transfers from the Fixed Account may not exceed the greater of the transfer percentage multiplied by the highest Fixed Account value over the transfer period and the transfer minimum. The transfer percentage, transfer period and transfer minimum are shown in the Policy. We will make transfers pursuant to an acceptable request to our Principal Office.

You may transfer a specified dollar amount or a specified percentage of the Investment Option's value.

All transfers are subject to our consent. We reserve the right to impose limitations on transfers, including, but not limited to-

- - -	the minimum amount that may be transferred; the frequency of transfers; and the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account.

We will notify you in writing of the imposition of a transfer limitation. We do not reserve any right to impose charges for transfers. Any restrictions on transfers will apply to all policyowners in a non-discriminatory fashion.

Short-Term Trading

The Policy is not designed for short-term trading. If you wish to employ such strategies, do not purchase a Policy. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to Owners. Short-term trading can increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of Account Value. As described below under "Transfer Privileges," the Policy includes the right to limit the frequency of transfers.

Short-term trading activities whether by an individual, a firm or a third party authorized to initiate transfer requests on behalf of Owner(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under "Transfer Privileges", such as requiring transfer requests to be submitted in writing through regular first-class U.S., mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We may also impose special restrictions on third parties that engage in reallocations of Policy values by limiting the frequency of the transfer, requiring advance notice of the transfer pursuant to in-force service agreements, and reallocating or exchanging 100% of the values in the redeeming subaccounts.

In addition, some of the Funds reserve the right to refuse purchase or transfers requests from the Variable Account if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or the request is considered to be part of a short-term trading strategy. Accordingly, the Variable Account may not be in a position to effectuate some transfers with such Funds and therefore, will be unable to process such transfer requests. We also reserve the right to refuse requests involving transfers to or from the Fixed Account Option.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interest of the relevant underlying Fund and other shareholders, in certain instances such as:

-   when a new broker of record is designated for the Policy;

-   when necessary in our view to avoid hardship to an Owner;

-   when underlying Funds are dissolved, merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Owners to certain risks. The short-term trading could increase costs for all Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Owners may experience a different application of the policy and therefore may experience some of these risks. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

                                           Accessing Your Account Value

Surrender. By written request, you may surrender the Policy for its Cash Surrender Value at any time. The date the surrender is processed, the insurance coverage and all other benefits under the Policy will terminate. The Cash Surrender Value is-

- - -	the Account Value, minus the outstanding balance of any outstanding Policy Debt; plus any Enhancement Benefit.

Partial Surrenders. You may make a partial surrender of the Policy once each Policy Year after the first Policy Year by request to our Principal Office in a form satisfactory to us. The amount of any partial surrender may not exceed the Account Value minus any outstanding Policy Debt and will be payable in a lump sum. Partial surrenders may have tax consequences. Unless you provide us satisfactory evidence that the Insured remains an acceptable risk based on our underwriting limits and standards, the Total Face Amount will be reduced to the extent necessary so that

- -

the death benefit increased by the amounts payable under supplemental benefits minus the Account Value immediately after the partial surrender does not exceed the death benefit increased by the amounts payable under supplemental benefits minus the Account Value immediately before the partial surrender.

If you provide satisfactory evidence of insurability, the Death Benefit will be equal to what it was immediately prior to the partial surrender. After the partial surrender, the Specified Face Amount may not be lower than the minimum Specified Face Amount and the Total Face Amount may not be lower than the minimum Total Face Amount.

You may allocate a partial surrender among the Investment Options. If you do not specify the allocation, then we will allocate the partial surrender among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the partial surrender.

Policy Loans. Using the Policy as collateral, you may request a policy loan of your Account Value, decreased by the balance of any outstanding Policy Debt on the date the policy loan is made and by the projected deductions due to the next Policy Anniversary. We will transfer Account Value equal to the amount of the policy loan from the Investment Options to the Loan Account on the date the policy loan is made. You may allocate the policy loan among the Investment Options. If you do not specify the allocation, then we will allocate the policy loan among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the policy loan.

Interest on the policy loan will accrue daily at an annual rate of 5% in Policy Years 1 through 10 and 4.25% thereafter. This interest will be due and payable to us in arrears on each Policy Anniversary. Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and in the same manner as the prior policy loan.

The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.

All amounts paid by you that we receive will be credited to the Policy as premium unless we have received acceptable notice that the funds are to be applied to repay a policy loan. It is generally advantageous to repay a loan rather than to make a premium payment, because premium payments incur expense charges but loan repayments do not. Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans. We will accept repayment of any policy loan at any time while the Policy is in force. The amount of the loan repayment up to the outstanding balance of the policy loan will be transferred from the Loan Account to the Investment Options. You may allocate the loan repayment among the Investment Options. If you do not specify the allocation, then we will allocate the loan repayment among the Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value minus the Loan Account immediately prior to the loan repayment. We reserve the right to require that loan repayments, up to the amount of the loan allocated to the Fixed Account, first be allocated back to the Fixed Account.

Deferral of Payment. We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of notice for payment or, in the case of death of the Insured, Due Proof of such death. Payment of any amount payable from the Variable Account on death, surrender, partial surrender or policy loan may be postponed whenever-

- - -

the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on that exchange is otherwise restricted;

the SEC, or other regulatory agency with jurisdiction, by order, permits postponement for the protection of policyowners; or

an emergency exists as determined by the SEC, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account.

We reserve the right to defer payment of any portion of the Cash Surrender Value, policy loan or partial surrender payable from the Fixed Account for a period not exceeding six months from the date we receive your surrender or loan request.

                                            Charges, Deductions and Refunds

Premium Expense Load. We deduct a load from each premium payment for state and federal tax obligations and as a sales load.

For Policy Years 1 through 7, the current Premium Expense Load for all states except Kentucky will be no less than 0.0% and no greater than 9.0% on each premium payment up to and including Target Premium. For Kentucky, the maximum current Premium Expense Load is 14.0%. For premium paid in excess of Target Premium, the current Premium Expense Load will be no less than 0.0% and no greater than 3.25% on premium paid in excess of Target Premium for all states except Kentucky. For Kentucky, the maximum current Premium Expense Load is 8.25%. For Policy Year 8 and thereafter, the current Premium Expense Load will be no less than 0.0% and no greater than 3.25% on all premium paid for all states except Kentucky. For Kentucky, the maximum current Premium Expense Load is 8.25%.

The Premium Expense Load for Policy Years 1 through 7 is guaranteed not to exceed 12.5% (Kentucky: 17.5%) on each premium payment up to and including Target Premium and 5.5% (Kentucky: 10.5%) on premium paid in excess of Target Premium. The Premium Expense Load for Policy Year 8 and thereafter is guaranteed not to exceed 3.25% on all premium payments (Kentucky: 8.25%).

Target Premium varies based on the Specified Face Amount and the Insured's Issue Age and sex. We may reduce or waive the Premium Expense Load for certain group or sponsored arrangements and corporate purchasers.

Mortality and Expense Risk Charge. We deduct a daily charge from the assets of the Variable Account for the mortality and expense risks we assume with respect to the Policy. This charge is based on the applicable Daily Risk Percentage, which we will from time to time determine based on our expectations of future interest, mortality experience, persistency, expenses, profit and taxes. Expressed as an equivalent annual rate, the Daily Risk Percentage is guaranteed not to exceed 0.90% (0.0024548% daily) of assets. The current Daily Risk Percentage will be no less than 0.00% and no greater than 0.60% (0.0016389% daily) of assets.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.

Monthly Expense Charge. We deduct a flat charge at the beginning of each month to cover administrative and other expenses actually incurred. We will from time to time determine the applicable Monthly Expense Charge based on our expectations of future experience with respect to interest, mortality experience, persistency, expenses, profit and taxes, which will not exceed $15.00 in any Policy Month. Currently, the Monthly Expense Charge is $5.00 per month.

Monthly Cost of Insurance. We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage. This charge is made, in arrears, at the end of each Policy Month. If you surrender the Policy on any day other than a Monthly Anniversary Day, we will deduct a cost of insurance charge on a pro-rata basis. The deduction will equal the monthly cost of insurance rate multiplied by the Net Amount at Risk, divided by 1000. The deduction will also be adjusted to include any rider charges and any additional charges due to a substandard risk classification. The Net Amount at Risk is determined at the end of the Policy Month prior to the deduction of the Monthly Cost of Insurance and is the Death Benefit less the Gross Cash Surrender Value. The Net Amount at Risk is affected by the performance of the Sub-Accounts to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial surrenders, transaction fees and periodic charges. Monthly Cost of Insurance rates are based on the length of time the Policy has been in force and on the Insured's sex (except for unisex Policies), Issue Age, Class and table rating, if any. We will from time to time determine the applicable rates based on our expectations of future experience with respect to interest, mortality experience, persistency, expenses, profit and taxes. The expenses we consider will include, but not be limited to, any additional commissions we are required to pay as a result of any additional services that a corporate purchaser specifically requests or authorizes to be provided by our agent. Any variations will be based on uniformly applied criteria that do not discriminate unfairly against any owner. We anticipate the cost of insurance rates for coverage under the Policy to be less than the guaranteed maximum monthly rates shown in the Policy, unless the Insured has been rated a substandard risk. The cost of insurance rates shown in the Policy are based on the 1980 Commissioner's Standard Ordinary Mortality Table A (for males), Table B (for unisex) or Table G (for females). Monthly cost of insurance rates for classes of Insureds with substandard risk ratings are based on multiples of the CSO Mortality Tables described above.

Deferred Expense Load on Policy Year 1 Premium. A deduction for this expense load, which is assessed in Policy Years 2 through 7 and deducted on the Policy Anniversary, is based on premium payments in Policy Year 1 up to and including Target Premium. We will from time to time determine the applicable load based on our expectations of future experience with respect to interest, mortality experience, persistency, expenses, profit and taxes. The load is guaranteed not to exceed 1.0%. Currently, the load will be no less than 0.0% and no greater than 0.5%.

Directed Deductions. You have the ability to direct from which Investment Options the Mortality and Expense Risk Charge, Monthly Expense Charge, Deferred Expense Load on Policy Year 1 Premium and Monthly Cost of Insurance Charge deductions are taken. The deductions will be allocated among the selected Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value in all Investment Options selected. If you do not specify the allocation, or to the extent the total Account Value in all Investment Options selected is less than the deduction, deductions will be allocated among Investment Options in the same proportion that the Account Value attributable to each Investment Option bears to the total Account Value less the Loan Account immediately prior to the deduction.

APB Rider Charge. The Account Value will be reduced monthly by the cost of this rider, if attached to the Policy. We anticipate the rider's cost of insurance to be less than the guaranteed maximum monthly rates shown in the Policy for this rider. The rates are based on the 1980 CSO Mortality Table A (for males), Table B (for unisex) or Table G (for females), unless the Insured has been rated a substandard risk. Monthly rider cost of insurance rates for classes of Insured with substandard risk ratings are based on multiples of the CSO Mortality Tables described above.

Reduction of Charges. We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose. We may change our requirements based on experience. We will determine the propriety and amount of any reduction. No reduction will be unfairly discriminatory against the interests of any owner.

Termination of Policy The Policy will terminate on the earliest of-
- - -	the date we receive your request to surrender, the expiration date of the grace period due to insufficient value, or the date of Insured's death.

                                               Other Policy Provisions

Alteration. Our sales representatives do not have the authority to either alter or modify the Policy or to waive any of its provisions. The only persons with this authority are our president, actuary, secretary or one of our vice presidents.

Assignments. During the lifetime of the Insured, you may assign all or some of your rights under the Policy. All assignments must be filed at our Principal Office and must be in a form satisfactory to us. The assignment will then be effective as of the date you signed the form, subject to any action taken before it was recorded by us at our Principal Office. We are not responsible for the validity or legal effect of any assignment. Neither the Policy nor any of your rights or those of a beneficiary may be assigned or transferred without our permission.

Owner and Beneficiary. The owner has the sole and absolute power to exercise all rights and privileges under the Policy without the consent of any other person unless you provide otherwise by written notice. The beneficiary has no rights under the Policy until the death of the Insured. A beneficiary is any person or entity, named in our records as the proper recipient of the Policy Proceeds. You may change beneficiary by sending notice in a form satisfactory to us. If there is no beneficiary living when the Insured dies, we will pay the Policy Proceeds under the Policy to you. If you are also the Insured, the Policy Proceeds will be paid to your estate.

Reports to Owners. We will send you a report at least once each Policy Year. The report will show current policy values, premiums paid and deductions made since the last report. It will also show the balance of any Policy Debt.

Illustrations. Upon request, we will provide you with a hypothetical illustration of future Account Value and Death Benefits. This illustration will be furnished to you for a fee not to exceed $25.

Misstatement of Age or Sex. If the age or sex (unless a unisex Policy) of the Insured is stated incorrectly in the Policy application, the amounts payable by us will be adjusted.

     Misstatement discovered at death-The Death Benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex (unless a unisex Policy).

     Misstatement discovered prior to death-The Account Value will be recalculated from the Issue Date using the Monthly Cost of Insurance rates based on the correct age or sex (unless a unisex Policy).

Suicide. Unless state law otherwise requires, if the Insured, whether sane or insane, commits suicide within two years after the Issue Date, we will not pay any part of the Policy Proceeds. We will refund to you the greater of (a) or (b) where: (a) is the Cash Surrender Value and (b) is the premiums paid, minus the amount of any Policy Debt and minus any partial surrenders.

Incontestability. All statements made in the application or in a supplemental application are representations and not warranties. We will rely on these statements when approving the issuance, increase in total face amount, increase in Base Death Benefit over premium paid, or change in death benefit option of the Policy. No statement can be used by us in defense of a claim unless the statement was made in the application or in a supplemental application. In the absence of fraud, after a Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums. However, any increase in the Total Face Amount which is effective after the Issue Date will be incontestable only after the increase has been in force during the lifetime of the Insured for two years from the effective date of coverage of the increase. Any increase in Base Death Benefit over premium paid or increase in Base Death Benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the date of the increase.

Addition, Deletion or Substitution of Investments. Shares of any or all of the Funds may not always be available for purchase by the Sub-Accounts of the Variable Account or we may decide that further investment in any such shares is no longer appropriate. In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Variable Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the SEC. In addition, the investment policies of the separate account will not be changed without the approval of the Insurance Commissioner of the State of Delaware. We also reserve the right to eliminate or combine existing Sub-Accounts or to transfer assets between Sub-Accounts upon a Sub-Account elimination or combination. In the event of any substitution or other act described above, we may make appropriate amendment to the Policy to reflect the substitution.

Nonparticipating. The Policy does not pay dividends. The Policy does not share in our profits or surplus earnings.

Modification. Upon notice to you, we may modify the Policy if that modification-
- - - -

is necessary to make the Policy, the Variable Account or the Fixed Account comply with any law or regulation issued by a governmental agency to which we are subject;

is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or

adds, deletes or otherwise changes Investment Options.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions. In the event of any such modification, we may make appropriate amendment to the Policy to reflect the modification.

Entire Contract. Your entire contract with us consists of the Policy, the application(s), any riders, any endorsements and any other attachments. Any hypothetical illustrations prepared in connection with the Policy do not form a part of our contract with you and are intended solely to provide information about possible future performance, based solely upon data available at the time such illustrations are prepared.

Performance Information

From time to time, we may advertise total return and average annual total return of the Funds. This performance information, presented in sales literature, is based on historical earnings and is not intended to indicate future performance. Total return for a Portfolio refers to the total of the income generated by the Fund net of total operating expenses plus capital gains and losses, realized or unrealized, for the Fund. Total return of the Portfolio, net of Mortality & Expense Risk Charges, refers to the total of the income generated by the Fund net of total operating expenses plus capital gains and losses, realized or unrealized, for the Fund and net of the mortality and expense risk charge. Other charges, fees and expenses payable under the Policy are not deducted from the performance information. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Fund's or Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in the return of the Fund or Sub-Account, they are not the same as actual year-by-year results. We may compare performance information in reports and promotional literature, to-

- - -

the S&P 500, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;

other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or

the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account.

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

We may provide in advertising, sales literature, periodic publications or other materials information on various topics of interest to owners and prospective owners. Topics may include-

- -

the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, short-term trading, dollar cost averaging, constant ratio transfer and account rebalancing);

the advantages and disadvantages of investing in tax-deferred and taxable investments;

- - -

customer profiles and hypothetical purchase and investment scenarios;

financial management and tax and retirement planning; and

investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policy and the characteristics of and market for such financial instruments.

The Policy was first offered to the public in 2004. We may, however, advertise return data based on the period of time that the Funds have been in existence. The results for any period prior to the time the Policy was first publicly offered will be calculated as if the Policy had been offered during that period of time.

Voting Rights

We will vote shares of the Funds held in the Variable Account in accordance with instructions received from policyowners having a voting interest in the corresponding Sub-Accounts, to the extent required by law. We will provide each policyowner who has a voting interest in a Sub-Account with the proxy materials of the corresponding Fund, together with an appropriate form for the policyowner to submit its voting instructions to us. We will vote shares for which we receive no timely instructions, together with shares not attributable to any Policy, in the same proportion as those shares held by the Sub-Account for which we receive instructions.

We will determine the number of shares for which you are entitled to provide voting instructions as of the record date established for the applicable Fund. This number is determined by dividing your Account Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Fund.

We may, if required by state insurance regulators, disregard voting instructions if the instructions require shares to be voted to cause a change in the subclassification or investment objective of one or more of the Funds, or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions in favor of any change in the investment policies or in any investment adviser or principal underwriter of a Fund. Our disapproval of any such change must be reasonable and, in the case of change in investment policies or investment adviser, based on a good faith determination that the change would be contrary to state law or otherwise inappropriate in light of the objectives and purposes of the Fund. If we disregard voting instructions, we will include a summary of and the reasons for that action in our next periodic report to policyowners.

We reserve the right to vote shares held in the Variable Account in our own right, if permitted by applicable law.

Distribution of Policy

The Policy is sold by licensed insurance agents ("Selling Agents") in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. (the "NASD") and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of the NASD.


The Company (or its affiliates, for the purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Separate Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds. The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 40% of premium paid in the first Policy Year and 15% per annum of premium paid in Policy Years two through seven. We may also pay a commission of-

-	up to 0.15% per annum of Account Value for Policy Years one through twenty; and

-	up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum of Account Value to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including, in some cases, payments to affiliates of the Company such as Sun Life Financial Distributors, Inc., in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. These allowances may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual aggregate sales of our variable policies (including the Policy), in most cases not to exceed 3% of aggregate sales attributable to the Selling Broker-Dealer and/or may be a fixed dollar amount.

Federal Income Tax Considerations

The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice. You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively. New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life insurance contracts. The Internal Revenue Code of 1986, as amended (the

"Code"), is not in force in the Commonwealth of Puerto Rico. Accordingly, some references in this summary will not apply to Policies issued in Puerto Rico. However, due to IRS Rev. Rul. 2004-75, as amplified by Rev. Rul. 2004-97, we will treat Policy distributions and withdrawals occurring on and after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax adviser. We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Policy or any transaction involving a Policy.

Our Tax Status

We are taxed as a life insurance company under Subchapter L of the Code. Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value. Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us. Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account. Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor. We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

Taxation of Policy Proceeds

Section 7702 of the Code provides certain tests for whether a policy will be treated as a "life insurance contract" for tax purposes. Provided that the policyowner of the Policy has an insurable interest in the Insured, we believe that the Policy meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract. As such, the Death Benefit under the Policy will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the policyowner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts and the Fixed Account, until actual receipt thereof.

However, you will be taxed on all of the accumulated income under the Policy on its maturity date and there can be no assurance that an election to extend the maturity date of the Policy will avoid that result. In addition, a corporate owner may be subject to alternative minimum tax on the annual increases in Cash Surrender Values and on the portion of the Death Benefit under the Policy that exceeds its Cash Surrender Value.

To qualify as a life insurance contract under Section 7702, the Policy must satisfy certain actuarial requirements. Section 7702 requires that actuarial calculations be based on mortality charges that meet the "reasonable mortality charge" requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Policy. The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues. Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to so-called "sub-standard risks") meet the applicable requirements, we cannot be certain. It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.

For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code. We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations.

The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an "owner control" test. If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets. In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets. In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts underlying assets for federal income tax purposes.

Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances. We do not believe that the differences between the Policy and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the ability to transfer among investment choices should prevent the holding in Rev. Rul. 2003-91 from applying. Nevertheless, you should consult with a competent tax adviser on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Policy.

The guidelines in Rev. Rul. 2003-91 do not address the treatment of a policyholder which is, or which is affiliated with, an investment manager. Any investment manager or affiliate who purchases a Policy assumes the risk that it may be treated as the owner of the investments underlying the Policy under the "owner control" rules because of the investment manager's control over assets held under the Policy. However, because the diversification rules would permit an investment manager (or its affiliate) to hold a direct investment in an investment option under the Policy, we do not believe that the application of the "owner control" rules to an investment manager (or its affiliate) should affect you.

In the future, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject. Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Policy in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract under Section 7702A of the Code. Due to the flexibility of the payment of premiums and other rights you have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy. A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums. If there is a reduction in benefits during the first seven Policy Years, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level. If there is a "material change" to the Policy, the seven year testing period for Modified Endowment Contract status is restarted. A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract. We have undertaken measures to prevent payment of a premium from inadvertently causing the Policy to become a Modified Endowment Contract. In general, you should consult a qualified tax adviser before undertaking any transaction involving the Policy to determine whether such a transaction would cause the Policy to become a Modified Endowment Contract.

If a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the owner's "Investment in the Policy" and then as a distribution of the income earned under the Policy, which is subject to ordinary income tax. (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Policy in the first fifteen contract years. Such a cash distribution is taxed in whole or in part as ordinary income.) Loans from, or secured by, a Policy that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner's gross income.

If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans) immediately before the distribution over the Investment in the Policy. Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Policy. A 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the policyowner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies ) of the policyowner and the policyowner's Beneficiary. These exceptions are not likely to apply where the Policy is not owned by an individual (or held in trust for an individual). For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us (or our affiliates) to the same policyowner during any calendar year are treated as one Modified Endowment Contract.

There are substantial limits on the deductibility of policy loan interest. You should consult a qualified tax adviser regarding such deductions.

Upon the complete maturity, surrender or lapse of the Policy, the amount by which the sum of the Policy's Cash Surrender Value and any unpaid Policy Debt exceeds the policyowner's "Investment in the Policy" (as defined below) is treated as ordinary income subject to tax. Any loss incurred upon surrender generally is not deductible. Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Policy and the gain resulting from the maturity of the Policy, or a surrender or lapse of the Policy for purposes of that tax.

The term "Investment in the Policy" means-

- - -

the aggregate amount of any premiums or other consideration paid for a Policy, minus the aggregate amount received under the Policy which is excluded from the owner's gross income (other than loan amounts), plus the amount of any loan from, or secured by, the Policy that is a Modified Endowment Contract (as defined below) to the extent that such amount is included in the policyowner's gross income.

The "Investment in the Policy" is increased by any unpaid Policy Debt on a Policy that is a Modified Endowment Contract in order to prevent double taxation of income. Since the Policy Debt was treated as a taxable distribution at the time the Policy Debt was incurred, the failure to increase the "Investment in the Policy" by the Policy Debt would cause such amount to be taxed again upon a Policy surrender or lapse.

The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Policy will include any unpaid Policy Debt on a Policy that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution.

If a Policy is not a Modified Endowment Contract, then the Investment in the Policy is not affected by the receipt of a loan from, or secured by a Policy.

Whether or not the Policy is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Policy will affect the amount of the Investment in the Policy.

A policyowner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by us or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of policy indebtedness as a result of the exchange. In no event will the gain recognized exceed the amount by which the Policy's Account Value (which includes unpaid policy loans) exceeds the policyowner's Investment in the Policy.

A transfer of the Policy, a change in the policyowner, a change in the beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called "split-dollar" arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser. For instance, if you transfer the Policy or designate a new policyowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in your taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee. Further, in such a case, if the consideration received exceeds your Investment in the Policy, the difference will be taxed to you as ordinary income. Federal, as well as state and local, estate, inheritance and other tax consequences of ownership or receipt of Policy Proceeds will depend on your individual circumstances and those of the beneficiary.

Withholding

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.

Tax Return Disclosure

The Company believes that the purchase of a Policy is not currently subject to the tax return disclosure requirements of IRC Section 6011 and Treasury Regulation Section 1.6011-4. However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of IRC Section 6011 and Treasury Regulation Section 1.6011-4 to your federal tax return. The Company believes that the customer list requirements of IRC Section 6112 and Treasury Regulation Section 1.6112-1 are not currently applicable to such offerings and sales. Under IRC Section 6111 and Temporary Treasury Regulation Section 301.6111, the Company is required to register with the IRS any offerings or sales of Policies that are considered tax shelters. The Company believes that registration would not be required under current regulations with respect to sales of the offering or sale of a Policy.

Other Information

State Regulation

We are subject to the laws of Delaware governing life insurance companies and to regulation by Delaware's Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations. We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Legal Proceedings

There are no pending legal proceedings which would have a material adverse effect on the Variable Account. We are engaged in various kinds of routine litigation which, in our judgment, is not material to the Variable Account.

Experts

Actuarial matters concerning the Policy have been examined by Joshua Sobol, FSA, MAAA, Associate Product Officer for Corporate Markets of Sun Life Assurance Company of Canada (U.S.).

Registration Statements

This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policy. It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement. You may refer to the registration statement for additional information about us, the Variable Account, the underlying Funds and the Policy.

Financial Statements

Our financial statements, provided in the Statement of Additional Information, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the shares of any Fund held in the Variable Account. Instructions on how to obtain the Statement of Additional Information are provided on the last page of this prospectus.

Appendix A
Glossary of Policy Terms

Account Value-The sum of the amounts in each Sub-Account of the Variable Account, the Fixed Account and the amount of the Loan Account.

Anniversary-The same day in each succeeding year as the day of the year corresponding to the Issue Date.

APB Rider-An Additional Protection Benefit Rider (APB Rider) with which the Policy may be issued to provide additional life insurance coverage under the Policy.

APB Rider Death Benefit-The death benefit under the APB Rider.

APB Rider Face Amount-The amount of APB Rider coverage you request, as specified in your application, used in determining the Death Benefit.

Attained Age-The Insured's Issue Age plus the number of completed Policy Years.

Base Death Benefit-The death benefit under the Policy, exclusive of any APB Rider Death Benefit or any other supplemental benefits.

Business Day-Any day that we are open for business.

Cash Surrender Value-The Gross Cash Surrender Value less the balance of any outstanding Policy Debt.

Class-The risk, underwriting, and substandard table rating, if any, classification of the Insured.

Daily Risk Percentage-The applicable daily rate for deduction of the mortality and expense risk charge.

Death Benefit-The sum of the Base Death Benefit and any APB Rider Death Benefit.

Deferred Expense Load on Policy Year 1 Premium-An expense charge, assessed in the second and subsequent Policy Years, up to and including Policy Year 7, based on premium paid during Policy Year 1.

Due Proof-Such evidence as we may reasonably require in order to establish that Policy Proceeds are due and payable.

Effective Date of Coverage-

- - -

Initially, the Investment Start Date;

with respect to any increase in the Total Face Amount, the Monthly Anniversary Day that falls on or next follows the date we approve the supplemental application for such increase; and

with respect to any decrease in the Total Face Amount, the Monthly Anniversary Day that falls on or next follows the date we receive your request.

Fixed Account-The portion of the Account Value funded by assets invested in our General Account.

Fund-A mutual fund in which a Sub-Account invests.

General Account-The assets held by us other than those allocated to the Sub-Accounts of the Variable Account or any of our other separate accounts.

Gross Cash Surrender Value-The Account Value increased by any Enhancement Benefit.

Insured-The person on whose life the Policy is issued.

Investment Option-The Fixed Account and any of the Sub-Accounts of the Variable Account. Investment Start Date-The date the first premium is applied, which will be the later of
- - -	the Issue Date, the Business Day we approve the application for a Policy, or the Business Day we receive a premium equal to or in excess of the Minimum Premium.

Issue Age-The Insured's age as of the Insured's birthday nearest the Issue Date.

Issue Date-The date specified in the Policy, from which Policy Anniversaries, Policy Years and Policy Months are measured.

Loan Account-An account established for the Policy, the value of which is the principal amount of any outstanding loan against the Policy, plus credited interest thereon.

Minimum Premium-The premium amount due and payable as of the Issue Date, as specified in the Policy. The Minimum Premium varies based on the Class, Issue Age, and sex of the Insured and the Total Face Amount of the Policy.

Monthly Anniversary Day-The same day in each succeeding month as the day of the month corresponding to the Issue Date.

Monthly Cost of Insurance-A deduction made on a monthly basis for the insurance coverage provided by the Policy.

Monthly Expense Charge-A per Policy deduction made on a monthly basis for administration and other expenses.

Net Premium-The amount you pay as the premium minus the Premium Expense Load.

Policy Debt-The principal amount of any outstanding loans against the Policy, plus accrued but unpaid interest on such loans.

Policy Month-A one-month period commencing on the Issue Date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

Policy Proceeds-The amount determined in accordance with the terms of the Policy that is payable at the death of the Insured.

Policy Year-A one-year period commencing on the Issue Date or any Anniversary and ending on the next Anniversary.

Premium Expense Load - The percentage charge applied to premium.

Principal Office-Sun Life Assurance Company of Canada (U.S.)(Attn: Corporate Markets), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, or such other address as we may specify to you by written notice.

SEC-Securities and Exchange Commission.

Specified Face Amount-The amount of life insurance coverage you request, as specified in the Policy, exclusive of any APB Rider coverage, used in determining the Death Benefit.

Sub-Accounts-Sub-Accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to you.

Target Premium-An amount of premium specified as such in the Policy, used to determine our Premium Expense Load and Deferred Expense Load on Policy Year 1 Premium deductions.

Total Face Amount-The sum of the Specified Face Amount and the APB Rider Face Amount.

Unit-A unit of measurement that we use to calculate the value of each Sub-Account.

Unit Value-The value of each Unit of assets in a Sub-Account.

Valuation Date-A day that the New York Stock Exchange (or its successor; or, if the securities in which the assets of the Sub-Account are invested are not traded on the New York Stock Exchange, any principal exchange on which such securities are traded), we and, with respect to a Sub-Account, the relevant Fund are open for business. At a minimum, a Valuation Date will occur once each Policy Month. We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on that Valuation Date.

Valuation Period-The period of time from one to the next determination of Unit Values.

Variable Account-Sun Life of Canada (U.S.) Variable Account G, one of our separate accounts, established for the purpose of funding variable insurance benefits payable under the Policy.

Appendix B
Privacy Policy

Introduction

At the Sun Life Financial group of companies, protecting your privacy is important to us. Whether you are an existing customer or considering a relationship with us, we recognize that you have an interest in how we may collect, use and share information about you.

Sun Life Financial has a long tradition of safeguarding the privacy of its customers' information. We understand and appreciate the trust and confidence you place in us, and we take seriously our obligation to maintain the confidentiality and security of your personal information.

We invite you to review this Privacy Policy which outlines how we use and protect that information.

Collection of Nonpublic Personal Information by Sun Life Financial

Collecting personal information from you is essential to our ability to offer you high-quality investment, retirement and insurance products. When you apply for a product or service from us, we need to obtain information from you to determine whether we can provide it to you. As part of that process, we may collect information about you, known as nonpublic personal information, from the following sources:
-	Information we receive from you on applications or other forms, such as your name, address, social security number and date of birth;
-	Information about your transactions with us, our affiliates or others, such as other life insurance policies or annuities that you may own; and
-	Information we receive from a consumer reporting agency, such as a credit report.

Limited Use and Sharing of Nonpublic Personal Information by Sun Life Financial

We use the nonpublic personal information we collect to help us provide the products and services you have requested and to maintain and service your accounts. Once we obtain nonpublic personal information from you, we do not disclose it to any third party except as permitted or required by law.

We may share your nonpublic personal information within Sun Life Financial to help us develop innovative financial products and services and to allow our member companies to inform you about them. The Sun Life Financial group of companies provides a wide variety of financial products and services including individual life insurance, individual fixed and variable annuities and group life, disability, and medical stop-loss insurance.

We also may disclose your nonpublic personal information to companies that help in conducting our business or perform services on our behalf, or to other financial institutions with which we have joint marketing agreements. Sun Life Financial is highly selective in choosing these companies, and we require them to comply with strict standards regarding the security and confidentiality of our customers' nonpublic personal information. These companies may use and disclose the information provided to them only for the purpose for which it is provided, as permitted by law.

There also may be times when Sun Life Financial is required to disclose its customers' nonpublic personal information, such as when complying with federal, state or local laws, when responding to a subpoena, or when complying with an inquiry by a governmental agency or regulator.

Our Treatment of Information About Former Customers

Our protection of your nonpublic personal information extends beyond the period of your customer relationship with us. If your customer relationship with us ends, we will not disclose your information to nonaffiliated third parties other than as permitted or required by law.

Security of Your Nonpublic Personal Information

We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to safeguard your nonpublic personal information from unauthorized use or improper access.

Employee Access to Your Nonpublic Personal Information

We restrict access to your nonpublic personal information to those employees who have a business need to know that information in order to provide products or services to you or to maintain your accounts. Our employees are governed by a strict code of conduct and are required to maintain the confidentiality of customer information.

The following Sun Life Financial member companies have adopted this Notice. Other Sun Life Financial affiliated companies have adopted their own privacy policies. Please check their websites for details.

Insurance Companies	Distributors/Broker-Dealers/Underwriters

Sun Life Assurance Company of Canada	Clarendon Insurance Agency, Inc.
Sun Life Assurance Company of Canada (U.S.)	Sun Life Financial Distributors, Inc.
Sun Life Insurance and Annuity Company of New York	IFMG of Oklahoma, Inc.
Independence Life and Annuity Company	IFS Agencies, Inc.
(including the separate accounts of these companies)	IFS Agencies of Alabama, Inc.
IFS Agencies of New Mexico, Inc.
IFS Insurance Agencies of Ohio, Inc.
IFS Insurance Agencies of Texas, Inc.
Independent Financial Marketing Group, Inc.
IFMG Securities, Inc.
LSC Insurance Agency of Arizona, Inc.


The SAI includes additional information about Sun Life of Canada (U.S.) Variable Account G and is incorporated herein by reference. The SAI and personalized illustrations of death benefits, cash surrender values and cash values are available upon request at no charge. You may make inquiries about the Policy, request an SAI and request a personalized illustration by calling 1-888-594-2654.

You can review and copy the complete registration statement (including the SAI) which contains additional information about us, the Policy and the Variable Account at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the Securities and Exchange Commission at 202-942-8090. Reports and other information about the Policy and its mutual fund investment options are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a duplication fee, by writing the Public Reference Section, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-07837
PART B
STATEMENT OF ADDITIONAL INFORMATION
SUN LIFE LARGE CASE VUL
VARIABLE UNIVERSAL LIFE POLICY
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

	May 1, 2006

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Sun Life Large Case VUL prospectus, dated May 1, 2006. The SAI is incorporated by reference into the prospectus. The prospectus is available, at no charge, by writing Sun Life Assurance Company of Canada (U.S.) ("the Company") at One Sun Life Executive Park, Wellesley Hills, MA 02481 or calling 1-888-594-2654.

TABLE OF CONTENTS
THE COMPANY AND THE VARIABLE ACCOUNT	2
CUSTODIAN	2
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	2
DISTRIBUTION AND UNDERWRITING OF POLICY	2
THE POLICY	3
FINANCIAL STATEMENTS OF SEPARATE ACCOUNT G	5
FINANCIAL STATEMENTS OF THE COMPANY	60

THE COMPANY AND THE VARIABLE ACCOUNT

Sun Life Financial Inc. ("Sun Life Financial"), a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life (U.S.). Sun Life Financial ultimately controls Sun Life (U.S.) through the following intervening holding company subsidiaries: Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Financial Corp. Sun Life of Canada (U.S.) Variable Account G was established in accordance with Delaware law on July 25, 1996 and is registered as a unit investment trust.

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for reserves held in the Variable Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) that are included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report appearing therein (which report, dated March 23, 2006, accompanying such financial statements expresses an unqualified opinion and includes an explanatory paragraph relating to the adoption of the American Institute of Certified Public Accountants' Statement of Position 03-01, Accounting and Reporting by Insurance Enterprises of Certain Nontraditional Long-Duration Contracts and for Separate Accounts, effective January 1, 2004, the adoption of provisions of FASB Interpretation No. 46, Consolidation of Variable Interest Entities, and the adoption of provisions of FASB Interpretation No 46R, Consolidation of Variable Interest Entities, effective December 31, 2003 as described in Note 1), and have been included on their authority as experts in accounting and auditing. Their office is located at 200 Berkeley St, Boston, Massachusetts.

The financial statements of Sun Life of Canada (U.S.) Variable Account G that are included in the Statement of Additional Information have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report appearing therein (which report dated April 7, 2006 accompanying the financial statements of Sun Life of Canada (U.S.) Variable Account G expresses an unqualified opinion) and have been included on their authority as experts in accounting and auditing.

DISTRIBUTION AND UNDERWRITING OF THE POLICY

The Policy is offered on a continuous basis. The Policy is sold by licensed insurance agents ("Selling Agents") in those states where the Policy may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms ("Selling Broker-Dealers") registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. (the "NASD") and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of the NASD.

The Company (or its affiliates, for the purposes of this section only, collectively, "the Company"), pays the Selling Broker-Dealers compensation for sale of the Policy. The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Policy Owner or the Separate Account. The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds. The amount and timing of commissions the Company may pay to Selling Broker-Dealers is not expected to be more than 40% of premium paid in the first Policy Year and 15% per annum of premium paid in Policy Years two through seven. We may also pay a commission of-

o o	up to 0.15% per annum of Account Value for Policy Years one through twenty; and up to 0.10% per annum of Account Value thereafter.

We may also pay up to an additional 0.15% per annum to broker-dealers who provide additional services specifically requested or authorized by corporate purchasers. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by NASD rules and other applicable laws and regulations.


The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including, in some cases, payments to affiliates of the Company such as Sun Life Financial Distributors, Inc., in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. These allowances may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual aggregate sales of our variable policies (including the Policy), in most cases not to exceed 3% of aggregate sales attributable to the Selling Broker-Dealer and/or may be a fixed dollar amount.

THE POLICY

To apply for a Policy, you must submit an application to our Principal Office. We will then follow underwriting procedures designed to determine the insurability of the proposed Insured. We offer the Policy on a regular (or medical) underwriting, simplified underwriting, expanded guaranteed issue or guaranteed issue basis. The proposed Insured generally must be less than 81 years old for a Policy to be issued. For Policies underwritten on a medical or simplified basis, we may require that the proposed Insured undergo one or more medical examinations and that you provide us with such additional information as we may deem necessary, before an application is approved. We will issue Policies on an expanded guaranteed issue or guaranteed issue basis with respect to certain groups of Insureds. Policies issued on such basis must be pre-approved based on information you provide to us on a master application and on certain other underwriting requirements which all members of a proposed group of Insureds must meet. Proposed Insureds must be acceptable risks based on our underwriting limits and standards. We will not issue a Policy until the underwriting process has been completed to our satisfaction. In addition, we reserve the right to reject an application that does not meet our underwriting requirements or to "rate" an Insured as a substandard risk, which will result in increased cost of insurance charges. The cost of insurance charges are based on the 1980 Commissioner's Standard Ordinary Mortality Table A (for males), Table B (for unisex) or Table G (for females).

Premium Expense Load. We deduct a load from each premium payment for state and federal tax obligations and as a sales load.

For Policy Years 1 through 7, the current Premium Expense Load will be no less than 0.0% and no greater than 9.0% on each premium payment up to and including Target Premium and will be no less than 0.0% and no greater than 3.25% on premium paid in excess of Target Premium. For Policy Year 8 and thereafter, the current Premium Expense Load will be no less than 0.0% and no greater than 3.25% on all premium paid.

The Premium Expense Load for Policy Years 1 through 7 is guaranteed not to exceed 12.5% on each premium payment up to and including Target Premium and 5.5% on premium paid in excess of Target Premium. The Premium Expense Load for Policy Year 8 and thereafter is guaranteed not to exceed 3.25% on all premium payments.

Target Premium varies based on the Total Face Amount and the Insured's Issue Age and sex. We may reduce or waive the Premium Expense Load for certain group or sponsored arrangements and corporate purchasers.

Reduction of Charges. We reserve the right to reduce any of our charges and deductions in connection with the sale of the Policy if we expect that the sale may result in cost savings, subject to any requirements we may from time to time impose. We may change our requirements based on experience. We will determine the propriety and amount of any reduction. No reduction will be unfairly discriminatory against the interests of any class of policyowner. Additional information may be obtained by calling the Company at 1-888-594-2654.

Increase in Face Amount. You may request an increase in the Specified Face Amount. You must provide satisfactory evidence of the Insured's insurability. Once requested, an increase will become effective at the next monthly anniversary day following our approval of your request. The Policy does not allow for an increase if the Insured's Attained Age is greater than 80 on the effective date of the increase.

If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge is determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount. In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) are included in this Statement of Additional Information. The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) are provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Sun Life of Canada (U.S.) Variable Account G

Statement of Condition - December 31, 2005
Assets:
Investments in Mutual Funds:	Shares	Cost	Value
AIM Variable Insurance Funds:
AIM V.I. Basic Value Fund ("AI6")	844	$10,206	$10,439
AIM V.I. Capital Appreciation Fund ("ACA")	82,984	1,749,856	2,048,035
AIM V.I. Core Equity Fund ("AI3")	481	10,437	11,284
AIM V.I. Growth Fund ("AI2")	486	7,845	8,376
AIM V.I. International Growth Fund ("AI4")	17,702	353,071	410,145
AIM V.I. Mid Cap Core Equity Fund ("A22")	50,904	668,259	692,807
AIM V.I. Premier Equity Fund ("AVF")	4,656	93,428	103,921
Alger American Fund:
Alger American MidCap Growth Portfolio ("AL4")	32	695	706
AllianceBernstein Variable Products Series Fund, Inc.:
VP Growth and Income Portfolio ("AN3")	25,264	572,474	622,753
VP Technology Portfolio ("AN2")	1,544	22,185	24,139
VP Worldwide Privatization Portfolio ("AN4")	36,379	693,278	878,908
Delaware Variable Insurance Products Trust:
Delaware VIP Growth Opportunities Series ("DGO")	4,625	77,989	82,224
Delaware VIP REIT Series ("DRS")	14,938	263,953	280,386
Delaware VIP Small Cap Value Series ("DSV")	11,465	326,049	353,481
Dreyfus Investment Portfolios:
MidCap Stock Portfolio ("DMC")	939	18,040	17,978
Dreyfus Variable Investment Fund:
Appreciation Portfolio ("DCA")	508	17,866	18,852
Developing Leaders Portfolio ("DSC")	152,529	5,837,404	6,705,154
Growth and Income Portfolio ("DGI")	598	11,628	13,042
Quality Bond Portfolio ("DQB")	545,449	6,212,228	6,152,664
Dreyfus Stock Index Fund ("DSI"):	1,137,371	31,592,627	36,191,147
Fidelity Variable Insurance Products Funds:
VIP Equity-Income Portfolio ("FEI")	401,670	8,652,080	10,238,569
VIP Growth Portfolio ("FGP")	88,518	2,519,831	2,983,045
VIP Growth & Income Portfolio ("FVG")	1,713	24,975	25,260
VIP High Income Portfolio ("FHI")	62,450	401,707	385,319
VIP Investment Grade Bond Portfolio ("FIG")	334,427	4,230,506	4,267,292
VIP Money Market Portfolio ("FMM")	138,904	138,904	138,904
VIP Money Market Portfolio SC ("FL5")	5,196,569	5,196,569	5,196,569
Fidelity Variable Insurance Products Funds II:
VIP II Asset Manager: Growth Portfolio ("FAM")	1,336	16,621	17,326
VIP II Contrafund Portfolio ("FCN")	93,429	2,296,939	2,899,099
VIP II Contrafund SC2 Portfolio ("FL1")	168,404	4,131,312	5,168,326
VIP II Growth Portfolio ("FL3")	72,576	2,242,167	2,416,056
VIP II Index 500 Portfolio ("FIP")	402	48,053	56,972
VIP II Overseas Portfolio ("FL2")	117,074	1,953,892	2,392,999
FAM Variable Series Funds, Inc.
Mercury Value Opportunities V.I. Fund ("MLV")	74,860	1,967,333	1,866,268
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate Fund ("FRE")	6,721	218,707	218,785
Franklin Small-Mid Cap Growth Securities Fund ("FSC")	29,441	577,397	608,257
Templeton Foreign Securities Fund: Class 1 ("TFS")	206,481	3,009,084	3,270,664
Templeton Foreign Securities Fund: Class 2 ("FTI")	50,502	673,013	788,842
Templeton Growth Securities Fund: Class 1 ("TSF")	855,888	10,496,054	11,965,308
Templeton Growth Securities Fund: Class 2 ("FTG")	31,417	407,229	433,867
Goldman Sachs Variable Insurance Trust:
Goldman Sachs VIT CORESM U.S. Equity Fund ("GS3")	6,031	70,537	79,186
Goldman Sachs VIT Capital Growth Fund ("GS7")	8,302	82,465	88,662
INVESCO Variable Investment Funds, Inc.:
INVESCO VIF Small Company Growth Fund ("IV2")	68,494	990,995	1,110,286
J.P. Morgan Series Trust II:
Bond Portfolio ("JBP")	1,079,352	12,638,013	12,811,912

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G

Statement of Condition - December 31, 2005 - continued
Assets:
Investments in Mutual Funds (continued):	Shares	Cost	Value
J.P. Morgan Series Trust II (continued):
Small Company Portfolio ("JSC")	40,338	$566,707	$642,180
U.S. Large Cap Core Equity Portfolio ("JEP")	8,444	112,840	114,836
Lord Abbett Series Fund, Inc.:
Growth and Income Portfolio ("LA1")	284,568	7,295,514	7,444,295
International Portfolio ("LA3")	3,809	32,153	39,726
Mid-Cap Value Portfolio ("LA2")	155,004	3,094,582	3,269,031
MFS/Sun Life Series Trust:
Bond Series ("MF7")	15,804	187,661	179,060
Capital Appreciation Series ("CAS")	371,427	6,228,967	7,172,252
Capital Appreciation Series SC ("MFD")	58,089	1,016,576	1,112,980
Capital Opportunities Series ("CO1")	11,561	146,534	154,105
Emerging Growth Series ("EGS")	6,602	98,586	112,770
Emerging Growth Series SC ("MFF")	7,474	111,764	126,233
Global Growth Series ("GGR")	9,749	120,369	131,423
Government Securities Series ("GSS")	1,239,453	16,390,451	15,914,574
Government Securities Series SC ("MFK")	148,335	1,908,095	1,894,235
High Yield Series SC ("MFC")	25,214	179,270	171,204
International Growth Series ("IG1")	63,628	812,558	977,324
Massachusetts Investors Growth Stock Series ("MIS")	10,448	84,639	102,183
Massachusetts Investors Growth Stock Series SC ("M1B")	23,260	214,684	225,856
Massachusetts Investors Trust Series ("CGS")	629	14,313	18,965
Massachusetts Investors Trust Series SC ("MFL")	954	26,363	28,589
Mid Cap Growth Series ("MC1")	155,277	812,362	919,240
Money Market Series ("MMS")	34,103,329	34,103,329	34,103,329
New Discovery Series SC ("M1A")	97,795	1,281,328	1,387,713
Research International Series ("RIS")	146,055	2,118,923	2,444,969
Research Series ("RES")	1,108	15,323	18,891
Research Series SC ("RE1")	28,116	433,953	476,001
Strategic Growth Series ("SG1")	110,602	804,317	850,530
Strategic Income Series ("SI1")	61	643	649
Total Return Series ("TRS")	540,480	9,677,617	10,323,172
Total Return Series SC ("MFJ")	254,202	4,694,564	4,822,216
Utilities Series ("UTS")	1,594	22,490	28,887
Utilities Series SC ("MFE")	560	9,681	10,084
Value Series ("EIS")	-	-	-
Value Series SC ("MV1")	30,619	456,464	496,329
Neuberger Berman Advisers Management Trust:
Limited Maturity Bond Portfolio ("NLM")	49,569	640,124	626,554
Mid-Cap Growth Portfolio ("NMC")	236,883	4,217,314	4,803,984
Partners Portfolio ("NPP")	14	279	298
Regency Portfolio ("NAR")	119,975	1,636,571	1,859,618
Oppenheimer Variable Account Funds:
Oppenheimer Capital Appreciation Fund/VA ("OCF")	27,770	1,038,334	1,069,694
Oppenheimer Global Securities Fund/VA ("OGS")	548	17,964	18,308
Oppenheimer Main Street Small Cap Fund®/VA ("OSC")	32,816	520,772	563,777
PIMCO Variable Insurance Trust:
PIMCO Emerging Markets Bond Portfolio ("PMB")	2,002	26,353	27,343
PIMCO High Yield Portfolio ("PHY")	42,772	349,439	350,304
PIMCO Low Duration Portfolio ("PLD")	80	816	809
PIMCO Real Return Portfolio ("PRR")	112,655	1,450,629	1,429,593
PIMCO Total Return Portfolio ("PTR")	452,042	4,724,753	4,628,915
Rydex Variable Trust:
Rydex VT Nova Fund ("RX1")	60	451	512
Rydex VT OTC Fund ("RX2")	5	58	73
Scudder VIT Funds:
Scudder VIT EAFE® Equity Index Fund ("SEE")	-	-	-

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G

Statement of Condition - December 31, 2005 - continued
Assets:
Investments in Mutual Funds (continued):	Shares	Cost	Value
Scudder VIT Funds (continued):
Scudder VIT Small Cap Index Fund: Class A ("SSI")	106,080	$1,415,312	$1,527,549
Scudder VIT Small Cap Index Fund: Class B ("SSC")	95,204	1,235,892	1,369,988
Scudder Variable Series II:
SVS Dreman Small Cap Value Portfolio ("SCV")	282	5,386	5,643
Sun Capital Advisers TrustSM:
Sun Capital All Cap Fund ("SCM")	31,174	367,791	326,389
Sun Capital Investment Grade Bond Fund ("SIG")	408,738	4,045,971	3,972,930
Sun Capital Money Market Fund ("SC1")	21,916,153	21,916,153	21,916,153
Sun Capital Real Estate Fund ("SRE")	376,421	6,376,801	7,076,722
SCSM Blue Chip Mid Cap Fund ("SC5")	213,602	3,642,531	4,400,206
SCSM Davis Venture Value Fund ("SC7")	3,176	33,601	36,712
SCSM Value Small Cap Fund ("SCB")	151,291	2,117,208	2,086,298
T. Rowe Price Equity Series, Inc.:
Blue Chip Growth Portfolio ("TBC")	29,063	276,464	279,588
Equity Income Portfolio ("REI")	653,343	13,562,682	14,236,335
New America Growth Portfolio ("RNA")	3,575	70,084	72,648
The Universal Institutional Funds, Inc.
Van Kampen UIF Mid Cap Growth Portfolio ("VMG")	7,004	86,034	85,312
Van Kappen Life Investment Trust:
Van Kampen LIT Comstock Portfolio ("VCP")	98	1,293	1,348
Van Kampen LIT Growth and Income Portfolio ("VGI")	992	20,402	20,335

Net Assets:		$274,394,983	$292,561,983

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G

Statement of Condition - December 31, 2005 - continued
Net Assets Applicable to Contract Owners:	Units	Unit Value	Value
AI6	915	$11.4122	$10,439
ACA	189,249	10.8218	2,048,035
AI3	818	13.8173	11,284
AI2	727	11.5281	8,376
AI4	24,516	16.7255	410,145
A22	59,376	11.6681	692,807
AVF	12,129	8.5661	103,921
AL4	61	11.8482	706
AN3	46,915	13.2730	622,753
AN2	1,935	12.5140	24,139
AN4	38,455	22.8557	878,908
DGO	6,474	12.7000	82,224
DRS	19,485	14.3899	280,386
DSV	26,821	13.1793	353,481
DMC	1,562	11.5084	17,978
DCA	1,535	12.2839	18,852
DSC	476,208	14.0812	6,705,154
DGI	1,188	10.9822	13,042
DQB	422,644	14.5623	6,152,664
DSI	3,603,696	10.0405	36,191,147
FEI	600,228	17.0576	10,238,569
FGP	204,148	14.6115	2,983,045
FVG	2,234	11.3080	25,260
FHI	34,527	11.1573	385,319
FIG	270,915	15.7514	4,267,292
FL5	500,774	10.3773	5,196,569
FAM	1,848	11.1454	17,326
FCN	126,315	22.9521	2,899,099
FL1	308,911	16.7292	5,168,326
FL3	205,186	11.7748	2,416,056
FIP	3,432	16.4872	56,972
FL2	141,542	16.9053	2,392,999
MLV	148,198	12.5931	1,866,268
FRE	19,099	11.4557	218,785
FSC	52,788	11.5226	608,257
TFS	254,286	12.8622	3,270,664
FTI	43,562	18.1103	788,842
TSF	650,615	18.3908	11,965,308
FTG	24,456	17.7420	433,867
GS3	5,797	13.6604	79,186
GS7	7,633	11.6171	88,662
IV2	78,833	14.0834	1,110,286
JBP	789,914	16.2227	12,811,912
JSC	37,694	17.0208	642,180
JEP	9,144	12.5588	114,836
LA1	522,122	14.2559	7,444,295
LA3	2,812	14.1247	39,726
LA2	206,568	15.8192	3,269,031
MF7	16,412	10.9101	179,060
CAS	656,239	10.9294	7,172,252
MFD	97,961	11.3613	1,112,980
CO1	12,888	11.9566	154,105
EGS	7,689	14.6685	112,770
MFF	9,627	13.1134	126,233
GGR	6,688	19.6372	131,423
GSS	984,125	16.1714	15,914,574

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G

Statement of Condition - December 31, 2005 - continued
Net Assets Applicable to Contract Owners (continued):	Units	Unit Value	Value
MFK	161,616	$11.7174	$1,894,235
MFC	11,655	14.6890	171,204
IG1	66,809	14.6287	977,324
MIS	11,155	9.1571	102,183
M1B	19,482	11.5928	225,856
CGS	1,679	11.2862	18,965
MFL	2,288	12.5156	28,589
MC1	77,639	11.8400	919,240
MMS	2,848,202	11.9731	34,103,329
M1A	106,088	13.0783	1,387,713
RIS	179,699	13.6059	2,444,969
RES	1,633	11.5636	18,891
RE1	36,361	13.0909	476,001
SG1	76,777	11.0779	850,530
SI1	58	11.2304	649
TRS	576,178	17.9160	10,323,172
MFJ	361,075	13.3548	4,822,216
UTS	1,628	17.7541	28,887
MFE	634	15.9064	10,084
EIS	-	11.9969	-
MV1	37,653	13.1817	496,329
NLM	44,587	14.0507	626,554
NMC	330,149	14.5519	4,803,984
NPP	20	16.7065	298
NAR	141,084	13.1809	1,859,618
OCF	94,709	11.2946	1,069,694
OGS	1,374	13.3276	18,308
OSC	43,365	13.0009	563,777
PMB	1,433	19.0893	27,343
PHY	22,982	15.2457	350,304
PLD	79	10.2557	809
PRR	116,738	12.2474	1,429,593
PTR	399,997	11.5732	4,628,915
RX1	58	8.8899	512
RX2	11	7.8776	73
SEE	-	0.0000	-
SSI	126,501	12.0754	1,527,549
SSC	81,411	16.8283	1,369,988
SCV	488	11.5625	5,643
SCM	23,634	13.8105	326,389
SIG	284,245	13.9822	3,972,930
SC1	2,072,605	10.5761	21,916,153
SRE	249,940	28.3149	7,076,722
SC5	230,173	19.1149	4,400,206
SC7	2,448	15.0011	36,712
SCB	124,420	16.7646	2,086,298
TBC	24,398	11.4595	279,588
REI	930,172	15.3048	14,236,335
RNA	7,084	10.2558	72,648
VMG	6,297	13.5484	85,312
VCP	114	11.8920	1,348
VGI	1,633	12.4484	20,335
Net Assets Applicable to Contract Owners			292,423,079
Net Assets Applicable to Sponsor(1)	10,000	13.8910	138,904
Total Net Assets			$292,561,983

  All net assets applicable to the Sponsor are held in Fidelity VIP Money Market Portfolio ("FMM")

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G

Statement of Operations - Year Ended December 31, 2005

	AI6	ACA	AI3	AI2	AI4	A22
	Sub-	Sub-	Sub-	Sub-	Sub-	Sub-
	Account	Account	Account	Account	Account	Account
Income:
Dividends	$99	$1,061	$165	$-	$2,512	$3,260
Net investment income	$9	$1,061	$165	$-	$2,512	$3,260

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	$-	$(14,430)	$426	$6	$43,648	$16,672
Realized gain distributions	116	-	-	-	-	19,926
Net realized gains (losses)	$116	$(14,430)	$426	$6	$43,648	$36,598
Net unrealized appreciation (depreciation) on investments:
End of year	$233	$298,179	$847	$531	$57,074	$24,548
Beginning of year	-	137,939	824	-	37,787	-
Change in unrealized appreciation (depreciation)	$233	$160,240	$23	$531	$19,287	$24,548
Realized and unrealized gains (losses)	$349	$145,810	$449	$537	$62,935	$61,146
Increase (Decrease) in net assets from operations	$358	$146,871	$614	$537	$65,447	$64,406

	AVF	AL4(1)	AN3	AN2	AN4	DGO
	Sub-	Sub-	Sub-	Sub-	Sub-	Sub-
	Account	Account	Account	Account	Account	Account
Income:
Dividends	$8644	$-	$6,521	$-	$2,469	$-
Net investment income	$8644	$-	$6,521	$-	$2,469	$-

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	$2,088	$(12)	$3,727	$759	$11,991	$88
Realized gain distributions	-	-	-	-	-	-
Net realized gains (losses)	$2,088	$(12)	$3,727	$759	$11,991	$88
Net unrealized appreciation (depreciation) on investments:
End of year	$10,493	$11	$50,279	$1,954	$185,630	$4,235
Beginning of year	7,851	-	32,784	2,104	45,447	-
Change in unrealized appreciation (depreciation)	$2,642	$11	$17,495	$(150)	$140,183	$4,235
Realized and unrealized gains (losses)	$4,730	$(1)	$21,222	$609	$152,174	$4,323
Increase (Decrease) in net assets from operations	$5,594	$(1)	$27,743	$609	$154,643	$4,323
  For the period May 2, 2005 (commencement of operations of Sub-Account) through December 31, 2005

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G

Statement of Operations - Year Ended December 31, 2005 - continued

	DRS	DSV	DMC(1)	DCA	DSC	DGI
	Sub-	Sub-	Sub-	Sub-	Sub-	Sub-
	Account	Account	Account	Account	Account	Account
Income:
Dividends	$-	$-	$-	$44	$-	$166
Net investment income	$-	$-	$-	$44	$-	$166

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	$1,647	$6,751	$-	$33,800	$488,186	$608
Realized gain distributions	-	-	-	-	-	-
Net realized gains (losses)	$1,647	$6,751	$-	$33,800	$488,186	$608
Net unrealized appreciation (depreciation) on investments:
End of year	$16,433	$27,432	$(62)	$986	$867,750	$1,414
Beginning of year	-	-	-	30,563	808,839	1,694
Change in unrealized appreciation (depreciation)	$16,433	$27,432	$(62)	$(29,577)	$58,911	$(280)
Realized and unrealized gains (losses)	$18,080	$34,183	$(62)	$4,223	$547,097	$328
Increase (Decrease) in net assets from operations	$18,080	$34,183	$(62)	$4,267	$547,097	$494

	DQB	DSI	FEI	FGP	FVG	FHI
	Sub-	Sub-	Sub-	Sub-	Sub-	Sub-
	Account	Account	Account	Account	Account	Account
Income:
Dividends	$221,771	$516,314	$144,563	$13,030	$-	$50,510
Net investment income	$221,771	$516,314	$144,563	$13,030	$-	$50,510

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	$13,015	$74,182	$1,215,896	$(11,064)	$12	$1,663
Realized gain distributions	-	-	317,683	-	-	-
Net realized gains (losses)	$13,015	$74,182	$1,533,579	$(11,064)	$12	$1,663
Net unrealized appreciation (depreciation) on investments:
End of year	$(59,564)	$4,598,520	$1,586,489	$463,214	$285	$(16,388)
Beginning of year	21,499	3,419,365	2,764,175	292,552	-	26,394
Change in unrealized appreciation (depreciation)	$(81,063)	$1,179,155	$(1,177,686)	$170,662	$285	$(42,782)
Realized and unrealized gains (losses)	$(68,048)	$1,253,337	$355,893	$159,598	$297	$(41,119)
Increase (Decrease) in net assets from operations	$153,723	$1,769,651	$500,456	$172,628	$297	$9,391

(1) For the period May 2, 2005 (commencement of operations of Sub-Account) through December 31, 2005

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G

Statement of Operations - Year Ended December 31, 2005 - continued

	FIG	FMM	FL5	FAM	FCN	FL1
	Sub-	Sub-	Sub-	Sub-	Sub-	Sub-
	Account	Account	Account	Account	Account	Account
Income:
Dividends	$-	$4,087	$108,379	$-	$5,470	$3,742
Net investment income	$-	$4,087	$108,379	$-	$5,470	$3,742

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	$2,012	$-	$-	$23,237	$67,115	$65,309
Realized gain distributions	-	-	-	-	342	535
Net realized gains (losses)	$2,012	$-	$-	$23,237	$67,457	$65,844
Net unrealized appreciation (depreciation) on investments:
End of year	$36,786	$-	$-	$705	$602,160	$1,037,014
Beginning of year	-	-	-	25,374	296,558	400,134
Change in unrealized appreciation (depreciation)	$36,786	$-	$-	$(24,669)	$305,602	$636,880
Realized and unrealized gains (losses)	$38,798	$-	$-	$(1,432)	$373,059	$702,724
Increase (Decrease) in net assets from operations	$38,798	$4,087	$108,379	$(1,432)	$378,529	$706,466

	FL3	FIP	FL2	MLV	FRE(1)	FSC
	Sub-	Sub-	Sub-	Sub-	Sub-	Sub-
	Account	Account	Account	Account	Account	Account
Income:
Dividends	$4,137	$965	$8,822	$4,930	$-	$-
Net investment income	$4,137	$965	$8,822	$4,930	$-	$-

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	$9,986	$360	$17,357	$2,862	$17	$111
Realized gain distributions	-	-	8,822	219,457	-	-
Net realized gains (losses)	$9,986	$360	$26,179	$222,319	$17	$111
Net unrealized appreciation (depreciation) on investments:
End of year	$173,889	$8,919	$439,107	$(101,065)	$78	$30,860
Beginning of year	56,022	7,469	163,950	-	-	1,066
Change in unrealized appreciation (depreciation)	$117,867	$1,450	$275,157	$(101,065)	$78	$29,794
Realized and unrealized gains (losses)	$127,853	$1,810	$301,336	$121,254	$95	$29,905
Increase (Decrease) in net assets from operations	$131,990	$2,775	$310,158	$126,184	$95	$29,905

(1) For the period May 2, 2005 (commencement of operations of Sub-Account) through December 31, 2005

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G

Statement of Operations - Year Ended December 31, 2005 - continued

	TFS	FTI	TSF	FTG	GS3	GS7
	Sub-	Sub-	Sub-	Sub-	Sub-	Sub-
	Account	Account	Account	Account	Account	Account
Income:
Dividends	$19,1944	$9,030	$131,706	$1,727	$587	$125
Net investment income	$19,194	$9,030	$131,706	$1,727	$587	$125

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	$16,269	$19,757	$(29,043)	$1,619	$4,900	$1,817
Realized gain distributions	-	-	-	-	-	-
Net realized gains (losses)	$16,269	$19,757	$(29,043)	$1,619	$4,900	$1,817
Net unrealized appreciation (depreciation) on investments:
End of year	$261,580	$115,829	$1,469,254	$26,638	$8,649	$6,197
Beginning of year	1,448	61,357	555,885	6,890	8,146	4,603
Change in unrealized appreciation (depreciation)	$260,132	$54,472	$913,369	$19,748	$503	$1,594
Realized and unrealized gains (losses)	$276,401	$74,229	$884,326	$21,367	$5,403	$3,411
Increase (Decrease) in net assets from operations	$295,595	$83,259	$1,016,032	$23,094	$5,990	$3,536

	IV2	JBP	JSC	JEP	LA1	LA3
	Sub-	Sub-	Sub-	Sub-	Sub-	Sub-
	Account	Account	Account	Account	Account	Account
Income:
Dividends	$-	$384,798	$-	$1,394	$71,434	$-
Net investment income	$-	$384,798	$-	$1,394	$71,434	$-

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	$1,946	$461	$14,503	$10,925	$223,193	$649
Realized gain distributions	-	194,363	80,007	-	436,450	1,475
Net realized gains (losses)	$1,946	$194,824	$94,510	$10,925	$659,643	$2,124
Net unrealized appreciation (depreciation) on investments:
End of year	$119,291	$173,899	$75,473	$1,996	$148,781	$7,573
Beginning of year	65,430	419,326	151,353	16,203	588,512	1,639
Change in unrealized appreciation (depreciation)	$53,861	$(245,427)	$(75,880)	$(14,207)	$(439,731)	$5,934
Realized and unrealized gains (losses)	$55,807	$(50,603)	$18,630	$(3,282)	$219,912	$8,058
Increase (Decrease) in net assets from operations	$55,807	$334,195	$18,630	$(1,888)	$291,346	$8,058

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G

Statement of Operations - Year Ended December 31, 2005 - continued

	LA2	MF7	CAS	MFD	CO1	EGS
	Sub-	Sub-	Sub-	Sub-	Sub-	Sub-
	Account	Account	Account	Account	Account	Account
Income:
Dividends	$13,888	$10,616	$38,837	$3,053	$1,237	$-
Net investment income	$13,888	$10,616	$38,837	$3,053	$1,237	$-

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	$12,785	$(909)	$34,154	$6,463	$1,548	$16,366
Realized gain distributions	189,765	3,101	-	-	-	-
Net realized gains (losses)	$202,550	$2,192	$34,154	$6,463	$1,548	$16,366
Net unrealized appreciation (depreciation) on investments:
End of year	$174,449	$(8,601)	$943,285	$96,404	$7,571	$14,184
Beginning of year	207,031	1,479	930,051	90,481	7,813	21,522
Change in unrealized appreciation (depreciation)	$(32,582)	$(10,080)	$13,234	$5,923	$(242)	$(7,338)
Realized and unrealized gains (losses)	$169,968	$(7,888)	$47,388	$12,386	$1,306	$9,028
Increase (Decrease) in net assets from operations	$183,856	$2,728	$86,225	$15,439	$2,543	$9,028

	MFF	GGR	GSS	MFK	MFC	IG1
	Sub-	Sub-	Sub-	Sub-	Sub-	Sub-
	Account	Account	Account	Account	Account	Account
Income:
Dividends	$-	$870	$652,937	$69,624	$15,831	$5,463
Net investment income	$-	$870	$652,937	$69,624	$15,831	$5,463

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	$61,183	$15,909	$(13,168)	$(30,792)	$(2,737)	$9,992
Realized gain distributions	-	-	-	-	-	-
Net realized gains (losses)	$61,183	$15,909	$(13,168)	$(30,792)	$(2,737)	$9,992
Net unrealized appreciation (depreciation) on investments:
End of year	$14,469	$11,054	$(475,877)	$(13,860)	$(8,066)	$164,766
Beginning of year	87,428	20,489	(121,146)	(14,335)	1,987	58,610
Change in unrealized appreciation (depreciation)	$(72,959)	$(9,435)	$(354,731)	$475	$(10,053)	$106,156
Realized and unrealized gains (losses)	$(11,776)	$6,474	$(367,899)	$(30,317)	$(12,790)	$116,148
Increase (Decrease) in net assets from operations	$(11,776)	$7,344	$285,038	$39,307	$3,041	$121,611

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G

Statement of Operations - Year Ended December 31, 2005 - continued

	MIS	M1B	CGS	MFL	MC1	MMS
	Sub-	Sub-	Sub-	Sub-	Sub-	Sub-
	Account	Account	Account	Account	Account	Account
Income:
Dividends	$460	$258	$167	$234	$-	$917,231
Net investment income	$460	$258	$167	$234	$-	$917,231

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	$1,497	$2,383	$327	$205	$13,334	$(1)
Realized gain distributions	-	-	-	-	-	-
Net realized gains (losses)	$1,497	$2,383	$327	$205	$13,334	$(1)
Net unrealized appreciation (depreciation) on investments:
End of year	$17,544	$11,172	$4,652	$2,226	$106,878	$-
Beginning of year	15,852	3,132	3,739	606	90,208	-
Change in unrealized appreciation (depreciation)	$1,692	$8,040	$913	$1,620	$16,670	$-
Realized and unrealized gains (losses)	$3,189	$10,423	$1,240	$1,825	$30,004	$(1)
Increase (Decrease) in net assets from operations	$3,649	$10,681	$1,407	$2,059	$30,004	$917,230

	M1A	RIS	RES	RE1	SG1	SI1
	Sub-	Sub-	Sub-	Sub-	Sub-	Sub-
	Account	Account	Account	Account	Account	Account
Income:
Dividends	$-	$15,558	$92	$1,624	$1,022	$800
Net investment income	$-	$15,558	$92	$1,624	$1,022	$800

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	$(10,242)	$134	$463	$2,020	$8,301	$(549)
Realized gain distributions	-	-	-	-	-	109
Net realized gains (losses)	$(10,242)	$134	$463	$2,020	$8,301	$(440)
Net unrealized appreciation (depreciation) on investments:
End of year	$106,385	$326,046	$3,568	$42,048	$46,213	$6
Beginning of year	75,468	-	2,699	12,614	41,696	292
Change in unrealized appreciation (depreciation)	$30,917	$326,046	$869	$29,434	$4,517	$(286)
Realized and unrealized gains (losses)	$20,675	$326,180	$1,332	$31,454	$12,818	$(726)
Increase (Decrease) in net assets from operations	$20,675	$341,738	$1,424	$33,078	$13,840	$74

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G

Statement of Operations - Year Ended December 31, 2005 - continued

	TRS	MFJ	UTS	MFE	EIS	MV1
	Sub-	Sub-	Sub-	Sub-	Sub-	Sub-
	Account	Account	Account	Account	Account	Account
Income:
Dividends	$242,540	$91,332	$211	$8	$454	$5,952
Net investment income	$242,540	$91,332	$211	$8	$454	$5,952

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	$26,081	$34,580	$1,677	$204	$12,844	$11,778
Realized gain distributions	233,340	93,750	-	-	-	-
Net realized gains (losses)	$259,421	$128,330	$1,677	$204	$12,844	$11,778
Net unrealized appreciation (depreciation) on investments:
End of year	$645,555	$127,652	$6,397	$403	$-	$39,865
Beginning of year	851,850	215,948	4,800	217	-	27,063
Change in unrealized appreciation (depreciation)	$(206,295)	$(88,296)	$1,597	$186	$-	$12,802
Realized and unrealized gains (losses)	$53,126	$40,034	$3,274	$390	$12,844	$24,580
Increase (Decrease) in net assets from operations	$295,666	$131,366	$3,485	$398	$13,298	$30,532

	NLM	NMC	NPP	NAR	OCF	OGS
	Sub-	Sub-	Sub-	Sub-	Sub-	Sub-
	Account	Account	Account	Account	Account	Account
Income:
Dividends	$17,551	$-	$2	$1,316	$3,827	$-
Net investment income	$17,551	$-	$2	$1,316	$3,827	$-

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	$(1,384)	$276,364	$23,870	$24,078	$83	$(14)
Realized gain distributions	-	-	-	97,004	-	-
Net realized gains (losses)	$(1,384)	$276,364	$23,870	$121,082	$83	$(14)
Net unrealized appreciation (depreciation) on investments:
End of year	$(13,570)	$586,670	$19	$223,047	$31,360	$344
Beginning of year	(5,184)	321,793	23,288	152,018	-	-
Change in unrealized appreciation (depreciation)	$(8,386)	$264,877	$(23,269)	$71,029	$31,360	$344
Realized and unrealized gains (losses)	$(9,770)	$541,241	$601	$192,111	$31,443	$330
Increase (Decrease) in net assets from operations	$7,781	$541,241	$603	$193,427	$35,270	$330

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G

Statement of Operations - Year Ended December 31, 2005 - continued

	OSC	PMB	PHY	PLD	PRR	PTR
	Sub-	Sub-	Sub-	Sub-	Sub-	Sub-
	Account	Account	Account	Account	Account	Account
Income:
Dividends	$-	$897	$15,406	$8	$31,882	$143,739
Net investment income	$-	$897	$15,406	$8	$31,882	$143,739

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	$(6)	$2	$(166)	$(5)	$25,246	$1,039
Realized gain distributions	10,862	492	-	2	14,810	72,071
Net realized gains (losses)	$10,856	$494	$(166)	$(3)	$40,056	$73,110
Net unrealized appreciation (depreciation) on investments:
End of year	$43,005	$990	$865	$(7)	$(21,036)	$(95,838)
Beginning of year	-	(2)	5,137	-	20,778	20,298
Change in unrealized appreciation (depreciation)	$43,005	$992	$(4,272)	$(7)	$(41,814)	$(116,136)
Realized and unrealized gains (losses)	$53,861	$1,486	$(4,438)	$(10)	$(1,758)	$(43,026)
Increase (Decrease) in net assets from operations	$53,861	$2,383	$10,968	$(2)	$30,124	$100,713

	RX1	RX2	SEE(2)	SSI	SSC	SCV(1)
	Sub-	Sub-	Sub-	Sub-	Sub-	Sub-
	Account	Account	Account	Account	Account	Account
Income:
Dividends	$2	$-	$19	$9,016	$4,183	$-
Net investment income	$2	$-	$19	$9,016	$4,183	$-

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	$65	$3	$(26)	$(293)	$14,481	$-
Realized gain distributions	-	-	-	38,669	27,840	-
Net realized gains (losses)	$65	$3	$(26)	$38,376	$42,321	$-
Net unrealized appreciation (depreciation) on investments:
End of year	$61	$15	$(1)	$112,238	$134,096	$257
Beginning of year	111	2	-	-	101,902	-
Change in unrealized appreciation (depreciation)	$(50)	$13	$(1)	$112,238	$32,194	$257
Realized and unrealized gains (losses)	$15	$16	$(27)	$150,614	$74,515	$257
Increase (Decrease) in net assets from operations	$17	$16	$(8)	$159,630	$78,698	$257

(1) For the period May 2, 2005 (commencement of operations of Sub-Account) through December 31, 2005

(2) For the period January 1, 2005 (commencement of operations of Sub-Account) through July 25, 2005

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G

Statement of Operations - Year Ended December 31, 2005 - continued

	SCM	SIG	SC1	SRE	SC5	SC7
	Sub-	Sub-	Sub-	Sub-	Sub-	Sub-
	Account	Account	Account	Account	Account	Account
Income:
Dividends	$411	$165,650	$595,734	$104,956	$3,339	$197
Net investment income	$411	$165,650	$595,734	$104,956	$3,339	$197

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	$8,687	$9,072	$1	$170,127	$54,823	$752
Realized gain distributions	51,506	34,584	-	564,686	93,428	-
Net realized gains (losses)	$60,193	$43,656	$1	$734,813	$148,251	$752
Net unrealized appreciation (depreciation) on investments:
End of year	$(41,402)	$(73,041)	$-	$699,921	$757,675	$3,111
Beginning of year	20,401	67,488	-	793,856	301,740	1,206
Change in unrealized appreciation (depreciation)	$(61,803)	$(140,529)	$-	$(93,935)	$455,935	$1,905
Realized and unrealized gains (losses)	$(1,610)	$(96,873)	$1	$640,878	$604,186	$2,657
Increase (Decrease) in net assets from operations	$(1,199)	$68,777	$595,735	$745,834	$607,525	$2,854

	SCB	TBC	REI	RNA	VMG	VCP
	Sub-	Sub-	Sub-	Sub-	Sub-	Sub-
	Account	Account	Account	Account	Account	Account
Income:
Dividends	$-	$201	$211,690	$-	$-	$-
Net investment income	$-	$201	$211,690	$-	$-	$-

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	$26,456	$508	$72,619	$2,318	$12	$(5)
Realized gain distributions	262,943	-	652,582	-	-	-
Net realized gains (losses)	$289,399	$508	$725,201	$2,318	$12	$(5)
Net unrealized appreciation (depreciation) on investments:
End of year	$(30,910)	$3,124	$673,653	$2,564	$(722)	$55
Beginning of year	163,301	1,288	1,062,450	1,647	-	-
Change in unrealized appreciation (depreciation)	$(194,211)	$1,836	$(388,797)	$917	$(722)	$55
Realized and unrealized gains (losses)	$95,188	$2,344	$336,404	$3,235	$(710)	$50
Increase (Decrease) in net assets from operations	$95,188	$2,545	$548,094	$3,235	$(710)	$50

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G

Statement of Operations - Year Ended December 31, 2005 - continued

VGI
Sub-
Account
Income:
Dividends	$-
Net investment income	$-

Realized and Unrealized Gains (Losses):
Realized gains (losses) on investment transactions:
Realized gain (loss) on sale of fund shares	$1
Realized gain distributions	-
Net realized gains (losses)	$1
Net unrealized appreciation (depreciation) on investments:
End of year	$(67)
Beginning of year	-
Change in unrealized appreciation (depreciation)	$(67)
Realized and unrealized gains (losses)	$(66)
Increase (Decrease) in net assets from operations	$(66)

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G

Statements of Changes in Net Assets
	AI6	ACA		AI3		AI2	AI4		A22
	Sub-Account	Sub-Account		Sub-Account		Sub-Account	Sub-Account		Sub-Account
	Year Ended					Year Ended			Year Ended
	December 31,	Year Ended December 31,		Year Ended December 31,		December 31,	Year Ended December 31,		December 31,
	2005	2005	2004	2005	2004	2005	2005	2004	2005
Operations:
Net investment income (loss)	$9	$1,061	$-	$165	$78	$-	$2,512	$1,109	$3,260
Net realized gains (losses)	116	(14,430)	(34,945)	426	269	6	43,648	502	36,598
Change in unrealized gains (losses)	233	160,240	125,949	23	272	531	19,287	31,693	24,548
Increase (Decrease) in net assets from operations	$358	$146,871	$91,004	$614	$619	$537	$65,447	$33,304	$64,406

Contract Owner Transactions:
Purchase payments received	$11,548	$318,735	$356,581	$4,830	$2,418	$3,021	$116,858	$71,247	$810,538
Net transfers between Sub-Accounts	-	(126,665)	(54,525)	-	2,238	5,183	39,044	26,086	(155,700)
Withdrawals, surrenders and annuitizations	-	(1,468)	(3,791)	-	-	-	-	-	-
Mortality and expense risk, cost of insurance and contract charges	(1,467)	(24,590)	(24,827)	(2,236)	(1,408)	(365)	(5,334)	(3,197)	(26,437)
Increase (Decrease) in net assets from contract owner transactions	$10,081	$166,012	$273,438	$2,594	$3,248	$7,839	$150,568	$94,136	$628,401
Increase (Decrease) in net assets	$10,439	$312,883	$364,442	$3,208	$3,867	$8,376	$216,015	$127,440	$692,807

Net Assets:
Beginning of year	-	1,735,152	1,370,710	8,076	4,209	-	194,130	66,690	-
End of year	$10,439	$2,048,035	$1,735,152	$11,284	$8,076	$8,376	$410,145	$194,130	$692,807

Unit Activity from Participant Transactions:
Beginning of Year	-	174,503	146,985	617	353	-	13,682	5,825	-
Units purchased	1,048	29,120	36,434	370	196	273	7,853	5,960	75,770
Units transferred between Sub-Accounts	-	(11,762)	(5,869)	-	182	488	3,341	2,155	(14,016)
Units withdrawn, surrendered or canceled	(133)	(2,612)	(3,047)	(169)	(114)	(34)	(360)	(258)	(2,378)
End of Year	915	189,249	174,503	818	617	727	24,516	13,682	59,376

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G

Statements of Changes in Net Assets - continued

	AVF		AL4	AN3		AN2		AN4		DGO
	Sub-Account		Sub-Account	Sub-Account		Sub-Account		Sub-Account		Sub-Account
			Year Ended							Year Ended
	Year Ended December 31,		December 31,	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		December 31,
	2005	2004	2005(1)	2005	2004	2005	2004	2005	2004	2005
Operations:
Net investment income (loss)	$864	$268	$-	$6,521	$2,001	$-	$-	$2,469	$280	$-
Net realized gains (losses)	2,088	6,192	(12)	3,727	5,147	759	985	11,991	316	88
Change in unrealized gains (losses)	2,642	(1,990)	11	17,495	23,109	(150)	980	140,183	45,426	4,235
Increase (Decrease) in net assets from operations	$5,594	$4,470	$(1)	$27,743	$30,257	$609	$1,965	$154,643	$46,022	$4,323

Contract Owner Transactions:
Purchase payments received	$37,493	$8,747	$804	$90,548	$123,612	$13,243	$8,342	$269,832	$207	$-
Net transfers between Sub-Accounts	7,677	(932)	-	137,802	199,003	(12,874)	9,841	181,629	247,231	78,468
Withdrawals, surrenders and annuitizations	-	(66,986)	-	-	(13,398)	-	-	-	-	-
Mortality and expense risk, cost of insurance and contract charges	(5,845)	(5,250)	(97)	(15,017)	(9,314)	(749)	(482)	(15,735)	(5,047)	(567)
Increase (Decrease) in net assets from contract owner transactions	$39,325	(64,421)	$707	$213,333	$299,903	$(380)	$17,701	$435,726	$242,391	$77,901
Increase (Decrease) in net assets	$44,919	$(59,951)	$706	$241,076	$330,160	$229	$19,666	$590,369	$288,413	$82,224

Net Assets:
Beginning of year	59,002	118,953	-	381,677	51,517	23,910	4,244	288,539	126	-
End of year	103,921	$59,002	$706	$622,753	$381,677	$24,139	$23,910	$878,908	$288,539	$82,224

Unit Activity from Participant Transactions:
Beginning of Year	7,274	15,515	-	30,073	4,511	1,986	370	15,219	8	-
Units purchased	4,643	1,140	69	7,117	10,697	1,131	741	14,547	13	-
Units transferred between Sub-Accounts	928	(118)	-	10,895	16,819	(1,117)	919	9,461	15,505	6,520
Units withdrawn, surrendered or canceled	(716)	(9,263)	(8)	(1,170)	(1,954)	(65)	(44)	(772)	(307)	(46)
End of Year	12,129	7,274	61	46,915	30,073	1,935	1,986	38,455	15,219	6,474

(1) For the period May 2, 2005 (commencement of operations of Sub-Account) through December 31, 2005

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G

Statements of Changes in Net Assets - continued
	DRS	DSV	DMC	DCA		DSC		DGI
	Sub-Account	Sub-Account	Sub-Account	Sub-Account		Sub-Account		Sub-Account
	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2005	2005	2005(1)	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$-	$-	$-	$44	$11,215	$-	$8,928	$166	$136
Net realized gains (losses)	1,647	6,751	-	33,800	1,950	488,186	301,400	608	399
Change in unrealized gains (losses)	16,433	27,432	(62)	(29,577)	11,729	58,911	96,538	(280)	245
Increase (Decrease) in net assets from operations	$18,080	$34,183	$(62)	$4,267	$24,894	$547,097	$406,866	$494	$780

Contract Owner Transactions:
Purchase payments received	$28,087	$118,431	$18,046	$5,677	$42,878	$810,397	$310,724	$3,295	$3,792
Net transfers between Sub-Accounts	239,271	214,869	-	(274,794)	33,426	789,633	745,485	131	(1)
Withdrawals, surrenders and annuitizations	-	-	-	-	(299,280)	(23,287)	(158,300)	-	-
Mortality and expense risk, cost of insurance and contract charges	(5,052)	(14,002)	(6)	(4,804)	(14,451)	(114,932)	(92,636)	(2,476)	(2,379)
Increase (Decrease) in net assets from contract owner transactions	$262,306	$319,298	$18,040	$(273,921)	$(237,427)	$1,461,811	$805,273	$950	$1,412
Increase (Decrease) in net assets	$280,386	$353,481	$17,978	$(269,654)	$(212,533)	$2,008,908	$1,212,139	$1,444	$2,192

Net Assets:
Beginning of year	-	-	-	288,506	501,039	4,696,246	3,484,107	11,598	9,406
End of year	$280,386	$353,481	$17,978	$18,852	$288,506	$6,705,154	$4,696,246	$13,042	$11,598

Unit Activity from Participant Transactions:
Beginning of Year	-	-	-	24,514	45,304	352,886	291,499	1,094	953
Units purchased	2,015	9,753	1,563	477	3,790	63,882	25,203	316	380
Units transferred between Sub-Accounts	17,826	18,191	-	(23,053)	2,976	69,807	55,918	13	-
Units withdrawn, surrendered or canceled	(356)	(1,123)	(1)	(403)	(27,556)	(10,367)	(19,734)	(235)	(239)
End of Year	19,485	26,821	1,562	1,535	24,514	476,208	352,886	1,188	1,094

(1) For the period May 2, 2005 (commencement of operations of Sub-Account) through December 31, 2005

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G

Statements of Changes in Net Assets - continued

	DQB		DSI		FEI		FGP		FVG
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
									Year Ended
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005
Operations:
Net investment income (loss)	$221,771	$223,520	$516,314	$343,068	$144,563	$221,575	$13,030	$5,671	$-
Net realized gains (losses)	13,015	12,263	74,182	(352,654)	1,533,579	95,879	(11,064)	(35,407)	12
Change in unrealized gains (losses)	(81,063)	(40,294)	1,179,155	1,982,275	(1,177,686)	1,400,617	170,662	111,758	285
Increase (Decrease) in net assets from operations	$153,723	$195,489	$1,769,651	$1,972,689	$500,456	$1,718,071	$172,628	$82,022	$297

Contract Owner Transactions:
Purchase payments received	$314,882	$319,843	$8,592,510	$1,834,552	$2,109,999	$2,794,652	$435,570	$472,830	$26,590
Net transfers between Sub-Accounts	202,081	(3,759)	5,944,929	1,798,676	(9,126,509)	(34,282)	49	(27)	-
Withdrawals, surrenders and annuitizations	(36,513)	(536,123)	(177,126)	(1,887,643)	(3,277)	(217,758)	-	(122,370)	-
Mortality and expense risk, cost of insurance and contract charges	(95,631)	(83,260)	(589,833)	(355,426)	(262,373)	(418,484)	(73,612)	(65,924)	(1,627)
Increase (Decrease) in net assets from contract owner transactions	$384,819	$(303,299)	$13,770,480	$1,390,159	$(7,282,160)	$2,124,128	$362,007	$284,509	$24,963
Increase (Decrease) in net assets	$538,542	$(107,810)	$15,540,131	$3,362,848	$(6,781,704)	$3,842,199	$534,635	$366,531	$25,260

Net Assets:
Beginning of year	5,614,122	5,721,932	20,651,016	17,288,168	17,020,273	13,178,074	2,448,410	2,081,879	-
End of year	$6,152,664	$5,614,122	$36,191,147	$20,651,016	$10,238,569	$17,020,273	$2,983,045	$2,448,410	$25,260

Unit Activity from Participant Transactions:
Beginning of Year	395,218	416,146	2,152,440	1,994,466	1,056,327	912,163	177,274	155,827	-
Units purchased	21,882	23,760	903,262	207,227	130,306	189,139	32,206	35,073	2,382
Units transferred between Sub-Accounts	14,800	(166)	627,639	203,674	(569,956)	(2,378)	-	-	-
Units withdrawn, surrendered or canceled	(9,256)	(44,522)	(79,645)	(252,927)	(16,449)	(42,597)	(5,332)	(13,626)	(148)
End of Year	422,644	395,218	3,603,696	2,152,440	600,228	1,056,327	204,148	177,274	2,234

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G

Statements of Changes in Net Assets - continued
	FHI		FIG	FMM		FL5		FAM
	Sub-Account		Sub-Account	Sub-Account		Sub-Account		Sub-Account
			Year Ended
	Year Ended December 31,		December 31,	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2005	2004	2005	2004(2)	2005	2004
Operations:
Net investment income (loss)	$50,510	$16,852	$-	$4,087	$1,611	$108,379	$74,245	$-	$3,369
Net realized gains (losses)	1,663	4,733	2,012	-	-	-	-	23,237	445
Change in unrealized gains (losses)	(42,782)	(381)	36,786	-	-	-	-	(24,669)	7,600
Increase (Decrease) in net assets from operations	$9,391	$21,204	$38,798	$4,087	$1,611	$108,379	$74,245	$(1,432)	$11,414

Contract Owner Transactions:
Purchase payments received	$24,633	$8,993	$197,228	$-	$-	$18,083,308	$30,924,266	$5,088	$6,602
Net transfers between Sub-Accounts	80,707	65,564	4,085,940	-	-	(12,885,678)	(30,776,858	(217,852)	75,008
Withdrawals, surrenders and annuitizations	(13,016)	(647)	-	-	-	-	-	-	-
Mortality and expense risk, cost of insurance and contract charges	(9,131)	(7,603)	(54,674)	-	(1)	(132,040)	(199,053)	(4,242)	(5,792)
Increase (Decrease) in net assets from contract owner transactions	$83,193	$66,307	$4,228,494	$-	$(1)	$5,065,590	$(51,645)	$(217,006)	$75,818
Increase (Decrease) in net assets	$92,584	$87,511	$4,267,292	$4,087	$1,610	$5,173,969	$22,600	$(218,438)	$87,232

Net Assets:
Beginning of year	292,735	205,224	-	134,817	133,207	22,600	-	235,764	148,532
End of year	$385,319	$292,735	$4,267,292	$138,904	$134,817	$5,196,569	$22,600	$17,326	$235,764

Unit Activity from Participant Transactions:
Beginning of Year	26,937	20,702	-	10,000	10,000	2,242	-	21,978	14,671
Units purchased	2,251	877	12,789	-	-	1,775,370	3,087,582	488	642
Units transferred between Sub-Accounts	7,372	6,165	261,620	-	-	(1,263,852)	(3,065,478)	(20,219)	7,231
Units withdrawn, surrendered or canceled	(2,033)	(807)	(3,494)	-	-	(12,986)	(19,862)	(399)	(566)
End of Year	34,527	26,937	270,915	10,000	10,000	500,774	2,242	1,848	21,978

(2) For the period May 3, 2004 (commencement of operations of Sub-Account) through December 31, 2004

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G

Statements of Changes in Net Assets - continued

	FCN		FL1		FL3		FIP		FL2
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$5,470	$2,459	$3,742	$1,548	$4,137	$659	$965	$709	$8,822	$8,039
Net realized gains (losses)	67,457	54,519	65,844	24,926	9,986	56,783	360	1,030	26,179	63,478
Change in unrealized gains (losses)	305,602	137,140	636,880	291,743	117,867	(8,008)	1,450	2,635	275,157	93,539
Increase (Decrease) in net assets from operations	$378,529	$194,118	$706,466	$318,217	$131,990	$49,434	$2,775	$4,374	$310,158	$165,056

Contract Owner Transactions:
Purchase payments received	$702,141	$28,764	$875,022	$677,260	$575,576	$593,549	$-	$-	$426,315	$498,774
Net transfers between Sub-Accounts	266,377	872,462	977,269	1,194,370	263,079	414,930	-	32,567	48,831	650,595
Withdrawals, surrenders and annuitizations	(41,102)	(150,988)	(2,383)	(1,274)	-	(17,436)	-	-	-	(31,134)
Mortality and expense risk, cost of insurance and contract charges	(50,085)	(24,968)	(111,123)	(63,933)	(48,898)	(37,953)	(1,331)	(1,295)	(32,618)	(32,798)
Increase (Decrease) in net assets from contract owner transactions	$877,331	$725,270	$1,738,785	$1,806,423	$789,757	$953,090	$(1,331)	$31,272	$442,528	$1,085,437
Increase (Decrease) in net assets	$1,255,860	$919,388	$2,445,251	$2,124,640	$921,747	$1,002,524	$1,444	$35,646	$752,686	$1,250,493

Net Assets:
Beginning of year	1,643,239	723,851	2,723,075	598,435	1,494,309	491,785	55,528	19,882	1,640,313	389,820
End of year	$2,899,099	$1,643,239	$5,168,326	$2,723,075	$2,416,056	$1,494,309	$56,972	$55,528	$2,392,999	$1,640,313

Unit Activity from Participant Transactions:
Beginning of year	83,724	42,586	189,838	48,020	133,887	45,436	3,516	1,378	115,242	31,025
Units purchased	33,383	1,634	59,580	53,025	52,561	55,911	-	-	29,729	39,937
Units transferred between Sub-Accounts	13,629	49,337	66,977	93,755	23,132	37,706	-	2,226	(1,183)	49,286
Units withdrawn, surrendered or canceled	(4,421)	(9,833)	(7,484)	(4,962)	(4,394)	(5,166)	(84)	(88)	(2,246)	(5,006)
End of year	126,315	83,724	308,911	189,838	205,186	133,887	3,432	3,516	141,542	115,242

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G

Statements of Changes in Net Assets - continued

	MLV	FRE	FSC		TFS		FTI		TSF
	Sub-Account	Sub-Account	Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2005	2005(1)	2005	2004(2)	2005	2004(2)	2005	2004	2005	2004
Operations:
Net investment income (loss)	$4,930	$-	$-	$-	$19,194	$-	$9,030	$3,490	$131,706	$42,475
Net realized gains (losses)	222,319	17	111	-	16,269	-	19,757	1,817	(29,043)	(35,837)
Change in unrealized gains (losses)	(101,065)	78	29,794	1,066	260,132	1,448	54,472	60,362	913,369	526,511
Increase (Decrease) in net assets from operations	$126,184	$95	$29,905	$1,066	$295,595	$1,448	$83,259	$65,669	$1,016,032	$533,149

Contract Owner Transactions:
Purchase payments received	$26,787	$219,799	$204,002	$86,302	$1,624,473	$51,198	$172,088	$47,892	$1,398,712	$350,081
Net transfers between Sub-Accounts	1,735,949	(4)	308,140	-	1,378,178	-	160,088	286,396	5,704,530	154,073
Withdrawals, surrenders and annuitizations	-	-	-	-	-	-	-	-	(39,377)	(121,512)
Mortality and expense risk, cost of insurance and contract charges	(22,652)	(1,105)	(21,097)	(61)	(80,189)	(39)	(21,680)	(10,822)	(213,214)	(64,346)
Increase (Decrease) in net assets from contract owner transactions	$1,740,084	$218,690	$491,045	$86,241	$2,922,462	$51,159	$310,496	$323,466	$6,850,651	$318,296
Increase (Decrease) in net assets	$1,866,268	$218,785	$520,950	$87,307	$3,218,057	$52,607	$393,755	$389,135	$7,866,683	$851,445

Net Assets:
Beginning of year	-	-	87,307	-	52,607	-	395,087	5,952	4,098,625	3,247,180
End of year	$1,866,268	$218,785	$608,257	$87,307	$3,270,664	$52,607	$788,842	$395,087	$11,965,308	$4,098,625

Unit Activity from Participant Transactions:
Beginning of year	-	-	7,962	-	4,519)	-	24,034	430	243,051	223,841
Units purchased	2,257	19,198	18,035	7,968	139,931	4,522	10,661	3,295	81,191	21,353
Units transferred between Sub-Accounts	147,803	-	28,733	-	116,544	-	10,156	21,053	340,933	10,085
Units withdrawn, surrendered or canceled	(1,862)	(99)	(1,942)	(6)	(6,708)	(3)	(1,289)	(744)	(14,560)	(12,228)
End of year	148,198	19,099	52,788	7,962	254,286	4,519	43,562	24,034	650,615	243,051

(1) For the period May 2, 2005 (commencement of operations of Sub-Account) through December 31, 2005

(2) For the period May 3, 2004 (commencement of operations of Sub-Account) through December 31, 2004

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G

Statements of Changes in Net Assets - continued

	FTG		GS3		GS7		IV2		JBP
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$1,727	$570	$587	$801	$125	$376	$-	$-	$384,798	$374,120
Net realized gains (losses)	1,619	4,696	4,900	(125)	1,817	(240)	1,946	25,163	194,824	205,885
Change in unrealized gains (losses)	19,748	3,247	503	8,055	1,594	4,603	53,861	39,362	(245,427)	(114,725)
Increase (Decrease) in net assets from operations	$23,094	$8,513	$5,990	$8,731	$3,536	$4,739	$55,807	$64,525	$334,195	$465,280

Contract Owner Transactions:
Purchase payments received	$39,656	$20,599	$14,878	$17,307	$32,217	$9,763	$232,014	$241,480	$1,426,066	$354,889
Net transfers between Sub-Accounts	316,062	19,509	(14,601)	52,473	1,468	42,579	248,611	79,930	1,332	(91,629)
Withdrawals, surrenders, and annuitizations	(542)	(104)	-	-	-	-	-	-	(331)	(556)
Mortality and expense risk, cost of insurance and contract charges	(8,734)	(5,306)	(3,851)	(2,316)	(4,021)	(1,619)	(13,890)	(9,709)	(197,862)	(178,390)
Increase (Decrease) in net assets from contract owner transactions	$346,442	$34,698	$(3,574)	$67,464	$29,664	$50,723	$466,735	$311,701	$1,229,205	$84,314
Increase (Decrease) in net assets	$369,536	$43,211	$2,416	$76,195	$33,200	$55,462	$522,542	$376,226	$1,563,400	$549,594

Net Assets:
Beginning of year	64,331	21,120	76,770	575	55,462	-	587,744	211,518	11,248,512	10,698,918
End of year	$433,867	$64,331	$79,186	$76,770	$88,662	$55,462	$1,110,286	$587,744	$12,811,912	$11,248,512

Unit Activity from Participant Transactions:
Beginning of year	3,950	1,504	5,987	53	4,915	-	43,896	17,990	713,031	707,104
Units purchased	2,397	1,419	1,189	1,477	2,891	935	17,737	20,597	89,341	23,453
Units transferred between Sub-Accounts	18,663	1,392	(1,076)	4,654	188	4,134	18,248	6,119	(39)	(5,889)
Units withdrawn, surrendered or canceled	(554)	(365)	(303)	(197)	(361)	(154)	(1,048)	(810)	(12,419)	(11,637)
End of year	24,456	3,950	5,797	5,987	7,633	4,915	78,833	43,896	789,914	713,031

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G

Statements of Changes in Net Assets - continued

	JSC		JEP		LA1		LA3		LA2
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$-	$-	$1,394	$6,199	$71,434	$34,890	$-	$7	$13,888	$3,035
Net realized gains (losses)	94,510	10,771	10,925	28,632	659,643	110,143	2,124	183	202,550	41,332
Change in unrealized gains (losses)	(75,880)	92,180	(14,207)	(17,045)	(439,731)	322,382	5,934	811	(32,582)	126,007
Increase (Decrease) in net assets from operations	$18,630	$102,951	$(1,888)	$17,786	$291,346	$467,415	$8,058	$1,001	$183,856	$170,374

Contract Owner Transactions:
Purchase payments received	$7,769	$15,469	$812	$177,164	$3,243,381	$1,820,565	$1,691	$2,040	$1,185,145	$408,512
Net transfers between Sub-Accounts	127,119	(1,684)	(175,221)	(692,549)	(304,810)	663,183	25,089	1	804,369	182,695
Withdrawals, surrenders, and annuitizations	(384)	-	(343)	-	(2,980)	(276)	-	-	(3,982)	(161)
Mortality and expense risk, cost of insurance and contract charges	(11,267)	(8,655)	(1,969)	(6,708)	(193,577)	(112,812)	(1,361)	(1,008)	(80,710)	(30,494)
Increase (Decrease) in net assets from contract owner transactions	$123,237	$5,130	$(176,721)	$(522,093)	$2,742,014	$2,370,660	$25,419	$1,033	$1,904,822	$560,552
Increase (Decrease) in net assets	$141,867	$108,081	$(178,609)	$(504,307)	$3,033,360	$2,838,075	$33,477	$2,034	$2,088,678	$730,926

Net Assets:
Beginning of year	500,313	392,232	293,445	797,752	4,410,935	1,572,860	6,249	4,215	1,180,353	449,427
End of year	$642,180	$500,313	$114,836	$293,445	$7,444,295	$4,410,935	$39,726	$6,249	$3,269,031	$1,180,353

Unit Activity from Participant Transactions:
Beginning of year	30,363	30,306	23,681	70,487	319,388	128,258	561	457	80,667	38,062
Units purchased	464	1,088	67	14,537	239,834	146,784	144	205	79,958	30,870
Units transferred between Sub-Accounts	7,580	(416)	(14,416)	(60,764)	(22,690)	53,292	2,220	-	51,599	14,108
Units withdrawn, surrendered or canceled	(713)	(615)	(188)	(579)	(14,410)	(8,946)	(113)	(101)	(5,656)	(2,373)
End of year	37,694	30,363	9,144	23,681	522,122	319,388	2,812	561	206,568	80,667

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G

Statements of Changes in Net Assets - continued
	MF7		CAS		MFD		CO1		EGS
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$10,616	$52	$38,837	$3,496	$3,053	$-	$1,237	$178	$-	$-
Net realized gains (losses)	2,192	(12)	34,154	6,533	6,463	6,901	1,548	3,739	16,366	4,393
Change in unrealized gains (losses)	(10,080)	1,479	13,234	584,514	5,923	58,407	(242)	7,530	(7,338)	7,262
Increase (Decrease) in net assets from operations	$2,728	$1,519	$86,225	$594,543	$15,439	$65,308	$2,543	$11,447	$9,028	$11,655

Contract Owner Transactions:
Purchase payments received	$221	$161,988	$1,103,305	$1,149,155	$438,337	$435,864	$-	$164,630	$38,748	$7,751
Net transfers between Sub-Accounts	18,298	(519)	(108,633)	47,298	766	-	(13,009)	(21,972)	(21,559)	3,360
Withdrawals, surrenders, and annuitizations	-	-	-	(4,120)	-	(19,549)	-	-	-	(7,148)
Mortality and expense risk, cost of insurance and contract charges	(4,492)	(683)	(184,817)	(160,245)	(28,965)	(19,179)	(4,030)	(2,243)	(5,898)	(5,304)
Increase (Decrease) in net assets from contract owner transactions	$14,027	$160,786	$809,855	$1,032,088	$410,138	$397,136	$(17,039)	$140,415	$11,291	$(1,341)
Increase (Decrease) in net assets	$16,755	$162,305	$896,080	$1,626,631	$425,577	$462,444	$(14,496)	$151,862	$20,319	$10,314

Net Assets:
Beginning of year	162,305	-	6,276,172	4,649,541	687,403	224,959	168,601	16,739	92,451	82,137
End of year	$179,060	$162,305	$7,172,252	$6,276,172	$1,112,980	$687,403	$154,105	$168,601	$112,770	$92,451

Unit Activity from Participant Transactions:
Beginning of year	15,113	-	579,514	476,632	60,888	22,075	14,286	1,596	6,880	6,920
Units purchased	20	15,223	104,023	115,070	39,603	42,532	-	14,643	2,956	635
Units transferred between Sub-Accounts	1,693	(45)	(10,034)	4,245	69	-	(1,049)	(1,747)	(1,709)	306
Units withdrawn, surrendered or canceled	(414)	(65)	(17,264)	(16,433)	(2,599)	(3,719)	(349)	(206)	(438)	(981)
End of year	16,412	15,113	656,239	579,514	97,961	60,888	12,888	14,286	7,689	6,880

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G

Statements of Changes in Net Assets - continued

	MFF		GGR		GSS		MFK		MFC
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	-	$-	$870	$537	$652,937	$521,584	$69,624	$50,634	$15,831	$2,755
Net realized gains (losses)	61,183	13,776	15,909	36,907	(13,168)	(53,125)	(30,792)	(9,612)	(2,737)	1,277
Change in unrealized gains (losses)	(72,959)	78,492	(9,435)	(16,871)	(354,731)	(152,905)	475	(3,709)	(10,053)	928
Increase (Decrease) in net assets from operations	$(11,776)	$92,268	$7,344	$20,573	$285,038	$315,554	$39,307	$37,313	$3,041	$4,960

Contract Owner Transactions:
Purchase payments received	$14,766	$216,038	$4,661	$3,276	$1,441,325	$1,532,220	$680,658	$592,707	$503	$252,830
Net transfers between Sub-Accounts	(717,383)	(122,694)	(1,488)	25,800	5,368,537	(1,171,113)	(103,073)	(434,308)	(277)	(463,093)
Withdrawals, surrenders, and annuitizations	-	-	-	(132,503)	(36,561)	(24,914)	-	(61,089)	-	-
Mortality and expense risk, cost of insurance and contract charges	(4,662)	(21,994)	(4,764)	(5,315)	(307,957)	(214,261)	(44,186)	(33,118)	(4,390)	(5,386)
Increase (Decrease) in net assets from contract owner transactions	$(707,279)	$71,350	$(1,591)	$(108,742)	$6,465,344	$121,932	$533,399	$64,192	$(4,164)	$(215,649)
Increase (Decrease) in net assets	$(719,055)	$163,618	$5,753	$(88,169)	$6,750,382	$437,486	$572,706	$101,505	$(1,123)	$(210,689)

Net Assets:
Beginning of year	845,288	681,670	125,670	213,839	9,164,192	8,726,706	1,321,529	1,220,024	172,327	383,016
End of year	$126,233	$845,288	$131,423	$125,670	$15,914,574	$9,164,192	$1,894,235	$1,321,529	$171,204	$172,327

Unit Activity from Participant Transactions:
Beginning of year	70,196	63,948	7,037	13,847	579,747	572,822	115,002	109,937	11,959	29,070
Units purchased	1,307	19,626	264	207	90,057	99,257	58,662	52,861	36	18,355
Units transferred between Sub-Accounts	(61,487)	(11,368)	(348)	1,614	335,854	(76,874)	(8,245)	(39,320)	(35)	(35,066)
Units withdrawn, surrendered or canceled	(389)	(2,010)	(265)	(8,631)	(21,533)	(15,458)	(3,803)	(8,476)	(305)	(400)
End of year	9,627	70,196	6,688	7,037	984,125	579,747	161,616	115,002	11,655	11,959

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G

Statements of Changes in Net Assets - continued

	IG1		MIS		M1B		CGS		MFL
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$5,463	$1,102	$460	$54	$258	$-	$167	$158	$234	$178
Net realized gains (losses)	9,992	2,303	1,497	(108)	2,383	1,168	327	190	205	804
Change in unrealized gains (losses)	106,156	57,137	1,692	9,659	8,040	2,759	913	1,494	1,620	606
Increase (Decrease) in net assets from operations	$121,611	$60,542	$3,649	$9,605	$10,681	$3,927	$1,407	$1,842	$2,059	$1,588

Contract Owner Transactions:
Purchase payments received	$9,159	$303,184	$19,428	$18,302	$1,122	$47,514	$1,560	$1,459	$221	$36
Net transfers between Sub-Accounts	209,695	233,059	-	(1)	149,487	4,175	-	-	18,836	7,008
Withdrawals, surrenders, and annuitizations	-	-	(23,752)	-	-	-	-	-	-	-
Mortality and expense risk, cost of insurance and contract charges	(20,566)	(9,502)	(2,979)	(2,847)	(4,582)	(1,899)	(1,263)	(1,219)	(653)	(506)
Increase (Decrease) in net assets from contract owner transactions	$198,288	$526,741	$(7,303)	$15,454	$146,027	$49,790	$297	$240	$18,404	$6,538
Increase (Decrease) in net assets	$319,899	$587,283	$(3,654)	$25,059	$156,708	$53,717	$1,704	$2,082	$20,463	$8,126

Net Assets:
Beginning of year	657,425	70,142	105,837	80,778	69,148	15,431	17,261	15,179	8,126	-
End of year	$977,324	$657,425	$102,183	$105,837	$225,856	$69,148	$18,965	$17,261	$28,589	$8,126

Unit Activity from Participant Transactions:
Beginning of year	51,512	6,517	12,059	10,088	6,214	1,517	1,649	1,624	698	-
Units purchased	711	25,192	2,201	2,321	104	4,455	149	152	19	3
Units transferred between Sub-Accounts	16,155	20,635	-	-	13,575	426	-	-	1,627	742
Units withdrawn, surrendered or canceled	(1,569)	(832)	(3,105)	(350)	(411)	(184)	(119)	(127)	(56)	(47)
End of year	66,809	51,512	11,155	12,059	19,482	6,214	1,679	1,649	2,288	698

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G

Statements of Changes in Net Assets - continued
	MC1		MMS		M1A		RIS	RES
	Sub-Account		Sub-Account		Sub-Account		Sub-Account	Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,	Year Ended December 31,
	2005	2004	2005	2004	2005	2004	2005	2005	2004
Operations:
Net investment income (loss)	$-	$-	$917,231	$339,175	$-	$-	$15,558	$92	$104
Net realized gains (losses)	13,334	16,343	(1)	-	(10,242)	53,477	134	463	126
Change in unrealized gains (losses)	16,670	81,885	-	-	30,917	27,759	326,046	869	1,617
Increase (Decrease) in net assets from operations	$30,004	$98,228	$917,230	$339,175	$20,675	$81,236	$341,738	$1,424	$1,847

Contract Owner Transactions:
Purchase payments received	$-	$254,247	$384,649	$837,217	$102,754	$389,059	$1,325,488	$5,037	$4,888
Net transfers between Sub-Accounts	45,341	(63,606)	(400,832)	(31,854,909)	(356,447)	434,519	809,305	-	-
Withdrawals, surrenders and annuitizations	-	-	(486,425)	(747,369)	-	-	-	-	(554)
Mortality and expense risk, cost of insurance and contract charges	(22,397)	(21,849)	(1,225,671)	(1,506,340)	(35,616)	(42,569)	(31,562)	(1,832)	(1,698)
Increase (Decrease) in net assets from contract owner transactions	$22,944	$168,792	$(1,728,279)	$(33,271,401)	$(289,309)	$781,009	$2,103,231	$3,205	$2,636
Increase (Decrease) in net assets	$52,948	$267,020	$(811,049)	$(32,932,226)	$(268,634)	$862,245	$2,444,969	$4,629	$4,483

Net Assets:
Beginning of year	866,292	599,272	34,914,378	67,846,604	1,656,347	794,102	-	14,262	9,779
End of year	$919,240	$866,292	$34,103,329	$34,914,378	$1,387,713	$1,656,347	$2,444,969	$18,891	$14,262

Unit Activity from Participant Transactions:
Beginning of Year	75,199	59,452	2,995,635	5,869,001	132,904	68,306	-	1,331	1,058
Units purchased	-	23,800	32,422	71,844	8,611	32,464	110,393	470	504
Units transferred between Sub-Accounts	4,440	(5,979)	(33,899)	(2,703,557)	(32,487)	35,835	71,907	-	-
Units withdrawn, surrendered or canceled	(2,000)	(2,074)	(145,956)	(241,653)	(2,940)	(3,701)	(2,601)	(168)	(231)
End of Year	77,639	75,199	2,848,202	2,995,635	106,088	132,904	179,699	1,633	1,331

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G

Statements of Changes in Net Assets - continued
	RE1		SG1		SI1		TRS		MFJ
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$1,624	$28	$1,022	$-	$800	$479	$242,540	$165,033	$91,332	$55,438
Net realized gains (losses)	2,020	64	8,301	13,761	(440)	24	259,421	4,565	128,330	46,944
Change in unrealized gains (losses)	29,434	12,614	4,517	36,547	(286)	275	(206,295)	667,776	(88,296)	158,231
Increase (Decrease) in net assets from operations	$33,078	$12,706	$13,840	$50,308	$74	$778	$295,666	$837,374	$131,366	$260,613

Contract Owner Transactions:
Purchase payments received	$-	$215,366	$111	$262,218	$-	$3,030	$1,480,981	$1,219,847	$1,170,371	$1,180,501
Net transfers between Sub-Accounts	147,551	79,110	40,351	116,981	(10,140)	(2,198)	498,283	864,205	534,089	1,026,054
Withdrawals, surrenders and annuitizations	-	-	-	-	-	-	-	(154,028)	-	(48,177)
Mortality and expense risk, cost of insurance and contract charges	(10,705)	(1,105)	(20,879)	(20,928)	(192)	(298)	(245,491)	(202,880)	(101,567)	(70,840)
Increase (Decrease) in net assets from contract owner transactions	$136,846	$293,371	$19,583	$358,271	$(10,332)	$534	$1,733,773	$1,727,144	$1,602,893	$2,087,538
Increase (Decrease) in net assets	$169,924	$306,077	$33,423	$408,579	$(10,258)	$1,312	$2,029,439	$2,564,518	$1,734,259	$2,348,151
Net Assets:
Beginning of year	306,077	-	817,107	408,528	10,907	9,595	8,293,733	5,729,215	3,087,957	739,806
End of year	$476,001	$306,077	$850,530	$817,107	$649	$10,907	$10,323,172	$8,293,733	$4,822,216	$3,087,957

Unit Activity from Participant Transactions:
Beginning of Year	25,183	-	74,624	39,766	987	936	476,896	367,218	237,715	63,289
Units purchased	-	18,579	10	24,881	-	293	84,703	76,822	89,940	98,937
Units transferred between Sub-Accounts	12,040	6,697	4,088	12,035	(912)	(215)	28,575	54,950	41,178	85,442
Units withdrawn, surrendered or canceled	(862)	(93)	(1,945)	(2,058)	(17)	(27)	(13,996)	(22,094)	(7,758)	(9,953)
End of Year	36,361	25,183	76,777	74,624	58	987	576,178	476,896	361,075	237,715

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G

Statements of Changes in Net Assets - continued
	UTS		MFE		EIS	MV1		NLM
	Sub-Account		Sub-Account		Sub-Account	Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,	Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004	2005	2005	2004	2005	2004
Operations:
Net investment income (loss)	$211	$262	$8	$12	$454	$5,952	$2,321	$17,551	$4,025
Net realized gains (losses)	1,677	592	204	23	12,844	11,778	7,168	(1,384)	(993)
Change in unrealized gains (losses)	1,597	2,977	186	130	-	12,802	24,581	(8,386)	(2,202)
Increase (Decrease) in net assets from operations	$3,485	$3,831	$398	$165	$13,298	$30,532	$34,070	$7,781	$830

Contract Owner Transactions:
Purchase payments received	$12,137	$5,784	$8,596	$343	$59,397	$-	$281,502	$13,579	$4,770
Net transfers between Sub-Accounts	475	-	913	-	(68,228)	(16,979)	40,211	522,017	166
Withdrawals, surrenders and annuitizations	-	-	-	-	-	-	-	-	(16,294)
Mortality and expense risk, cost of insurance and contract charges	(4,629)	(2,718)	(711)	(134)	(4,467)	(12,152)	(7,197)	(10,112)	(5,964)
Increase (Decrease) in net assets from contract owner transactions	$7,983	$3,066	$8,798	$209	$(13,298)	$(29,131)	$314,516	$525,484	$(17,322)
Increase (Decrease) in net assets	$11,468	$6,897	$9,196	$374	$-	$1,401	$348,586	$533,265	$(16,492)

Net Assets:
Beginning of year	17,419	10,522	888	514	-	494,928	146,342	93,289	109,781
End of year	$28,887	$17,419	$10,084	$888	$-	$496,329	$494,928	$626,554	$93,289

Unit Activity from Participant Transactions:
Beginning of Year	1,151	906	69	50	-	39,927	13,598	6,730	7,982
Units purchased	723	456	554	30	5,248	-	23,762	980	346
Units transferred between Sub-Accounts	31	-	57	-	(4,862)	(1,316)	3,202	37,603	12
Units withdrawn, surrendered or canceled	(277)	(211)	(46)	(11)	(386)	(958)	(635)	(726)	(1,610)
End of Year	1,628	1,151	634	69	-	37,653	39,927	44,587	6,730

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G

Statements of Changes in Net Assets - continued
	NMC		NPP		NAR		OCF	OGS	OSC
	Sub-Account		Sub-Account		Sub-Account		Sub-Account	Sub-Account	Sub-Account
							Year Ended	Year Ended	Year Ended
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		December 31,	December 31,	December 31,
	2005	2004	2005	2004	2005	2004(3)	2005	2005	2005
Operations:
Net investment income (loss)	$-	$-	$2	$12	$1,316	$207	$3,827	$-	$-
Net realized gains (losses)	276,364	143,022	23,870	10,328	121,082	4,139	83	(14)	10,856
Change in unrealized gains (losses)	264,877	199,426	(23,269)	8,045	71,029	152,018	31,360	344	43,005
Increase (Decrease) in net assets from operations	$541,241	$342,448	$603	$18,385	$193,427	$156,364	$35,270	$330	$53,861

Contract Owner Transactions:
Purchase payments received	$54,906	$177,884	$190	$67	$453,455	$62,304	$527,983	$19,042	$518,867
Net transfers between Sub-Accounts	2,241,204	810,950	(109,220)	49,098	107,207	921,960	517,196	-	(27)
Withdrawals, surrenders and annuitizations	-	(207,646)	-	(46,362)	-	-	-	-	-
Mortality and expense risk, cost of insurance and contract charges	(35,875)	(15,566)	(704)	(1,612)	(25,896)	(9,203)	(10,755)	(1,064)	(8,924)
Increase (Decrease) in net assets from contract owner transactions	$2,260,235	$765,622	$(109,734)	$1,191	$534,766	$975,061	$1,034,424	$17,978	$509,916
Increase (Decrease) in net assets	$2,801,476	$1,108,070	$(109,131)	$19,576	$728,193	$1,131,425	$1,069,694	$18,308	$563,777

Net Assets:
Beginning of year	2,002,508	894,438	109,429	89,853	1,131,425	-	-	-	-
End of year	$4,803,984	$2,002,508	$298	$109,429	$1,859,618	$1,131,425	$1,069,694	$18,308	$563,777

Unit Activity from Participant Transactions:
Beginning of Year	156,542	81,333	7,734	7,553	96,138	-	-	-	-
Units purchased	4,288	14,375	12	5	37,709	5,974	49,792	1,458	44,102
Units transferred between Sub-Accounts	171,995	80,555	(7,678)	3,995	9,350	91,022	45,908	-	-
Units withdrawn, surrendered or canceled	(2,676)	(19,721)	(48)	(3,819)	(2,113)	(858)	(991)	(84)	(737)
End of Year	330,149	156,542	20	7,734	141,084	96,138	94,709	1,374	43,365

(3) For the period July 26, 2004 (commencement of operations of Sub-Account) through December 31, 2004

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G

Statements of Changes in Net Assets - continued
	PMB		PHY		PLD	PRR		PTR
	Sub-Account		Sub-Account		Sub-Account	Sub-Account		Sub-Account
					Year Ended
	Year Ended December 31,		Year Ended December 31,		December 31,	Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004	2005	2005	2004	2005	2004
Operations:
Net investment income (loss)	$897	$6	$15,406	$7,739	$8	$31,882	$6,857	$143,739	$36,719
Net realized gains (losses)	494	(8)	(166)	(3)	(3)	40,056	35,495	73,110	43,819
Change in unrealized gains (losses)	992	15	(4,272)	4,926	(7)	(41,814)	17,354	(116,136)	19,928
Increase (Decrease) in net assets from operations	$2,383	$13	$10,968	$12,662	$(2)	$30,124	$59,706	$100,713	$100,466

Contract Owner Transactions:
Purchase payments received	$221	$201	$134,541	$54,480	$930	$799,138	$416,263	$1,798,263	$618,188
Net transfers between Sub-Accounts	24,844	95	39,448	114,972	-	(364,588)	341,678	283,778	1,559,781
Withdrawals, surrenders and annuitizations	-	(672)	-	-	-	-	(659)	(29,233)	(11,160)
Mortality and expense risk, cost of insurance and contract charges	(222)	(62)	(15,349)	(5,511)	(119)	(38,933)	(23,281)	(113,183)	(67,987)
Increase (Decrease) in net assets from contract owner transactions	$24,843	$(438)	$158,640	$163,941	$811	$395,617	$734,001	$1,939,625	$2,098,822
Increase (Decrease) in net assets	$27,226	$(425)	$169,608	$176,603	$809	$425,741	$793,707	$2,040,338	$2,199,288

Net Assets:
Beginning of year	117	542	180,696	4,093	-	1,003,852	210,145	2,588,577	389,289
End of year	$27,343	$117	$350,304	$180,696	$809	$1,429,593	$1,003,852	$4,628,915	$2,588,577

Unit Activity from Participant Transactions:
Beginning of Year	7	35	12,344	307	-	83,689	19,082	229,165	36,149
Units purchased	12	13	8,992	3,855	91	66,060	36,727	158,069	56,215
Units transferred between Sub-Accounts	1,426	6	2,676	8,583	-	(29,805)	29,957	25,198	143,969
Units withdrawn, surrendered or canceled	(12)	(47)	(1,030)	(401)	(12)	(3,206)	(2,077)	(12,435)	(7,168)
End of Year	1,433	7	22,982	12,344	79	116,738	83,689	399,997	229,165

(1) For the period September 29, 2005 (commencement of operations of Sub-Account) through December 31, 2005

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G

Statements of Changes in Net Assets - continued
	RX1		RX2		SEE	SSI	SSC		SCV
	Sub-Account		Sub-Account		Sub-Account	Sub-Account	Sub-Account		Sub-Account
					Year Ended	Year Ended			Year Ended
	Year Ended December 31,		Year Ended December 31,		December 31,	December 31,	Year Ended December 31,		December 31,
	2005	2004	2005	2004	2005(4)	2005	2005	2004	2005(1)
Operations:
Net investment income (loss)	$2	$-	$-	$-	$19	$9,016	$4,183	$551	$-
Net realized gains (losses)	65	2	3	(23)	(26)	38,376	42,321	4,849	-
Change in unrealized gains (losses)	(50)	65	15	2	(1)	112,238	32,194	95,190	257
Increase (Decrease) in net assets from operations	$17	$67	$18	$(21)	$(8)	$159,630	$78,698	$100,590	$257

Contract Owner Transactions:
Purchase payments received	$155	$299	$69	$67	$-	$637,169	$459,083	$114,981	$-
Net transfers between Sub-Accounts	(30)	-	-	-	925	748,859	103,942	456,176	5,386
Withdrawals, surrenders and annuitizations	(138)	-	-	-	(836)	-	(598)	-	-
Mortality and expense risk, cost of insurance and contract charges	(61)	(55)	(41)	(29)	(81)	(18,109)	(24,760)	(14,544)	-
Increase (Decrease) in net assets from contract owner transactions	$(74)	$244	$28	$38	$8	$1,367,919	$537,667	$556,613	$5,386
Increase (Decrease) in net assets	$(57)	$311	$46	$17	$-	$1,527,549	$616,365	$657,203	$5,643

Net Assets:
Beginning of year	569	258	27	10	-	-	753,623	96,420	-
End of year	$512	$569	$73	$27	$-	$1,527,549	$1,369,988	$753,623	$5,643

Unit Activity from Participant Transactions:
Beginning of Year	67	35	7	1	-	-	46,571	7,000	-
Units purchased	19	39	10	9	-	56,249	30,162	8,143	-
Units transferred between Sub-Accounts	(4)	-	-	-	66	71,818	6,267	32,438	488
Units withdrawn, surrendered or canceled	(24)	(7)	(6)	(3)	(66)	(1,566)	(1,589)	(1,010)	-
End of Year	58	67	11	7	-	126,501	81,411	46,571	488

(1) For the period May 2, 2005 (commencement of operations of Sub-Account) through December 31, 2005

(4) For the period January 1, 2005 (commencement of operations of Sub-Account) through July 25, 2005

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G

Statements of Changes in Net Assets - continued
	SCM		SIG		SC1		SRE		SC5
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Operations:
Net investment income (loss)	$411	$639	$165,650	$147,691	$595,734	$116,131	$104,956	$51,734	$3,339	$-
Net realized gains (losses)	60,193	26,640	43,656	65,659	1	-	734,813	242,768	148,251	79,806
Change in unrealized gains (losses)	(61,803)	8,330	(140,529)	(10,565)	-	-	(93,935)	641,910	455,935	198,859
Increase (Decrease) in net assets from operations	$(1,199)	$35,609	$68,777	$202,785	$595,735	$116,131	$745,834	$936,412	$607,525	$278,665

Contract Owner Transactions:
Purchase payments received	$140,428	$119,049	$720,557	$840,995	$11,628,330	$21,005,670	$1,107,071	$723,964	$939,158	$735,219
Net transfers between Sub-Accounts	(60,518)	(9,739)	(101,910)	(171,544)	(4,189,788)	(17,434,406)	1,328,902	1,791,937	668,077	650,862
Withdrawals, surrenders and annuitizations	-	-	-	(643,304)	(888,999)	(180,912)	-	(215,296)	(832)	(155)
Mortality and expense risk, cost of insurance and contract charges	(5,188)	(5,104)	(119,464)	(110,130)	(706,362)	(573,318)	(108,435)	(61,854)	(76,269)	(48,744)
Increase (Decrease) in net assets from contract owner transactions	$74,722	$104,206	$499,183	$(83,983)	$5,843,181	$2,817,034	$2,327,538	$2,238,751	$1,530,134	$1,337,182
Increase (Decrease) in net assets	$73,523	$139,815	$567,960	$118,802	$6,438,916	$2,933,165	$3,073,372	$3,175,163	$2,137,659	$1,615,847

Net Assets:
Beginning of year	252,866	113,051	3,404,970	3,286,168	15,477,237	12,544,072	4,003,350	828,187	2,262,547	646,700
End of year	$326,389	$252,866	$3,972,930	$3,404,970	$21,916,153	$15,477,237	$7,076,722	$4,003,350	$4,400,206	$2,262,547

Unit Activity from Participant Transactions:
Beginning of Year	18,179	9,785	248,388	255,079	1,504,073	1,228,069	155,069	42,775	137,998	45,795
Units purchased	10,358	9,621	51,934	64,015	1,123,455	2,053,092	42,050	36,397	55,777	51,344
Units transferred between Sub-Accounts	(4,515)	(818)	(7,458)	(13,623)	(400,820)	(1,703,456)	56,977	88,666	40,877	44,209
Units withdrawn, surrendered or canceled	(388)	(409)	(8,619)	(57,083)	(154,103)	(73,632)	(4,156)	(12,769)	(4,479)	(3,350)
End of Year	23,634	18,179	284,245	248,388	2,072,605	1,504,073	249,940	155,069	230,173	137,998

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G

Statements of Changes in Net Assets - continued

	SC7		SCB		TBC		REI		RNA
	Sub-Account		Sub-Account		Sub-Account		Sub-Account		Sub-Account
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004	2005	2004(2)	2005	2004	2005	2004
Operations:
Net investment income (loss)	$197	$66	$-	$-	$201	$-	$211,690	$128,730	$-	$5
Net realized gains (losses)	752	442	289,399	154,052	508	-	725,201	239,851	2,318	13
Change in unrealized gains (losses)	1,905	509	(194,211)	88,328	1,836	1,288	(388,797)	664,894	917	915
Increase (Decrease) in net assets from operations	$2,854	$1,017	$95,188	$242,380	$2,545	$1,288	$548,094	$1,033,475	$3,235	$933

Contract Owner Transactions:
Purchase payments received	$19,782	$6,159	$471,240	$399,348	$200,794	$82,383	$2,371,489	$384,925	$3,008	$2,790
Net transfers between Sub-Accounts	7,749	(184)	(364,694)	1,009,450	(281)	-	25,787	7,883,396	58,434	-
Withdrawals, surrenders and annuitizations	-	-	-	-	-	-	(254,652)	(64,078)	-	-
Mortality and expense risk, cost of insurance and contract charges	(3,433)	(2,049)	(48,517)	(42,579)	(7,078)	(63)	(102,994)	(71,554)	(2,047)	(1,566)
Increase (Decrease) in net assets from contract owner transactions	$24,098	$3,926	$58,029	$1,366,219	$193,435	$82,320	$2,039,630	$8,132,689	$59,395	$1,224
Increase (Decrease) in net assets	$26,952	$4,943	$153,217	$1,608,599	$195,980	$83,608	$2,587,724	$9,166,164	$62,630	$2,157

Net Assets:
Beginning of year	9,760	4,817	1,933,081	324,482	83,608	-	11,648,611	2,482,447	10,018	7,861
End of year	$36,712	$9,760	$2,086,298	$1,933,081	$279,588	$83,608	$14,236,335	$11,648,611	$72,648	$10,018

Unit Activity from Participant Transactions:
Beginning of year	714	397	120,273	23,890	7,729	-	790,941	194,604	1,023	889
Units purchased	1,410	493	31,123	28,167	17,346	7,735	161,990	28,279	315	305
Units transferred between Sub-Accounts	567	(15)	(23,819)	71,165	(25)	-	1,487	578,307	5,956	-
Units withdrawn, surrendered or canceled	(243)	(161)	(3,157)	(2,949)	(652)	(6)	(24,246)	(10,249)	(210)	(171)
End of year	2,448	714	124,420	120,273	24,398	7,729	930,172	790,941	7,084	1,023

(2) For the period May 3, 2004 (commencement of operations of Sub-Account) through December 31, 2004

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G

Statements of Changes in Net Assets - continued
	VMG	VCP	VGI
	Sub-Account	Sub-Account	Sub-Account
	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2005	2005	2005
Operations:
Net investment income (loss)	$-	$-	$-
Net realized gains (losses)	12	(5)	1
Change in unrealized gains (losses)	(722)	55	(67)
Increase (Decrease) in net assets from operations	$(710)	$50	$(66)

Contract Owner Transactions:
Purchase payments received	$86,378	$1,488	$20,409
Net transfers between Sub-Accounts	-	-	-
Withdrawals, surrenders and annuitizations	-	-	-
Mortality and expense risk, cost of insurance and contract charges	(356)	(190)	(8)
Increase (Decrease) in net assets from contract owner transactions	$86,022	$1,298	$20,401
Increase (Decrease) in net assets	$85,312	$1,348	$20,335

Net Assets:
Beginning of year	-	-	-
End of year	$85,312	$1,348	$20,335

Unit Activity from Participant Transactions:
Beginning of Year	-	-	-
Units purchased	6,324	130	1,634
Units transferred between Sub-Accounts	-	-	-
Units withdrawn, surrendered or canceled	(27)	(16)	(1)
End of Year	6,297	114	1,633

See notes to financial statements

Sun Life of Canada (U.S.) Variable Account G

Notes to Financial Statements

(1) Organization

Sun Life of Canada (U.S.) Variable Account G (the "Variable Account"), a separate account of Sun Life Assurance Company of Canada (U.S.) (the "Sponsor"), was established on July 25, 1996 as a funding vehicle for the variable portion of certain individual variable life insurance contracts. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a single corresponding investment portfolio of one of the following mutual funds: AIM Variable Insurance Funds, Alger American Fund, AllianceBernstein Variable Products Series Fund, Inc., Delaware Variable Insurance Products Trust, Dreyfus Investment Portfolios, Dreyfus Variable Investment Fund, Dreyfus Stock Index Fund, Fidelity Variable Insurance Products Funds, Fidelity Variable Insurance Products Funds, Fidelity Variable Insurance Products Funds II, FAM Variable Series Funds, Inc., Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, INVESCO Variable Investment Funds, Inc., J.P. Morgan Series Trust II, Lord Abbett Series Fund, Inc., MFS/Sun Life Series Trust, Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, Rydex Variable Trust, Scudder VIT Funds, Scudder Variable Series II, Sun Capital Advisers TrustSM, T. Rowe Price Equity Series, Inc., The Universal Institutional Funds, Inc., and Van Kappen Life Investment Trust (the "Funds"). Massachusetts Financial Services Company, an affiliate of the Sponsor, is the investment adviser to MFS/Sun Life Series Trust. Sun Capital Advisers, Inc., an affiliate of the Sponsor, is the investment adviser to Sun Capital Advisers Trust.

The Variable Account exists in accordance with the regulations of the Delaware Insurance Department. Under applicable insurance laws, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor's other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

(2) Significant Accounting Policies

General

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Sponsor's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations

Investments in shares of an investment portfolio of the mutual funds are recorded at their net asset value. The Funds value their investment securities at fair value. Transactions are recorded on a trade date basis. Realized gains and losses on sales of shares of the Funds are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional Fund shares and are recognized on the ex-dividend date.

Exchanges between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds.

Federal Income Tax Status

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Variable Account is not taxed as a regulated investment company. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes.

Sun Life of Canada (U.S.) Variable Account G

Notes to Financial Statements - continued

(3) Expenses and Related Party Transactions

For the Sun Life Corporate VUL and FuturitySM Corporate VUL products, the Sponsor deducts expense charges applied to premium consisting of the premium tax, the federal Deferred Acquisition Cost ("DAC") tax and the sales load. The premium tax varies by state but in general will range from 2% to 4% of the premium in most states (Kentucky charges 7%). The total premium tax charges were $1,129,597 in 2005. The DAC tax charge is 1.25% of the premium. The total DAC tax charges were $696,161 in 2005. The sales load is 8.75% of the premium up to target premium and 2.25% of the premium in excess of the target premium. The total sales loads were $3,671,315 in 2005. For the Sun Life Large Case VUL product, the Sponsor deducts expense charges applied to premium only consisting of the premium expense load. The premium expense load varies dependent upon the rates defined in the underlying insurance contract. The premium expense load will range from 0% to 9% of the premium up to target premium and from 0% to 3.25% of the premium in excess of the target premium. The premium expense loads were $4,046,050 in 2005. These expense charges are deducted from the premium before being allocated by Sub-Account.

For Sun Life Corporate VUL and FuturitySM Corporate VUL policies surrendered in the first three policy years, a portion of the sales loads is refunded. The total sales loads refund inforce was $1,900,881 in 2005. For the FuturitySM Corporate VUL and the Sun Life Large Case VUL an enhancement benefit increasing the cash surrender value may be provided if the policy is surrendered during the first 10 and 12 policy years, respectively. The total enhancement benefit inforce was $9,639,585 for FuturitySM Corporate VUL and $6,867,293 for Sun Life Large Case VUL in 2005.

The Sponsor deducts certain charges from the account value of each contract, through the cancellation of units, on a monthly basis. For the Sun Life Corporate VUL and the FuturitySM Corporate VUL products, a monthly expense charge of $13.75 per policy at the beginning of each month during the first policy year and $7.50 for months thereafter is deducted to recover certain administration expenses. For the Sun Life Large Case VUL product, a monthly expense charge of $5.00 per policy at the beginning of each policy month is deducted to recover certain administration expenses. The Sponsor also deducts a charge at the end of each policy month for providing life insurance protection. This charge will be based upon the Sponsor's expectations of future mortality, persistency, interest rates, expenses and taxes. However, the maximum rates for the base death benefit for insureds that are not rated substandard risks will not exceed those based on the 1980 CSO Mortality Tables, and the maximum rates for the APB rider death benefit for similar insureds will not exceed those based on 125% of the 1980 CSO Mortality Table. The Sun Life Large Case VUL product also charges a deferred expense load applied to premium. The deferred expense load on policy year 1 premium for policy years 2 through 7 will range from 0% to 0.5% of the premium up to target premium and 0% of the premium in excess of target premium. The deferred expense load was $62,952 in 2005.

For the year ended December 31, 2005, the Sponsor received the following amount related to the above mentioned contract charges. These charges are reflected in the Mortality and expense risk, cost of insurance and contract charges line of the Statement of Changes in Net Assets.

Contract Charges
AIM Variable Insurance Funds:
AIM V.I. Basic Value Fund	$1,467
AIM V.I. Capital Appreciation Fund	24,590
AIM V.I. Core Equity Fund	2,236
AIM V.I. Growth Fund	365
AIM V.I. International Growth Fund	5,334
AIM V.I. Mid Cap Core Equity Fund	26,437
AIM V.I. Premier Equity Fund	5,845
Alger American Fund:
Alger American MidCap Growth Portfolio	97
AllianceBernstein Variable Products Series Fund, Inc.:
VP Growth and Income Portfolio	15,017
VP Technology Portfolio	749
VP Worldwide Privatization Portfolio	15,735
Delaware Variable Insurance Products Trust:
Delaware VIP Growth Opportunities Series	567
Delaware VIP REIT Series	5,052
Delaware VIP Small Cap Value Series	14,002
Dreyfus Investment Portfolios:
MidCap Stock Portfolio	6
Dreyfus Variable Investment Fund:
Appreciation Portfolio	4,804
Developing Leaders Portfolio	114,932
Growth and Income Portfolio	2,476
Quality Bond Portfolio	95,631
Dreyfus Stock Index Fund:	589,833

Sun Life of Canada (U.S.) Variable Account G

Notes to Financial Statements - continued

(3) Expenses and Related Party Transactions - continued

Contract Charges
Fidelity Variable Insurance Products Funds:
VIP Equity-Income Portfolio	$262,373
VIP Growth Portfolio	73,612
VIP Growth & Income Portfolio	1,627
VIP High Income Portfolio	9,131
VIP Investment Grade Bond Portfolio	54,674
VIP Money Market Portfolio	-
VIP Money Market Portfolio SC	131,795
Fidelity Variable Insurance Products Funds II:
VIP II Asset Manager: Growth Portfolio	4,242
VIP II Contrafund Portfolio	50,085
VIP II Contrafund SC2 Portfolio	111,123
VIP II Growth Portfolio	48,898
VIP II Index 500 Portfolio	1,331
VIP II Overseas Portfolio	32,618
FAM Variable Series Funds, Inc.
Mercury Value Opportunities V.I. Fund	22,652
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate Fund	1,105
Franklin Small-Mid Cap Growth Securities Fund	21,097
Templeton Foreign Securities Fund: Class 1	80,189
Templeton Foreign Securities Fund: Class 2	21,680
Templeton Growth Securities Fund: Class 1	213,214
Templeton Growth Securities Fund: Class 2	8,734
Goldman Sachs Variable Insurance Trust:
Goldman Sachs VIT CORESM U.S. Equity Fund	3,851
Goldman Sachs VIT Capital Growth Fund	4,021
INVESCO Variable Investment Funds, Inc.:
INVESCO VIF Small Company Growth Fund	13,890
J.P. Morgan Series Trust II:
Bond Portfolio	197,862
Small Company Portfolio	11,267
U.S. Large Cap Core Equity Portfolio	1,969
Lord Abbett Series Fund, Inc.:
Growth and Income Portfolio	193,577
International Portfolio	1,361
Mid-Cap Value Portfolio	80,710
MFS/Sun Life Series Trust:
Bond Series	4,492
Capital Appreciation Series	184,817
Capital Appreciation Series SC	28,965
Capital Opportunities Series	4,030
Emerging Growth Series	5,898
Emerging Growth Series SC	4,662
Global Growth Series	4,764
Government Securities Series	307,957
Government Securities Series SC	44,186
High Yield Series SC	4,390
International Growth Series	20,566
Massachusetts Investors Growth Stock Series	2,979
Massachusetts Investors Growth Stock Series SC	4,582
Massachusetts Investors Trust Series	1,263
Massachusetts Investors Trust Series SC	653
Mid Cap Growth Series	22,397
Money Market Series	1,220,035
New Discovery Series SC	35,616
Research International Series	31,562
Research Series	1,832
Research Series SC	10,705
Strategic Growth Series	20,879
Strategic Income Series	192
Total Return Series	245,491
Total Return Series SC	101,567

Sun Life of Canada (U.S.) Variable Account G

Notes to Financial Statements - continued

(3) Expenses and Related Party Transactions - continued

Contract Charges
MFS/Sun Life Series Trust (continued):
Utilities Series	$4,629
Utilities Series SC	711
Value Series	4,467
Value Series SC	12,152
Neuberger Berman Advisers Management Trust:
Limited Maturity Bond Portfolio	10,112
Mid-Cap Growth Portfolio	35,875
Partners Portfolio	704
Regency Portfolio	25,896
Oppenheimer Variable Account Funds:
Oppenheimer Capital Appreciation Fund/VA	10,755
Oppenheimer Global Securities Fund/VA	1,064
Oppenheimer Main Street Small Cap Fund®/VA	8,924
PIMCO Variable Insurance Trust:
PIMCO Emerging Markets Bond Portfolio	222
PIMCO High Yield Portfolio	15,349
PIMCO Low Duration Portfolio	119
PIMCO Real Return Portfolio	38,933
PIMCO Total Return Portfolio	113,183
Rydex Variable Trust:
Rydex VT Nova Fund	61
Rydex VT OTC Fund	41
Scudder VIT Funds:
Scudder VIT EAFE® Equity Index Fund	81
Scudder VIT Small Cap Index Fund: Class A	18,109
Scudder VIT Small Cap Index Fund: Class B	24,760
Scudder Variable Series II:
SVS Dreman Small Cap Value Portfolio	-
Sun Capital Advisers TrustSM:
Sun Capital All Cap Fund	5,188
Sun Capital Investment Grade Bond Fund	119,464
Sun Capital Money Market Fund	706,362
Sun Capital Real Estate Fund	108,435
SCSM Blue Chip Mid Cap Fund	76,269
SCSM Davis Venture Value Fund	3,433
SCSM Value Small Cap Fund	48,517
T. Rowe Price Equity Series, Inc.:
Blue Chip Growth Portfolio	7,078
Equity Income Portfolio	102,994
New America Growth Portfolio	2,047
The Universal Institutional Funds, Inc.
Van Kampen UIF Mid Cap Growth Portfolio	356
Van Kappen Life Investment Trust:
Van Kampen LIT Comstock Portfolio	190
Van Kampen LIT Growth and Income Portfolio	$8
Total Contract Charges:	$6,404,831

The Sponsor also deducts certain charges from each contract, through the cancellation of units, for the mortality and expense risk assumed by the Sponsor. The mortality and expense risk charge varies dependent upon the rates defined in the underlying insurance contract. The daily deduction currently ranges between 0.0004107% and 0.0016389% (which is equivalent to an annual rate between 0.15% and 0.60%, respectively) for policies in their first ten policy years, between 0.0002738% and 0.0006841% (which is equivalent to an annual rate between 0.10% and 0.25%, respectively) for the next ten policy years and between 0.0002738% and 0.0005474% (which is equivalent to an annual rate between 0.10% and 0.20%, respectively) for policies in policy years twenty-one and beyond. Should mortality and expenses result in a daily allocation to a Sub-Account of less than one cent for a given policyowner, the Sponsor systematically deducts charges from the policyowner's account, allocating the charge to a Sub-Account in which the policyowner participated. The total mortality and expense risk charges were $1,325,987 in 2005.

Massachussets Financial Services Company, an affiliate of the Sponsor, is investment adviser to MFS/Sun Life Series Trust (the "MFS Trust"). The MFS Trust's advisory agreement provides for a management fee at an effective annual rate ranging from 0.50% to 0.90% of the average net assets.

Sun Capital Advisers, Inc., an affiliate of the Sponsor, is the investment adviser to Sun Capital Adviser Trust (the "SC Trust"). The SC Trust's advisory agreement provides for a management fee at an effective annual rate ranging from 0.50% to 0.95% of the average net assets.

Sun Life of Canada (U.S.) Variable Account G

Notes to Financial Statements - continued

(4) Investment Purchases and Sales

The following table shows the aggregate cost of fund shares purchased and proceeds from the sales of fund shares for each Sub-Account for the year ended December 31, 2005:
	Purchases	Sales
AIM Variable Insurance Funds:
AIM V.I. Basic Value Fund	$11,083	$877
AIM V.I. Capital Appreciation Fund	582,819	415,746
AIM V.I. Core Equity Fund	4,807	2,048
AIM V.I. Growth Fund	8,160	321
AIM V.I. International Growth Fund	306,077	152,997
AIM V.I. Mid Cap Core Equity Fund	1,124,383	472,796
AIM V.I. Premier Equity Fund	48,924	8,735
Alger American Fund:
Alger American MidCap Growth Portfolio	765	58
AllianceBernstein Variable Products Series Fund, Inc.:
VP Growth and Income Portfolio	233,852	13,998
VP Technology Portfolio	15,009	15,389
VP Worldwide Privatization Portfolio	497,884	59,689
Delaware Variable Insurance Products Trust:
Delaware VIP Growth Opportunities Series	79,552	1,653
Delaware VIP REIT Series	280,391	18,085
Delaware VIP Small Cap Value Series	550,765	231,467
Dreyfus Investment Portfolios:
MidCap Stock Portfolio	18,073	33
Dreyfus Variable Investment Fund:
Appreciation Portfolio	6,254	280,131
Developing Leaders Portfolio	3,141,580	1,679,769
Growth and Income Portfolio	3,726	2,610
Quality Bond Portfolio	1,818,091	1,211,501
Dreyfus Stock Index Fund:	15,878,112	1,591,318
Fidelity Variable Insurance Products Funds:
VIP Equity-Income Portfolio	2,571,137	9,391,051
VIP Growth Portfolio	446,579	71,542
VIP Growth & Income Portfolio	25,960	997
VIP High Income Portfolio	160,533	26,830
VIP Investment Grade Bond Portfolio	4,410,766	182,272
VIP Money Market Portfolio	4,087	-
VIP Money Market Portfolio SC	25,774,478	20,600,509
Fidelity Variable Insurance Products Funds II:
VIP II Asset Manager: Growth Portfolio	123,326	340,332
VIP II Contrafund Portfolio	1,095,815	212,672
VIP II Contrafund SC2 Portfolio	1,915,442	172,380
VIP II Growth Portfolio	944,653	150,759
VIP II Index 500 Portfolio	966	1,332
VIP II Overseas Portfolio	994,926	534,754
FAM Variable Series Funds, Inc.
Mercury Value Opportunities V.I. Fund	1,984,686	20,215
Franklin Templeton Variable Insurance Products Trust:
Franklin Real Estate Fund	219,712	1,022
Franklin Small-Mid Cap Growth Securities Fund	577,891	86,846
Templeton Foreign Securities Fund: Class 1	3,391,619	449,963
Templeton Foreign Securities Fund: Class 2	423,633	104,107
Templeton Growth Securities Fund: Class 1	7,496,872	514,515
Templeton Growth Securities Fund: Class 2	355,061	6,892
Goldman Sachs Variable Insurance Trust:
Goldman Sachs VIT CORESM U.S. Equity Fund	36,870	39,857
Goldman Sachs VIT Capital Growth Fund	49,020	19,231
INVESCO Variable Investment Funds, Inc.:
INVESCO VIF Small Company Growth Fund	499,845	33,110

Sun Life of Canada (U.S.) Variable Account G

Notes to Financial Statements - continued

(4) Investment Purchases and Sales - continued
	Purchases	Sales
J.P. Morgan Series Trust II:
Bond Portfolio	$1,996,791	$188,425
Small Company Portfolio	284,249	81,005
U.S. Large Cap Core Equity Portfolio	2,196	177,523
Lord Abbett Series Fund, Inc.:
Growth and Income Portfolio	4,404,437	1,154,539
International Portfolio	28,359	1,465
Mid-Cap Value Portfolio	2,354,265	245,790
MFS/Sun Life Series Trust:
Bond Series	43,893	16,149
Capital Appreciation Series	1,195,035	346,343
Capital Appreciation Series SC	442,120	28,929
Capital Opportunities Series	24,894	40,696
Emerging Growth Series	71,155	59,864
Emerging Growth Series SC	17,136	724,415
Global Growth Series	118,418	119,139
Government Securities Series	8,069,736	951,455
Government Securities Series SC	1,141,033	538,010
High Yield Series SC	47,580	35,913
International Growth Series	254,418	50,667
Massachusetts Investors Growth Stock Series	19,851	26,694
Massachusetts Investors Growth Stock Series SC	186,427	40,142
Massachusetts Investors Trust Series	1,726	1,262
Massachusetts Investors Trust Series SC	21,276	2,638
Mid Cap Growth Series	121,344	98,398
Money Market Series	1,395,700	2,206,748
New Discovery Series SC	243,538	532,847
Research International Series	2,146,151	27,362
Research Series	5,122	1,825
Research Series SC	164,624	26,154
Strategic Growth Series	130,714	110,109
Strategic Income Series	2,797	12,220
Total Return Series	2,467,337	257,684
Total Return Series SC	2,221,391	433,416
Utilities Series	12,412	4,218
Utilities Series SC	9,334	528
Value Series	148,637	161,481
Value Series SC	86,934	110,113
Neuberger Berman Advisers Management Trust:
Limited Maturity Bond Portfolio	570,775	27,740
Mid-Cap Growth Portfolio	3,820,050	1,559,815
Partners Portfolio	5,666	115,398
Regency Portfolio	751,800	118,714
Oppenheimer Variable Account Funds:
Oppenheimer Capital Appreciation Fund/VA	1,046,927	8,676
Oppenheimer Global Securities Fund/VA	18,637	659
Oppenheimer Main Street Small Cap Fund®/VA	529,627	8,849
PIMCO Variable Insurance Trust:
PIMCO Emerging Markets Bond Portfolio	26,437	205
PIMCO High Yield Portfolio	207,593	33,547
PIMCO Low Duration Portfolio	892	71
PIMCO Real Return Portfolio	1,344,223	901,914
PIMCO Total Return Portfolio	2,860,023	704,588
Rydex Variable Trust:
Rydex VT Nova Fund	157	229
Rydex VT OTC Fund	69	39

Sun Life of Canada (U.S.) Variable Account G

Notes to Financial Statements - continued

(4) Investment Purchases and Sales - continued
	Purchases	Sales
Scudder VIT Funds:
Scudder VIT EAFE® Equity Index Fund	$944	$917
Scudder VIT Small Cap Index Fund: Class A	1,432,714	17,110
Scudder VIT Small Cap Index Fund: Class B	679,617	109,927
Scudder Variable Series II:
SVS Dreman Small Cap Value Portfolio	5,386	-
Sun Capital Advisers TrustSM:
Sun Capital All Cap Fund	192,000	65,361
Sun Capital Investment Grade Bond Fund	1,002,954	303,537
Sun Capital Money Market Fund	13,506,047	7,067,132
Sun Capital Real Estate Fund	3,553,391	556,211
SCSM Blue Chip Mid Cap Fund	1,826,504	199,603
SCSM Davis Venture Value Fund	27,386	3,091
SCSM Value Small Cap Fund	911,669	590,697
T. Rowe Price Equity Series, Inc.:
Blue Chip Growth Portfolio	204,523	10,887
Equity Income Portfolio	3,448,877	544,975
New America Growth Portfolio	120,153	60,758
The Universal Institutional Funds, Inc.
Van Kampen UIF Mid Cap Growth Portfolio	86,374	352
Van Kappen Life Investment Trust:
Van Kampen LIT Comstock Portfolio	1,412	114
Van Kampen LIT Growth and Income Portfolio	20,440	39
Total	$146,198,481	$60,945,730

Sun Life of Canada (U.S.) Variable Account G

Notes to Financial Statements - continued

(5) Unit Values

A summary of unit values and units outstanding for variable life insurance contracts, investment income and total return for the years ended December 31, 2005, 2004, 2003 and 2002 is shown below. No expense ratio is shown as there are no expenses that result in a direct reduction to unit values. Charges made directly to Policyowner accounts through the redemption of units and expenses of the underlying funds are excluded from the expense ratio calculation.

					Investment
			Net Assets		Income as a
Sub-		Units	Unit		% of Average	Total
Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
AI6
	December 31, 2005	915	$11.41	$10	0.34%	5.74%
ACA
	December 31, 2005	189,249	10.82	2,048	0.06	8.84
	December 31, 2004	174,503	9.94	1,735	-	6.63
	December 31, 2003	146,985	9.33	1,371	-	29.52
	December 31, 2002	112,940	7.20	813	-	(24.36)
AI3
	December 31, 2005	818	13.82	11	1.60	5.31
	December 31, 2004	617	13.12	8	1.30	8.97
	December 31, 2003	353	12.04	4	1.40	24.42
	December 31, 2002	150	9.68	1	2.66	(0.03)
AI2
	December 31, 2005	727	11.53	8	-	7.48
AI4
	December 31, 2005	24,516	16.73	410	0.87	17.93
	December 31, 2004	13,682	14.18	194	0.83	24.00
	December 31, 2003	5,825	11.44	67	1.55	29.06
	December 31, 2002	1,100	8.86	10	0.86	(0.11)
A22
	December 31, 2005	59,376	11.67	693	0.52	7.62
AVF
	December 31, 2005	12,129	8.57	104	0.99	5.65
	December 31, 2004	7,274	8.11	59	0.44	5.77
	December 31, 2003	15,515	7.67	119	0.21	25.08
	December 31, 2002	25,744	6.13	158	0.21	(30.26)
AL4
	December 31, 2005	61	11.85	1	-	18.48 (3)
AN3
	December 31, 2005	46,915	13.27	623	1.29	4.60
	December 31, 2004	30,073	12.69	382	0.75	11.22
	December 31, 2003	4,511	11.41	52	0.90	32.18
	December 31, 2002	986	8.63	9	1.09	(0.14)
AN2
	December 31, 2005	1,935	12.51	24	-	3.65
	December 31, 2004	1,986	12.07	24	-	5.09
	December 31, 2003	370	11.49	4	-	43.79
	December 31, 2002	382	7.99	3	-	(0.20)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average monthly net assets. These ratios exclude expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(3) Not annualized, for the period May 2, 2005 (commencement of operations of Sub-Account) through December 31, 2005.

Sun Life of Canada (U.S.) Variable Account G

Notes to Financial Statements - continued

(5) Unit Values - continued
					Investment
			Net Assets		Income as a
Sub-		Units	Unit		% of Average	Total
Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
AN4
	December 31, 2005	38,455	$22.86	$879	0.36%	20.55%
	December 31, 2004	15,219	18.96	289	0.18	23.97
	December 31, 2003	8	15.29	-	-	52.93
DGO
	December 31, 2005	6,474	12.70	82	-	11.40
DRS
	December 31, 2005	19,485	14.39	280	-	7.17
DSV
	December 31, 2005	26,821	13.18	353	-	9.42
DMC
	December 31, 2005	1,562	11.51	18	-	15.08 (3)
DCA
	December 31, 2005	1,535	12.28	19	0.04	4.38
	December 31, 2004	24,514	11.77	289	2.78	5.05
	December 31, 2003	45,304	11.20	501	0.02	21.17
	December 31, 2002	43,810	9.25	403	1.05	(16.71)
DSC
	December 31, 2005	476,208	14.08	6,705	-	5.80
	December 31, 2004	352,886	13.31	4,696	0.00	0.11
	December 31, 2003	291,499	11.95	3,484	0.02	31.69
	December 31, 2002	1,015,383	9.08	9,217	0.04	(19.12)
DGI
	December 31, 2005	1,188	10.98	13	1.36	3.35
	December 31, 2004	1,094	10.63	12	1.29	7.47
	December 31, 2003	953	9.89	9	0.11	26.57
	December 31, 2002	87,658	7.81	685	1.72	(25.33)
DQB
	December 31, 2005	422,644	14.56	6,153	3.62	2.48
	December 31, 2004	395,218	14.21	5,614	4.06	3.37
	December 31, 2003	416,146	13.75	5,722	3.92	4.94
	December 31, 2002	439,778	13.10	5,760	5.25	7.76
DSI
	December 31, 2005	3,603,696	10.04	36,191	1.71	4.69
	December 31, 2004	2,152,440	9.59	20,651	1.86	10.64
	December 31, 2003	1,994,466	8.67	17,288	1.54	28.36
	December 31, 2002	1,407,209	6.75	9,503	1.44	(22.36)
FEI
	December 31, 2005	600,228	17.06	10,239	1.38	5.87
	December 31, 2004	1,056,327	16.11	17,020	1.48	11.53
	December 31, 2003	912,163	14.45	13,178	1.49	30.33
	December 31, 2002	741,221	11.08	8,216	1.68	(16.95)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average monthly net assets. These ratios exclude expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(3) Not annualized, for the period May 2, 2005 (commencement of operations of Sub-Account) through December 31, 2005.

Sun Life of Canada (U.S.) Variable Account G

Notes to Financial Statements - continued

(5) Unit Values - continued
						Investment
			Net Assets			Income as a
Sub-		Units	Unit			% of Average		Total
Accounts		Outstanding	Value	(000s)		Net Assets(1)		Return(2)
FGP
	December 31, 2005	204,148	$14.61	$2,983		0.48%		5.80%
	December 31, 2004	177,274	13.81	2,448		0.25		3.38
	December 31, 2003	155,827	13.36	2,082		0.24		32.85
	December 31, 2002	150,653	10.06	1,515		0.27		(30.10)
FVG
	December 31, 2005	2,234	11.31	25		-		7.63
FHI
	December 31, 2005	34,527	11.16	385		15.17		2.70
	December 31, 2004	26,937	10.86	293		7.07		9.59
	December 31, 2003	20,702	9.91	205		6.40		27.26
	December 31, 2002	9,217	7.79	72		7.54		3.44
FIG
	December 31, 2005	270,915	15.75	4,267		-		2.19
FMM
	December 31, 2005	10,000	13.89	139	(6)	N/A		3.04
	December 31, 2004	10,000	13.48	135	(6)	15.79		1.21
	December 31, 2003	10,000	13.32	133	(6)	2.44		1.00
	December 31, 2002	28,667	13.19	509	(6)	1.68		1.69
FL5
	December 31, 2005	500,774	10.38	5,197		2.76		2.93
	December 31, 2004	2,242	10.08	23		2.39	(4)	0.82 (5)
FAM
	December 31, 2005	1,848	11.15	17		-		3.89
	December 31, 2004	21,978	10.73	236		1.65		5.98
	December 31, 2003	14,671	10.12	149		2.16		23.34
	December 31, 2002	16,070	8.21	131		3.32		(15.53)
FCN
	December 31, 2005	126,315	22.95	2,899		0.24		16.94
	December 31, 2004	83,724	19.63	1,643		0.21		15.48
	December 31, 2003	42,586	17.00	724		0.38		28.46
	December 31, 2002	37,708	13.23	499		0.94		(9.35)
FL1
	December 31, 2005	308,911	16.73	5,168		0.09		16.65
	December 31, 2004	189,838	14.34	2,723		0.09		15.16
	December 31, 2003	48,020	12.45	598		0.11		28.20
	December 31, 2002	12,540	9.71	122		0.26		(0.03)
FL3
	December 31, 2005	205,186	11.77	2,416		0.22		5.50
	December 31, 2004	133,887	11.16	1,494		0.06		3.12
	December 31, 2003	45,436	10.82	492		0.03		32.54
	December 31, 2002	4,217	8.17	34		0.02		(0.18)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average monthly net assets. These ratios exclude expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(4) Annualized.

(5) Not annualized, for the period May 3, 2004 (commencement of operations of Sub-Account) through December 31, 2004.

(6) This amount represents the total of the Fidelity VIP Money Market Portfolio Net Assets Applicable to Contract Owners and the Net Assets Applicable to Sponsor.

Sun Life of Canada (U.S.) Variable Account G

Notes to Financial Statements - continued

(5) Unit Values - continued
					Investment
			Net Assets		Income as a
Sub-		Units	Unit		% of Average	Total
Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
FIP
	December 31, 2005	3,432	$16.49	$57	1.74%	4.82%
	December 31, 2004	3,516	15.73	56	1.39	10.61
	December 31, 2003	1,378	14.22	20	9.28	28.41
	December 31, 2002	120,555	11.07	1,335	1.34	(22.25)
FL2
	December 31, 2005	141,542	16.91	2,393	0.52	18.78
	December 31, 2004	115,242	14.23	1,640	0.65	13.31
	December 31, 2003	31,025	12.56	390	0.26	43.04
	December 31, 2002	6,335	8.78	56	0.55	(0.12)
MLV
	December 31, 2005	148,198	12.59	1,866	0.56	10.38
FRE
	December 31, 2005	19,099	11.46	219	-	14.56 (3)
FSC
	December 31, 2005	52,788	11.52	608	-	5.09
	December 31, 2004	7,962	10.96	87	-	9.65 (5)
TFS
	December 31, 2005	254,286	12.86	3,271	0.92	10.48
	December 31, 2004	4,519	11.64	53	-	16.43 (5)
FTI
	December 31, 2005	43,562	18.11	789	1.42	10.17
	December 31, 2004	24,034	16.44	395	1.17	18.53
	December 31, 2003	430	13.87	6	1.94	38.69
TSF
	December 31, 2005	650,615	18.39	11,965	1.36	9.06
	December 31, 2004	243,051	16.86	4,099	1.24	16.25
	December 31, 2003	223,841	14.51	3,247	1.73	32.62
	December 31, 2002	189,578	10.94	2,074	2.59	(18.32)
FTG
	December 31, 2005	24,456	17.74	434	0.76	8.86
	December 31, 2004	3,950	16.30	64	1.31	16.03
	December 31, 2003	1,504	14.05	21	1.95	40.46
GS3
	December 31, 2005	5,797	13.66	79	0.63	6.51
	December 31, 2004	5,987	12.83	77	1.88	14.94
	December 31, 2003	53	11.16	1	1.11	29.47
	December 31, 2002	23	8.62	-	-	(0.14)
GS7
	December 31, 2005	7,633	11.62	89	0.16	2.94
	December 31, 2004	4,915	11.29	55	1.34	12.85

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average monthly net assets. These ratios exclude expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(3) Not annualized, for the period May 2, 2005 (commencement of operations of Sub-Account) through December 31, 2005.

(5) Not annualized, for the period May 3, 2004 (commencement of operations of Sub-Account) through December 31, 2004.

Sun Life of Canada (U.S.) Variable Account G

Notes to Financial Statements - continued

(5) Unit Values - continued
					Investment
			Net Assets		Income as a
Sub-		Units	Unit		% of Average	Total
Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
IV2
	December 31, 2005	78,833	$14.08	$1,110	0.00%	5.19%
	December 31, 2004	43,896	13.39	588	-	13.90
	December 31, 2003	17,990	11.76	212	-	33.43
	December 31, 2002	367	8.81	3	-	(0.12)
JBP
	December 31, 2005	789,914	16.22	12,812	3.18	2.81
	December 31, 2004	713,031	15.78	11,249	3.43	4.29
	December 31, 2003	707,104	15.13	10,699	2.83	3.72
	December 31, 2002	724,379	14.59	10,568	0.78	8.80
JSC
	December 31, 2005	37,694	17.02	642	-	3.42
	December 31, 2004	30,363	16.46	500	-	27.17
	December 31, 2003	30,306	12.94	392	-	35.98
	December 31, 2002	29,068	9.52	277	0.23	(21.65)
JEP
	December 31, 2005	9,144	12.56	115	1.10	1.35
	December 31, 2004	23,681	12.39	293	1.58	9.49
	December 31, 2003	70,487	11.32	798	0.72	28.14
	December 31, 2002	54,154	8.83	478	0.05	(24.62)
LA1
	December 31, 2005	522,122	14.26	7,444	1.12	3.25
	December 31, 2004	319,388	13.81	4,411	1.12	12.65
	December 31, 2003	128,258	12.26	1,573	0.95	31.01
	December 31, 2002	41,527	9.36	389	0.93	(0.06)
LA3
	December 31, 2005	2,812	14.12	40	-	26.63
	December 31, 2004	561	11.15	6	0.14	20.71
	December 31, 2003	457	9.24	4	2.01	41.25
	December 31, 2002	288	6.54	2	1.56	(0.35)
LA2
	December 31, 2005	206,568	15.82	3,269	0.68	8.22
	December 31, 2004	80,667	14.62	1,180	0.43	24.04
	December 31, 2003	38,062	11.78	449	0.61	24.75
	December 31, 2002	25,510	9.45	241	0.81	(0.06)
MF7
	December 31, 2005	16,412	10.91	179	5.95	1.59
	December 31, 2004	15,113	10.74	162	0.21	7.39
CAS
	December 31, 2005	656,239	10.93	7,172	0.57	0.92
	December 31, 2004	579,514	10.83	6,276	0.06	11.02
	December 31, 2003	476,632	9.76	4,650	-	28.71
	December 31, 2002	346,448	7.58	2,626	0.18	(32.39)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average monthly net assets. These ratios exclude expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

Sun Life of Canada (U.S.) Variable Account G

Notes to Financial Statements - continued

(5) Unit Values - continued
					Investment
			Net Assets		Income as a
Sub-		Units	Unit		% of Average	Total
Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
MFD
	December 31, 2005	97,961	$11.36	$1,113	0.33%	0.63%
	December 31, 2004	60,888	11.29	687	-	10.78
	December 31, 2003	22,075	10.19	225	-	28.35
	December 31, 2002	539	7.94	4	0.14	(0.21)
CO1
	December 31, 2005	12,888	11.96	154	0.75	1.31
	December 31, 2004	14,286	11.80	169	0.24	12.52
	December 31, 2003	1,596	10.49	17	-	4.88 (7)
EGS
	December 31, 2005	7,689	14.67	113	-	9.14
	December 31, 2004	6,880	13.44	92	-	13.24
	December 31, 2003	6,920	11.87	82	-	31.49
	December 31, 2002	11,341	9.03	102	-	(34.15)
MFF
	December 31, 2005	9,627	13.11	126	-	8.90
	December 31, 2004	70,196	12.04	845	-	12.96
	December 31, 2003	63,948	10.66	682	-	31.14
	December 31, 2002	34	8.13	-	-	(0.19)
GGR
	December 31, 2005	6,688	19.64	131	0.69	10.03
	December 31, 2004	7,037	17.85	126	0.38	15.61
	December 31, 2003	13,847	15.44	214	0.50	35.44
	December 31, 2002	14,157	11.40	162	0.31	(19.36)
GSS
	December 31, 2005	984,125	16.17	15,915	4.73	2.30
	December 31, 2004	579,747	15.81	9,164	5.94	3.76
	December 31, 2003	572,822	15.23	8,727	4.30	2.15
	December 31, 2002	467,971	14.91	6,979	2.73	9.80
MFK
	December 31, 2005	161,616	11.72	1,894	4.29	2.01
	December 31, 2004	115,002	11.49	1,322	4.91	3.55
	December 31, 2003	109,937	11.09	1,220	4.31	1.87
	December 31, 2002	58,198	10.89	634	1.47	0.09
MFC
	December 31, 2005	11,655	14.69	171	9.04	1.93
	December 31, 2004	11,959	14.41	172	1.34	9.37
	December 31, 2003	29,070	13.18	383	-	31.76

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average monthly net assets. These ratios exclude expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(7) Not annualized, for the period November 28, 2003 (commencement of operations of Sub-Account) through December 31, 2003.

Sun Life of Canada (U.S.) Variable Account G

Notes to Financial Statements - continued

(5) Unit Values - continued
					Investment
			Net Assets		Income as a
Sub-		Units	Unit		% of Average	Total
Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
IG1
	December 31, 2005	66,809	$14.63	$977	0.67%	14.62%
	December 31, 2004	51,512	12.76	657	0.37	18.58
	December 31, 2003	6,517	10.76	70	-	7.63 (8)
MIS
	December 31, 2005	11,155	9.16	102	0.47	4.37
	December 31, 2004	12,059	8.77	106	0.06	9.61
	December 31, 2003	10,088	8.00	81	-	23.39
	December 31, 2002	9,686	6.49	63	0.15	(28.05)
M1B
	December 31, 2005	19,482	11.59	226	0.15	4.15
	December 31, 2004	6,214	11.13	69	-	9.36
	December 31, 2003	1,517	10.18	15	-	1.78
CGS
	December 31, 2005	1,679	11.29	19	0.94	7.70
	December 31, 2004	1,649	10.48	17	1.00	11.99
	December 31, 2003	1,624	9.36	15	1.43	22.83
	December 31, 2002	3,098	7.62	24	1.00	(21.22)
MFL
	December 31, 2005	2,288	12.52	29	0.94	7.42
	December 31, 2004	698	11.65	8	1.15	16.51
MC1
	December 31, 2005	77,639	11.84	919	-	2.78
	December 31, 2004	75,199	11.52	866	-	14.29
	December 31, 2003	59,452	10.08	599	-	0.80 (9)
MMS
	December 31, 2005	2,848,202	11.97	34,103	2.68	2.72
	December 31, 2004	2,995,635	11.66	34,914	0.74	0.83
	December 31, 2003	5,869,001	11.56	67,847	0.63	0.63
	December 31, 2002	6,145,747	11.49	70,602	1.27	1.27
M1A
	December 31, 2005	106,088	13.08	1,388	-	4.96
	December 31, 2004	132,904	12.46	1,656	-	7.22
	December 31, 2003	68,306	11.62	794	-	35.01
	December 31, 2002	10,249	8.61	88	-	(0.14)
RIS
	December 31, 2005	179,699	13.61	2,445	0.97	16.56
RES
	December 31, 2005	1,633	11.56	19	0.55	8.01
	December 31, 2004	1,331	10.71	14	0.90	15.83
	December 31, 2003	1,058	9.24	10	0.72	25.32
	December 31, 2002	736	7.38	5	0.51	(25.11)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average monthly net assets. These ratios exclude expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(8) Not annualized, for the period November 14, 2003 (commencement of operations of Sub-Account) through December 31, 2003.

(9) Not annualized, for the period November 13, 2003 (commencement of operations of Sub-Account) through December 31, 2003.

Sun Life of Canada (U.S.) Variable Account G

Notes to Financial Statements - continued

(5) Unit Values - continued
					Investment
			Net Assets		Income as a
Sub-		Units	Unit		% of Average		Total
Accounts		Outstanding	Value	(000s)	Net Assets(1)		Return(2)
RE1
	December 31, 2005	36,361	$13.09	$476	0.38%		7.71%
	December 31, 2004	25,183	12.15	306	0.07	(4)	21.54	(9)
SG1
	December 31, 2005	76,777	11.08	851	0.12		1.17
	December 31, 2004	74,624	10.95	817	-		6.58
	December 31, 2003	39,766	10.27	409	-		2.73	(9)
SI1
	December 31, 2005	58	11.23	1	9.57		1.61
	December 31, 2004	987	11.05	11	4.56		7.83
	December 31, 2003	936	10.25	10	-		2.50	(9)
TRS
	December 31, 2005	576,178	17.92	10,323	2.54		3.02
	December 31, 2004	476,896	17.39	8,294	2.30		11.47
	December 31, 2003	367,218	15.60	5,729	3.41		17.15
	December 31, 2002	299,863	13.32	3,993	3.27		(5.69)
MFJ
	December 31, 2005	361,075	13.35	4,822	2.24		2.81
	December 31, 2004	237,715	12.99	3,088	2.50		11.14
	December 31, 2003	63,289	11.69	740	2.59		16.83
	December 31, 2002	4,540	10.00	45	2.31		-
UTS
	December 31, 2005	1,628	17.75	29	0.91		17.29
	December 31, 2004	1,151	15.14	17	1.94		30.37
	December 31, 2003	906	11.61	11	3.64		36.26
	December 31, 2002	1,039	8.52	9	3.19		(23.87)
MFE
	December 31, 2005	634	15.91	10	0.26		16.97
	December 31, 2004	69	13.60	1	1.74		30.01
	December 31, 2003	50	10.46	1	2.65		36.03
	December 31, 2002	24	7.69	-	-		(0.23)
EIS
	December 31, 2005	-	12.00	-	0.54		6.60
MV1
	December 31, 2005	37,653	13.18	496	1.20		6.34
	December 31, 2004	39,927	12.40	495	0.97		15.18
	December 31, 2003	13,598	10.76	146	-		7.62	(9)
NLM
	December 31, 2005	44,587	14.05	627	3.66		1.44
	December 31, 2004	6,730	13.85	93	3.68		0.78
	December 31, 2003	7,982	13.74	110	0.04		2.42
	December 31, 2002	4,163,286	13.42	55,865	4.38		5.34

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average monthly net assets. These ratios exclude expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(4) Annualized.

(9) Not annualized, for the period November 13, 2003 (commencement of operations of Sub-Account) through December 31, 2003.

Sun Life of Canada (U.S.) Variable Account G

Notes to Financial Statements - continued

(5) Unit Values - continued
					Investment
			Net Assets		Income as a
Sub-		Units	Unit		% of Average		Total
Accounts		Outstanding	Value	(000s)	Net Assets(1)		Return(2)
NMC
	December 31, 2005	330,149	$14.55	$4,804	0.00%		13.74%
	December 31, 2004	156,542	12.79	2,003	-		16.31
	December 31, 2003	81,333	11.00	894	-		28.07
	December 31, 2002	399,740	8.59	3,433	-		(29.34)
NPP
	December 31, 2005	20	16.71	-	0.00		18.05
	December 31, 2004	7,734	14.15	109	0.00		0.19
	December 31, 2003	7,553	11.90	90	-		35.09
	December 31, 2002	26,534	8.81	234	0.61		(24.14)
NAR
	December 31, 2005	141,084	13.18	1,860	0.09		12.00
	December 31, 2004	96,138	11.77	1,131	0.06	(4)	17.69	(10)
OCF
	December 31, 2005	94,709	11.29	1,070	0.86		5.10
OGS
	December 31, 2005	1,374	13.33	18	-		14.31
OSC
	December 31, 2005	43,365	13.00	564	-		9.92
PMB
	December 31, 2005	1,433	19.09	27	5.50		10.78
	December 31, 2004	7	17.23	-	2.80		12.12
	December 31, 2003	35	15.37	1	4.89		53.68
PHY
	December 31, 2005	22,982	15.25	350	6.51		4.13
	December 31, 2004	12,344	14.64	181	6.54		9.56
	December 31, 2003	307	13.36	4	7.47		33.64
PLD
	December 31, 2005	79	10.26	1	3.81		1.01
PRR
	December 31, 2005	116,738	12.25	1,430	2.79		2.10
	December 31, 2004	83,689	12.00	1,004	1.11		8.92
	December 31, 2003	19,082	11.01	210	1.26		10.13
PTR
	December 31, 2005	399,997	11.57	4,629	3.51		2.45
	December 31, 2004	229,165	11.30	2,589	1.98		4.89
	December 31, 2003	36,149	10.77	389	2.58		7.69
RX1
	December 31, 2005	58	8.89	1	0.43		3.96
	December 31, 2004	67	8.55	1	-		14.62
	December 31, 2003	35	7.46	-	-		39.19
	December 31, 2002	24	5.36	-	6.60		(0.46)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average monthly net assets. These ratios exclude expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(4) Annualized.

(10) Not annualized, for the period July 26, 2004 (commencement of operations of Sub-Account) through December 31, 2004.

Sun Life of Canada (U.S.) Variable Account G

Notes to Financial Statements - continued

(5) Unit Values - continued
					Investment
			Net Assets		Income as a
Sub-		Units	Unit		% of Average		Total
Accounts		Outstanding	Value	(000s)	Net Assets(1)		Return(2)
RX2
	December 31, 2005	11	$7.88	$-	0.00%		1.11%
	December 31, 2004	7	7.79	-	-		9.35
	December 31, 2003	1	7.13	-	-		(28.75)
SEE
	December 31, 2005	-	-	-	6.84	(4)	1.08	(11)
SSI
	December 31, 2005	126,501	12.08	1,528	0.83		4.26
SSC
	December 31, 2005	81,411	16.83	1,370	0.37		3.99
	December 31, 2004	46,571	16.18	754	0.12		17.48
	December 31, 2003	7,000	13.77	96	-		37.75
SCV
	December 31, 2005	488	11.56	6	-		15.63	(3)
SCM
	December 31, 2005	23,634	13.81	326	0.13		(0.71)
	December 31, 2004	18,179	13.91	253	0.31		20.39
	December 31, 2003	9,785	11.55	113	2.94		52.89
	December 31, 2002	25	7.56	-	-		(0.24)
SIG
	December 31, 2005	284,245	13.98	3,973	4.68		1.96
	December 31, 2004	248,388	13.71	3,405	4.75		6.42
	December 31, 2003	255,079	12.89	3,286	5.36		9.65
	December 31, 2002	5,659	11.75	66	5.90		0.18
SC1
	December 31, 2005	2,072,605	10.58	21,916	2.79		2.76
	December 31, 2004	1,504,073	10.29	15,477	0.73		0.74
	December 31, 2003	1,228,069	10.22	12,544	0.55		0.55
	December 31, 2002	420,196	10.16	4,270	1.12		0.02
SRE
	December 31, 2005	249,940	28.31	7,077	1.77		9.67
	December 31, 2004	155,069	25.82	4,003	2.09		33.32
	December 31, 2003	42,775	19.37	828	-		35.95
	December 31, 2002	12,628	14.25	180	0.04		0.04
SC5
	December 31, 2005	230,173	19.11	4,400	0.10		16.61
	December 31, 2004	137,998	16.39	2,263	-		16.14
	December 31, 2003	45,795	14.11	647	-		36.09
	December 31, 2002	9,059	10.37	94	-		0.04

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average monthly net assets. These ratios exclude expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(3) Not annualized, for the period May 2, 2005 (commencement of operations of Sub-Account) through December 31, 2005.

(4) Annualized.

(11) Not annualized, for the period January 1, 2005 (commencement of operations of Sub-Account) through July 25, 2005.

Sun Life of Canada (U.S.) Variable Account G

Notes to Financial Statements - continued

(5) Unit Values - continued
					Investment
			Net Assets		Income as a
Sub-		Units	Unit		% of Average	Total
Accounts		Outstanding	Value	(000s)	Net Assets(1)	Return(2)
SC7
	December 31, 2005	2,448	$15.00	$37	0.83%	9.73%
	December 31, 2004	714	13.67	10	0.67	12.45
	December 31, 2003	397	12.16	5	1.13	21.57
SCB
	December 31, 2005	124,420	16.76	2,086	-	4.33
	December 31, 2004	120,273	16.07	1,933	-	18.43
	December 31, 2003	23,890	13.57	324	0.06	41.62
	December 31, 2002	8,140	9.58	78	-	(0.04)
TBC
	December 31, 2005	24,398	11.46	280	0.21	5.94
	December 31, 2004	7,729	10.82	84	-	8.17 (5)
REI
	December 31, 2005	930,172	15.30	14,236	1.62	3.92
	December 31, 2004	790,941	14.73	11,649	2.46	15.45
	December 31, 2003	194,604	12.76	2,482	0.84	24.92
	December 31, 2002	520,284	10.21	5,313	1.57	(13.12)
RNA
	December 31, 2005	7,084	10.26	73	-	4.47
	December 31, 2004	1,023	9.82	10	0.06	10.88
	December 31, 2003	889	8.85	8	-	35.10
	December 31, 2002	753	6.55	5	-	(28.31)
	December 31, 2005	6,297	13.55	85	-	35.48
VMG
	December 31, 2005	6,297	13.55	85	-	17.57
VCP
	December 31, 2005	114	11.89	1	-	4.37
VGI
	December 31, 2005	1,633	12.45	20	-	9.99

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average monthly net assets. These ratios exclude expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

(2) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(5) Not annualized, for the period May 3, 2004 (commencement of operations of Sub-Account) through December 31, 2004.

Report of Independent Registered Public Accounting Firm

To the Contract Owners participating in Sun Life of Canada (U.S.) Variable Account G

And the Board of Directors of Sun Life Assurance Company of Canada (U.S.):

We have audited the accompanying statement of condition of AIM V.I. Basic Value Sub-Account, AIM V.I. Capital Appreciation Sub-Account, AIM V.I. Core Equity Sub-Account, AIM V.I. Growth Sub-Account, AIM V.I. International Growth Sub-Account, AIM V.I. Mid Cap Core Equity Sub-Account, AIM V.I. Premier Equity Sub-Account, Alger American MidCap Growth Sub-Account, AllianceBernstein VP Growth and Income Sub-Account, AllianceBernstein VP Technology Sub-Account, AllianceBernstein VP Worldwide Privatization Sub-Account, Delaware VIP Growth Opportunities Sub-Account, Delaware VIP REIT Sub-Account, Delaware VIP Small Cap Value Sub-Account, Dreyfus Investment MidCap Stock Sub-Account, Dreyfus Variable Investment Appreciation Sub-Account, Dreyfus Variable Investment Developing Leaders Sub-Account, Dreyfus Variable Investment Growth and Income Sub-Account, Dreyfus Variable Investment Quality Bond Sub-Account, Dreyfus Stock Index Sub-Account, Fidelity VIP Equity Income Sub-Account, Fidelity VIP Growth Sub-Account, Fidelity VIP Growth and Income Sub-Account, Fidelity VIP High Income Sub-Account, Fidelity VIP Investment Grade Bond Sub-Account, Fidelity VIP Money Market Sub-Account, Fidelity VIP Money Market SC Sub-Account, Fidelity VIP II Asset Manager: Growth Sub-Account, Fidelity VIP II Contrafund Sub-Account, Fidelity VIP II Contrafund SC2 Sub-Account, Fidelity VIP II Growth Sub-Account, Fidelity VIP II Index 500 Sub-Account, Fidelity VIP II Overseas Sub-Account, FAM Variable Series Mercury Value Opportunities V.I. Sub-Account, Franklin Real Estate Sub-Account, Franklin Small-Mid Cap Growth Securities Sub-Account, Franklin Templeton Foreign Securities: Class 1 Sub-Account, Franklin Templeton Foreign Securities: Class 2 Sub-Account, Franklin Templeton Growth Securities: Class 1 Sub-Account, Franklin Templeton Growth Securities: Class 2 Sub-Account, Goldman Sachs VIT CORESM U.S. Equity Sub-Account, Goldman Sachs VIT Capital Growth Sub-Account, INVESCO VIF Small Company Growth Sub-Account, J.P. Morgan Series Trust II Bond Sub-Account, J.P. Morgan Series Trust II Small Company Sub-Account, J.P. Morgan Series Trust II U.S. Large Cap Core Equity Sub-Account, Lord Abbett Growth and Income Sub-Account, Lord Abbett International Sub-Account, Lord Abbett Mid Cap Value Sub-Account, MFS/Sun Life Bond Sub-Account, MFS/Sun Life Capital Appreciation Sub-Account, MFS/Sun Life Capital Appreciation SC Sub-Account, MFS/Sun Life Capital Opportunities Sub-Account, MFS/Sun Life Emerging Growth Sub-Account, MFS/Sun Life Emerging Growth SC Sub-Account, MFS/Sun Life Global Growth Sub-Account, MFS/Sun Life Governement Securities Sub-Account, MFS/Sun Life Government Securities SC Sub-Account, MFS/Sun Life High Yield SC Sub-Account, MFS/Sun Life International Growth Sub-Account, MFS/Sun Life Massachusetts Investors Growth Stock Sub-Account, MFS/Sun Life Massachusetts Investors Growth Stock SC Sub-Account, MFS/Sun Life Massachusetts Investors Trust Sub-Account, MFS/Sun Life Massachusetts Investors Trust SC Sub-Account, MFS/Sun Life Mid Cap Growth, MFS/Sun Life Money Market Sub-Account, MFS/Sun Life New Discovery SC Sub-Account, MFS/Sun Life Research International Sub-Account, MFS/Sun Life Research Sub-Account, MFS/Sun Life Research SC Sub-Account, MFS/Sun Life Strategic Growth Sub-Account, MFS/Sun Life Strategic Income Sub-Account, MFS/Sun Life Total Return Sub-Account, MFS/Sun Life Total Return SC Sub-Account, MFS/Sun Life Utilities Sub-Account, MFS/Sun Life Utilities SC
Sub-Account, MFS/Sun Life Value Sub-Account, MFS/Sun Life Value SC Sub-Account, Neuberger Berman Advisers Management Limited Maturity Bond Sub-Account, Neuberger Berman Advisers Management Mid-Cap Growth Sub-Account, Neuberger Berman Advisers Management Partners Sub-Account, Neuberger Berman Advisers Management Regency Sub-Account, Oppenheimer Variable Account Capital Appreciation Sub-Account, Oppenheimer Variable Account Global Securuties Sub-Account, Oppenheimer Variable Account Main Street Small Cap Sub-Account, PIMCO Variable Insurance Emerging Markets Bond Sub-Account, PIMCO Variable Insurance High Yield Sub-Account, PIMCO Variable Insurance Low Duration Sub-Account, PIMCO Variable Insurance Real Return Sub-Account, PIMCO Variable Insurance Total Return Sub-Account, Rydex VT Nova Sub-Account, Rydex VT OTC Sub-Account, Scudder VIT EAFE® Equity Index Sub-Account, Scudder VIT Small Cap Index: Class A Sub-Account, Scudder VIT Small Cap Index: Class B Sub-Account, Scudder Variable Series II SVS Dreman Small Cap Value Sub-Account, Sun Capital Advisers All Cap Sub-Account, Sun Capital Advisers Investment Grade Bond Sub-Account, Sun Capital Advisers Money Market Sub-Account, Sun Capital Advisers Real Estate Sub-Account, SCSM Blue Chip Mid Cap Sub-Account, SCSM Davis Venture Value Sub-Account, SCSM Value Small Cap Sub-Account, T. Rowe Price Blue Chip Growth Sub-Account, T. Rowe Price Equity Income Sub-Account, T. Rowe Price New America Growth Sub-Account, Van Kappen UIF Mid Cap Growth Sub-Account, Van Kappen LIT Comstock Sub-Account, Van Kappen LIT Growth and Income Sub-Account of Sun Life of Canada (U.S.) Variable Account G (the "Sub-Accounts") as of December 31, 2005, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these fianancial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes considerations of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the
Sub-Accounts at December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

April 7, 2006

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF INCOME

(in thousands)

For the years ended December 31,

	2005	2004	2003

Revenues:
Premiums and annuity considerations	$ 51,982	$ 58,820	$ 60,518
Net investment income	1,112,529	1,134,257	1,208,750
Net derivative income (loss)	16,474	(98,419)	(203,200)
Net realized investment gains	16,925	96,074	134,085
Fee and other income	362,275	357,011	319,596

Total revenues	1,560,185	1,547,743	1,519,749

Benefits and expenses:
Interest credited	637,502	673,442	783,999
Interest expense	123,279	128,522	120,905
Policyowner benefits	187,013	141,377	201,248
Amortization of deferred acquisition costs ("DAC") and value of business acquired ("VOBA")	243,821	82,876	98,398
Other operating expenses	196,543	214,495	184,472

Total benefits and expenses	1,388,158	1,240,712	1,389,022

Income before income tax expense, minority interest and cumulative effect of change in accounting principle	172,027	307,031	130,727

Income tax expense (benefit):
Federal	40,091	71,352	27,366
State	(2)	(98)	823
Income tax expense	40,089	71,254	28,189

Income before minority interest and cumulative
effect of change in accounting principles	131,938	235,777	102,538

Minority interest share of (loss) income	(1,214)	5,561	-

Income before cumulative effect of change in accounting principles	133,152	230,216	102,538

Cumulative effect of change in accounting principles, net of tax benefit of $4,814 and $4,064 in 2004 and 2003, respectively	-	(8,940)	(7,547)

Net income	$ 133,152	$ 221,276	$ 94,991

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED BALANCE SHEETS

(in thousands except share data)

December 31,

ASSETS	2005	2004
Investments
Available-for-sale fixed maturities at fair value (amortized cost of $15,620,827 and $16,207,312 in 2005 and 2004, respectively)	$ 15,677,148	$ 16,692,987
Trading fixed maturities at fair value (amortized cost of $1,982,762 and $1,408,618 in 2005 and 2004, respectively)	1,984,848	1,491,028
Subordinated note from affiliate held-to-maturity (fair value of $645,755 and $689,132 in 2005 and 2004, respectively)	600,000	600,000
Short-term investments	-	23,957
Mortgage loans	1,739,370	1,465,896
Derivative instruments - receivable	487,947	566,401
Limited partnerships	222,148	304,809
Real estate	170,510	168,139
Policy loans	701,769	696,305
Other invested assets	554,917	791,541
Cash and cash equivalents	347,654	552,949
Total investments	22,486,311	23,354,012

Accrued investment income	261,507	279,679
Deferred policy acquisition costs	1,341,377	1,147,181
Value of business acquired	53,670	24,130
Deferred federal income taxes	4,360	-
Goodwill	701,451	701,451
Receivable for investments sold	79,860	21,213
Reinsurance receivable	1,860,680	1,928,365
Other assets	122,239	111,131
Separate account assets	19,095,391	19,120,381

Total assets	$ 46,006,846	$ 46,687,543

LIABILITIES

Contractholder deposit funds and other policy liabilities	$ 18,668,578	$ 18,846,238
Future contract and policy benefits	768,297	721,135
Payable for investments purchased	248,733	284,511
Accrued expenses and taxes	150,318	95,655
Deferred federal income taxes	-	64,610
Long-term debt	-	33,500
Debt payable to affiliates	1,125,000	1,025,000
Partnership capital securities	607,826	607,826
Reinsurance payable to affiliate	1,652,517	1,697,348
Derivative instruments - payable	197,765	228,774
Other liabilities	766,657	1,010,006
Separate account liabilities	19,095,391	19,120,381

Total liabilities	43,281,082	43,734,984

Commitments and contingencies - Note 19
Minority interest	-	5,561

STOCKHOLDER'S EQUITY

Common stock, $1,000 par value - 10,000 shares authorized; 6,437 shares issued and outstanding in 2005 and 2004	$ 6,437	$ 6,437
Additional paid-in capital	2,138,880	2,131,888
Accumulated other comprehensive income	19,260	180,638
Retained earnings	561,187	628,035

Total stockholder's equity	2,725,764	2,946,998

Total liabilities and stockholder's equity	$ 46,006,846	$ 46,687,543

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(in thousands)

For the years ended December 31,
	2005	2004	2003

Net income	$ 133,152	$ 221,276	$ 94,991
Other comprehensive income (loss)
Net change in unrealized holding (losses) gains on
available-for-sale securities, net of tax and policyholder amounts	(79,814)	23,103	158,442
Minimum pension liability adjustment, net of tax	(1,842)	-	-
Reclassification adjustments of realized investment gains into net income	(79,722)	(70,146)	(179,672)

Other comprehensive loss	(161,378)	(47,043)	(21,230)

Comprehensive (loss) income	$ (28,226)	$ 174,233	$ 73,761

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

(in thousands)

For the years ended December 31,
			Accumulated
		Additional	Other		Total
	Common	Paid-In	Comprehensive	Retained	Stockholder's
	Stock	Capital	Income	Earnings	Equity

Balance at December 31, 2002 - Restated	$ 6,437	$ 2,071,888	$ 248,911	$ 468,344	$ 2,795,580

Net income	-	-	-	94,991	94,991
Other comprehensive loss	-	-	(21,230)	-	(21,230)

Balance at December 31, 2003	$ 6,437	$ 2,071,888	$ 227,681	$ 563,335	$ 2,869,341

Net income	-	-	-	221,276	221,276
Additional paid-in-capital	-	60,000	-	-	60,000
Dividends	-	-	-	(156,576)	(156,576)
Other comprehensive loss	-	-	(47,043)	-	(47,043)

Balance at December 31, 2004	$ 6,437	$ 2,131,888	$ 180,638	$ 628,035	$ 2,946,998

Net income	-	-	-	133,152	133,152
Additional paid-in-capital	-	6,992	-	-	6,992
Dividends	-	-	-	(200,000)	(200,000)
Other comprehensive loss	-	-	(161,378)	-	(161,378)

Balance at December 31, 2005	$ 6,437	$ 2,138,880	$ 19,260	$ 561,187	$ 2,725,764

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

For the years ended December 31,

	2005	2004	2003

Cash Flows From Operating Activities:
Net income from operations	$ 133,152	$ 221,276	$ 94,991
Adjustments to reconcile net income to net cash provided
by (used in) operating activities:
Minority interest share	(1,214)	5,561	-
Amortization (accretion) of discount and premiums	60,195	82,123	112,761
Amortization of DAC and VOBA	243,821	82,876	98,398
Depreciation and amortization	3,985	3,025	1,730
Non cash derivative activity	(93,478)	(18,690)	144,091
Net realized gains on investments	(16,925)	(96,074)	(134,085)
Net losses (gains) on trading investments	80,324	7,237	(63,573)
Net change in unrealized and undistributed (gains) losses in private equity limited partnerships	(48,244)	(58,981)	15,789
Interest credited to contractholder deposits	637,502	671,101	781,834
Deferred federal income taxes	22,047	72,648	43,029
Cumulative effect of change in accounting principles, net of tax	-	8,940	7,547
Changes in assets and liabilities:
Deferred acquisition costs	(261,917)	(346,996)	(263,762)
Accrued investment income	17,916	5,545	(28,655)
Future contract and policy benefits	25,123	(42,530)	(854)
Other, net	155,865	211,882	127,056
Net sales (purchases) of trading fixed maturities	(651,921)	27,801	(60,321)
Net cash provided by operating activities	306,231	836,744	875,976

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturities	5,685,008	10,472,377	13,004,400
Net cash from sale of subsidiary	17,040	39,687	1,500
Other invested assets	483,700	144,145	127,944
Mortgage loans	117,438	205,740	339,735
Real estate	947	-	14,275
Purchases of:
Available-for-sale fixed maturities	(5,269,211)	(10,367,260)	(13,414,490)
Other invested assets	(171,539)	(910,784)	(4,926)
Mortgage loans	(390,376)	(698,776)	(338,627)
Real estate	(6,648)	(86,743)	(16,153)
Changes due to other investments, net	(239,910)	728,637	5,100
Net change in policy loans	(5,464)	(3,418)	(10,858)
Net change in short-term investments	(4,576)	705	153,355

Net cash provided by (used in) investing activities	$ 216,409	$ (475,690)	$ (138,745)

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

For the years ended December 31,

	2005	2004	2003

Cash Flows From Financing Activities:
Deposits to contractholder deposit funds	$ 2,720,141	$ 2,552,431	$ 2,461,677
Withdrawals from contractholder deposit funds	(3,404,468)	(2,867,815)	(3,411,004)
Net cash of Sun Capital Advisers, Inc	-	(2,910)	-
Issuance of debt	100,000	-	-
Dividends paid to stockholder	(150,600)	(150,000)	-
Additional capital contributed	-	60,000	-
Other, net	6,992	42,004	(145,258)
Net cash used in financing activities	(727,935)	(366,290)	(1,094,585)

Net change in cash and cash equivalents	(205,295)	(5,236)	(357,354)

Cash and cash equivalents, beginning of year	552,949	558,185	915,539

Cash and cash equivalents, end of year	$ 347,654	$ 552,949	$ 558,185

Supplemental Cash Flow Information
Interest paid	$ 122,474	$ 120,195	$ 118,302

Supplemental Schedule of non-cash investing and financing activities

In 2005, the Company declared and paid a $200.0 million dividend to its direct parent, Sun Life of Canada (U.S.) Holdings, Inc., consisting of $150.6 million in cash and $49.4 million in notes. In 2004, the Company declared and paid cash dividends in the amount of $150.0 million and transferred via dividend its ownership of SCA valued at $6.6 million to its parent, SLC - U.S. Ops Holdings. The Company did not make any dividend payments in 2003.

On April 19, 2005, the Company sold its interest in a consolidated variable interest entity ("VIE"). As a result of the sale, bonds decreased by $42.5 million, short-term investments decreased by $28.5 million, investment income due and accrued decreased by $0.3 million, other invested assets decreased by $3.2 million, other liabilities decreased by $26.1 million, deferred tax liability decreased by $3.9 million, and notes payable decreased by $33.5 million.

On December 31, 2004, the Company distributed through a dividend to its parent, Sun Life of Canada (U.S.) Holdings, Inc., its interest in Sun Capital Advisers, Inc. As a result of the dividend, other assets decreased by $5.2 million, other liabilities decreased by $0.9 million, and accrued expenses and taxes decreased by $0.6 million in a non-cash transaction.

On June 30, 2004, the Company sold its interest in another consolidated VIE. As a result of the sale, bonds decreased by $51.0 million, other liabilities decreased by $11.1 million, deferred tax liability decreased by $3.8 million, notes payable decreased by $7.0 million, and other invested assets decreased by $0.6 million.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the "Company") is a stock life insurance company incorporated under the laws of Delaware. The Company is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. ("SLC - U.S. Ops Holdings") and is an indirect wholly-owned subsidiary of Sun Life Financial Inc. ("SLF"), a reporting company under the Securities Exchange Act of 1934. SLF and its subsidiaries are collectively referred to herein as "Sun Life Financial."

The Company and its subsidiaries are engaged in the sale of individual and group variable life insurance, individual universal life insurance, individual and group fixed and variable annuities, group pension contracts, guaranteed investment contracts ("GICs"), group life, group disability, and group stop loss insurance. These products are distributed through individual insurance agents, financial planners, insurance brokers and broker-dealers to both the tax qualified and non-tax-qualified markets. The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. In addition, the Company's wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York ("SLNY"), is authorized to transact business in the State of New York.

As of December 31, 2004, SLC - U.S. Ops Holdings, was a direct wholly-owned subsidiary of Sun Life Assurance Company of Canada ("SLOC"), 150 King Street West, Toronto, Ontario, Canada. SLOC is a life insurance company incorporated in 1865. As of December 31, 2005, SLOC transacted business directly or through its subsidiaries and joint ventures in all of the Canadian provinces and territories, all of the United States, the District of Columbia, Puerto Rico, the Virgin Islands, Great Britain, Ireland, Hong Kong, Bermuda, Barbados, Philippines, Indonesia, China and India. SLOC is a direct wholly-owned subsidiary of SLF.

On January 4, 2005, a reorganization was completed under which most of SLOC's asset management businesses in Canada and the United States were transferred to Sun Life Financial Corp., a newly incorporated wholly-owned subsidiary of SLF. After this reorganization, the operations remaining in SLOC consist primarily of Sun Life Financial's life, health and annuities businesses in Canada, most of its life and health businesses in the United States, and all of its operations in the United Kingdom and Asia. SLOC continues to be a direct wholly-owned subsidiary of SLF. The Company and its subsidiaries are now indirect wholly-owned subsidiaries of Sun Life Financial Corp., and continue to be indirect wholly-owned subsidiaries of SLF.

On December 31, 2004, Sun Capital Advisers, Inc. ("SCA"), a registered investment adviser, was distributed in the form of a dividend to the Company's parent and became a consolidated subsidiary of the SLC - U.S. Ops Holdings. As a result of this transaction, SCA is no longer the Company's wholly-owned subsidiary. As of December 31, 2004, SCA's total assets were $8.1 million. SCA's net income was $1.9 million and $0.7 million for the years ended December 31, 2004 and 2003, respectively.

On April 19, 2005, the Company sold its interest in a consolidated VIE and recognized a gain of $6.1 million. The Company received net cash proceeds of $17.0 million and reduced consolidated assets and liabilities by $74.5 million and $63.6 million, respectively. The Company's net income for the year ended December 31, 2005 included a net loss of $0.8 million related to this VIE.

On June 30, 2004, the Company sold its interest in another consolidated VIE and recognized a gain of $9.7 million. The Company received net cash proceeds of $39.7 million and reduced consolidated assets and liabilities by $51.6 million and $21.9 million, respectively. The Company's net income related to this VIE for the year ended December 31, 2004, excluding the gain on the sale, was $7.1 million.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

GENERAL (CONTINUED)

On December 31, 2003, Keyport Life Insurance Company ("Keyport") was merged with and into the Company with the Company as the surviving entity. Prior to the merger, the Company and Keyport were both indirect wholly-owned subsidiaries of SLC - U.S. Ops Holdings. The merger had no effect on the existing rights and benefits of policyholders and contractholders from either company. The Company is licensed and authorized to write all business that was previously written by the Keyport.

The merger was accounted for under Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations." Under SFAS No. 141, transfers of net assets and exchanges of shares between entities under common control are recorded at their carrying amounts at the date of transfer. The financial statements of prior periods have been restated to give effect to the merger as of November 1, 2001, the date on which the predecessor companies came under common control.

The following summarizes the results of operations and total assets as of and for the year ended December 31, 2003 (in 000's):
	Keyport	SLUS	Surviving Entity
Total revenues	$ 893,846	$ 625,903	$ 1,519,749
Total expenditures	764,596	624,426	1,389,022
Pre-tax income	129,250	1,477	130,727

Net income	$ 76,452	$ 18,539	$ 94,991

Total Assets	$ 21,132,604	$ 22,541,772	$ 43,674,376

BASIS OF PRESENTATION

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for stockholder-owned life insurance companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries. As of December 31, 2005, the Company owned all of the outstanding shares of SLNY, Sun Life of Canada (U.S.) SPE 97-I, Inc. ("SPE 97-I"), Clarendon Insurance Agency, Inc. ("Clarendon"), SLF Private Placement Investment Company I, LLC ("Private Placement I"), Sun Parkaire Landing LLC ("Sun Parkaire"), 7101 France Avenue Manager, LLC ("France Avenue"), Independence Life and Annuity Company ("Independence Life"), and Sun Life of Canada (U.S.) Holdings General Partner LLC (the "General Partner"). During 2005, Sun Benefit Services Company, Inc., an inactive subsidiary, was dissolved.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The General Partner is the sole general partner in Sun Life of Canada (U.S.) Limited Partnership I (the "Partnership") and, as a result, the Partnership is consolidated with the results of the Company. The Partnership was established to purchase subordinated debentures issued by the Company's parent, SLC - U.S. Ops Holdings, and to issue partnership capital securities to an affiliated business trust, Sun Life of Canada (U.S.) Capital Trust I (the "Capital Trust").

In addition, the Company had consolidated a certain interest in a VIE. The consolidation of the VIE required the Company to report its minority interest relating to the equity ownership not controlled by the Company. The Company's interest in the VIE was sold on April 19, 2005.

All significant intercompany transactions have been eliminated in consolidation.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, goodwill, DAC, VOBA, the liabilities for future contract and policyholder benefits and other-than-temporary impairments of investments. Actual results could differ from those estimates.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, fixed maturity investments, mortgage loans, equity securities, off balance sheet financial instruments, debt, loan commitments and financial guarantees. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents primarily include cash, commercial paper, money market investments and short-term bank participations. All such investments have maturities of three months or less when purchased and are considered cash equivalents for purposes of reporting cash flows.

INVESTMENTS

The Company accounts for its investments in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." At the time of purchase, fixed maturity securities are classified based on intent as either held-to-maturity, trading or available-for-sale. In order for the security to be classified as held-to-maturity, the Company must have positive intent and ability to hold the securities to maturity. Securities held-to-maturity are stated at cost, adjusted for amortization of premiums and accretion of discounts. Securities that are bought and held principally for the purpose of selling them in the near term are classified as trading. Trading securities are carried at aggregate fair value with changes in unrealized gains or losses reported as a component of net investment income. Securities that do not meet the held-to-maturity or trading criterion are classified as available-for-sale. Included with available for sale fixed maturities are mortgage backed securities in the To Be Announced form, ('TBA'). The Company records these purchases on trade date and the corresponding payable is recorded as an outstanding liability in the payable for investments purchased until the settlement date of the transaction. Available-for-sale securities are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

Fair values for publicly traded securities are obtained from external market quotations. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturities repayment and liquidity characteristics. All security transactions are recorded on a trade date basis.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

The Company's accounting policy for impairment requires recognition of an other-than-temporary impairment write-down on a security if it is determined that the Company will be unable to recover all amounts due under the contractual obligation of the security. Once an impairment charge has been recorded, the Company continues to review the other-than-temporarily impaired security for additional impairment, if necessary. Other-than-temporary impairments are reported as a component of net realized investment gains (losses).

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized values net of provisions for estimated losses. Mortgage loans, which include primarily commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time that the original loan is made.

A loan is recognized as impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. Measurement of impairment is based on the present value of expected future cash flows discounted at the loan's effective interest rate, or at the loan's observable market price. A specific valuation allowance is established if the fair value of the impaired loan is less than the recorded amount. Loans are also charged against the allowance when determined to be uncollectible. The allowance is based on a continuing review of the loan portfolio, past loss experience and current economic conditions, which may affect the borrower's ability to pay. While management believes that it uses the best information available to establish the allowance, future adjustments to the allowance may become necessary if economic conditions differ from the assumptions used in making the evaluation.

Real estate investments are held for the production of income or are held-for-sale. Real estate investments held for the production of income are carried at the lower of cost adjusted for accumulated depreciation or fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally 40 to 50 years. Real estate investments held-for-sale are primarily acquired through foreclosure of mortgage loans. The cost of real estate that has been acquired through foreclosure is the estimated fair value less estimated costs to dispose at the time of foreclosure. Real estate investments are diversified by property type and geographic area throughout the United States.

Policy loans are carried at the amount of outstanding principal balance. Policy loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Investments in private equity limited partnerships are accounted for on either the cost or equity method. The equity method of accounting is used for all partnerships in which the Company has an ownership interest in excess of 3%.

The Company uses derivative financial instruments including swaps, options and futures as a means of hedging exposure to interest rate, currency and equity price risk. Derivatives are carried at fair value and changes in fair value are recorded as a component of derivative income.

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method. When an impairment of a specific investment is determined to be other-than-temporary, a realized investment loss is recorded. Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Interest income is recorded on the accrual basis. Investments are placed in a non-accrual status when management believes that the borrower's financial condition, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful. When an investment is placed in non-accrual status, all interest previously accrued is reversed against current period interest income. Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting and other costs, which vary with and are primarily related to the production of new business. Acquisition costs related to investment-type contracts, primarily deferred annuity and GICs, and universal and variable life products are deferred and amortized with interest in proportion to the present value of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits are composed of net investment income, net realized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses. This amortization is reviewed periodically and adjusted retrospectively when the Company revises actual profits and its estimate of future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments.

Although realization of DAC is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of DAC considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced.

DAC is also adjusted for amounts relating to the recognition of unrealized investment gains and losses. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income (loss). DAC was reduced by $12.8 million and $172.9 million at December 31, 2005 and 2004, respectively, to reflect unrealized gains and losses.

VALUE OF BUSINESS ACQUIRED

VOBA represents the actuarially-determined present value of projected future gross profits from policies in force at the date of their acquisition. This amount is amortized in proportion to the projected emergence of profits.

VOBA is also adjusted for amounts relating to the recognition of unrealized investment gains and losses. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income (loss). VOBA was decreased by $1.2 million and $48.2 million at December 31, 2005 and 2004, respectively, to account for unrealized investment gains and losses.

GOODWILL

Goodwill represents the difference between the purchase price paid and the fair value of the net assets acquired in connection with the acquisition of Keyport on November 1, 2001. In accordance with SFAS No. 142, "Goodwill and Other Intangible Assets," goodwill is tested for impairment on an annual basis. The Company completed the required impairment tests of goodwill and indefinite-lived intangible assets during the second quarter of 2005 and concluded that these assets were not impaired.

During 2004, the Company finalized tax periods that predated the acquisition of Keyport. In accordance with the Emerging Issues Task Force ("EITF") Issue No. 93-7, "Uncertainties Related to Income Taxes in a Purchase Business Combinations," adjustments upon resolution of income tax uncertainties that predate or result from a purchase business combination should be recorded as an increase or decrease to goodwill regardless of the time that has elapsed since the acquisition date. The Company reduced goodwill by $8.7 million in 2004 to record the difference between the estimated tax liability at the acquisition date and the final tax liability for closed tax years that predated the acquisition.

OTHER ASSETS

Property, equipment, leasehold improvements and capitalized software costs that are included in other assets are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization are calculated using the straight-line or accelerated method over the estimated useful lives of the related assets, which generally range from 3 to 10 years.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

OTHER ASSETS (CONTINUED)

Amortization of leasehold improvements is calculated using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements. Intangible assets are also included in other assets.

Intangible assets acquired primarily consist of state insurance licenses that are not subject to amortization and of intangible assets related to product rights that have a weighted-average useful life of 7 years.

POLICY LIABILITIES AND ACCRUALS

Contractholder deposit funds consist of policy values that accrue to the holders of universal life-type contracts and investment-related products such as deferred annuities, single premium whole life policies ("SPWL") and GICs. The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments and withdrawals. The liability is before the deduction of any applicable surrender charges.

Other policy liabilities include liabilities for policy and contract claims. These amounts consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. The amount reported is based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such refinements are made.

Future contract and policy benefits are liabilities for traditional life, health and stop loss products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance and disability insurance products are computed using the net level premium method based on assumptions about future investment yields, mortality, morbidity and persistency. The assumptions used are based upon the Company's experience and industry standards.

The fair values of S&P 500 Index and other equity linked embedded derivatives are produced using standard derivative valuation techniques.

Guaranteed minimum accumulation benefits or withdrawal benefits are considered to be derivatives under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are recorded at fair value through earnings. The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a 50 year projection. Policyholder assumptions are based on experience studies and industry standards.

REVENUE AND EXPENSES

Premiums for traditional individual life products are considered earned revenue when due. Premiums related to group life, stop loss and group disability insurance are recognized as earned revenue pro-rata over the contract period. The unexpired portion of these premiums is recorded as unearned premiums. Revenue from universal life-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy. For universal life-type and investment-type contracts, expenses include interest credited to policyholders' accounts and death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when the services are provided.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES

For the years ended December 31, 2005 and 2004, the Company participated in a consolidated federal income tax return with SLC - US Ops Holdings and other affiliates. For the 2003 tax year, as in prior years, the Company participated in the consolidated federal income tax return with SLC - U.S. Ops Holdings and other affiliates. For 2003, Keyport filed a separate consolidated return with an affiliate, Independence Life.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by SFAS No. 109, "Accounting for Income Taxes." These differences primarily result from policy reserves, policy acquisition expenses and unrealized gains or losses on investments.

SEPARATE ACCOUNTS

The Company has established separate accounts applicable to various classes of contracts providing for variable benefits. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts. Investment income and changes in mutual fund asset values are allocated to policyholders and therefore do not affect the operating results of the Company. Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder. The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts. The activity of the separate accounts is not reflected in the financial statements except for: (1) the fees the Company receives, which are assessed on a daily or monthly basis and recognized as revenue when assessed and earned; and (2) the activity related to the guaranteed minimum death benefit ('GMDB'), guaranteed minimum income benefit ('GMIB'), guaranteed minimum accumulation benefit ('GMAB') and guaranteed minimum withdrawal benefit ('GMWB') are reflected in the Company's consolidated financial statements.

ACCOUNTING PRONOUNCEMENTS

New Accounting Pronouncements

In November of 2005, the FASB issued FASB Staff Position ("FSP") 115-1 and 124-1 "The Meaning of Other-Than-Temporary Impairments and its Application to Certain Investments." This FSP is effective for reporting periods beginning after December 15, 2005. The FSP addresses the determination as to when an investment is considered impaired, whether that impairment is other than temporary, and the measurement of the impairment loss. The statement also includes accounting guidance for periods subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. Adoption of this FSP will not impact the methodology used by the Company to determine and measure impaired investments. See disclosure in Note 4.

In September of 2005, AICPA issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts." This SOP provides guidance on accounting by insurance companies for DAC on internal replacements other than those specifically described in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company is in the process of evaluating the provisions of the proposed SOP and its impact on the Company's financial position and results of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In May of 2005, the Financial Accounting Standards Board (the "FASB") issued FASB Statement 154 "Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3." This statement is effective for fiscal years beginning after December 15, 2005. This statement changes the requirements for the accounting and reporting of a change in accounting principle and applies to all voluntary changes in accounting principle. The statement eliminates the requirement in APB 20 to include the cumulative effect of a change in accounting in the income statement in the period of change and requires retrospective applications to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the specific period effects or the cumulative effect of the change. This statement applies to changes required by new accounting pronouncements only when the pronouncement does not include specific transition guidance. The Company will adopt this statement as required in 2006 and report any changes in accounting principle to be implemented in accordance with the requirements of the this pronouncement.

Other Accounting Pronouncements

On January 1, 2004, the Company adopted the American Institute of Certified Public Accountants' (the "AICPA") Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). The major provisions of SOP 03-1 that affect the Company require:

●	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;
●	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC; and
●	Reporting and measuring the Company's interest in its separate accounts as investments.

See Footnote 12 for additional information regarding the impact of adoption.

Effective December 31, 2003, the Company adopted the disclosure requirements of EITF Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." As a result, disclosures are required for unrealized losses on fixed maturity and equity securities accounted for under SFAS No. 115, "Accounting for Certain Investment in Debt and Equity Securities," that are classified as either available-for-sale or held-to-maturity.

The disclosure requirements include quantitative information regarding the aggregate amount of unrealized losses and the associated fair value of the investments in an unrealized loss position, segregated into time periods for which the investments have been in an unrealized loss position. EITF No. 03-1 also requires certain qualitative disclosures about holdings with unrealized losses in order to provide additional information that the Company considered in concluding that the unrealized losses were not other-than-temporary. For further discussion, see disclosures in Note 4.

In January 2003, the Financial Accounting Standards Board (the "FASB") issued Interpretation No. 46, "Consolidation of Variable Interest Entities" ("FIN No. 46"). In December 2003, the FASB issued a revised version of FIN 46 ("FIN 46R"), which incorporated a number of modifications and changes made to the original version. FIN 46R replaces the previously issued FIN No. 46 and, subject to certain special provisions, is effective no later than the first reporting period that ends after December 15, 2003 for entities considered to be special-purpose entities and no later than the end of the first reporting period that ends after March 15, 2004 for all other VIEs. Early adoption was permitted. The Company adopted FIN No. 46 and FIN 46R in the fourth quarter of 2003. Implementation of FIN No. 46 and FIN 46R resulted in the consolidation of two VIEs and increased total consolidated assets by $67.8 million at December 31, 2003. As required by FIN No. 46 and FIN 46R, the difference between the carrying amount of the assets and the fair value of the VIEs resulted in a cumulative effect of change in accounting principles, net of tax, of $7.5 million as of the date of adoption.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

The Company has a greater than or equal to 20% involvement in eight VIEs at December 31, 2005. The Company is a creditor in five trusts, two limited liability companies and one special purpose entity that were used to finance commercial mortgages, franchise receivables, auto receivables and equipment used in utility generation. The Company's maximum exposure to loss related to all of these VIEs is the investments' carrying value, which was $40.2 million and $62.8 million at December 31, 2005 and 2004, respectively. The notes mature between February 2006 and December 2035. See Note 4 for additional information with respect to leveraged leases which is not included above.

Consolidated VIE's increased total consolidated assets by $64.3 million at December 31, 2004. The liabilities included a $33.5 million note issued in June 2000. The note will mature on June 1, 2012. The interest rate on the note is the three-month LIBOR plus 1.75% for the period from June 23, 2000 to December 1, 2005 and LIBOR for the period from December 1, 2005 to June 1, 2012. The Company's interests in the VIEs were sold on April 19, 2005 and June 30, 2004. Refer to disclosures in footnote 2 for further discussion on the sale of the VIE's.

2. MERGERS, ACQUISITIONS AND DISPOSITIONS

On April 19, 2005, the Company sold its interest in a consolidated VIE and recognized a gain of $6.1 million. The Company received net cash proceeds of $17.0 million and reduced consolidated assets and liabilities by $74.5 million and $63.6 million, respectively. The Company's net income for the year ended December 31, 2005 includes a net loss of $0.8 million related to this VIE.

On December 31, 2004, SCA, a registered investment adviser and a wholly-owned subsidiary of the Company, was distributed in the form of a dividend to the Company's parent and became a consolidated subsidiary of SLC - U.S. Ops Holdings. As a result of this transaction, SCA is no longer the Company's wholly-owned subsidiary. As of December 31, 2004 and 2003, SCA's net assets were $8.1 million and $5.1 million, respectively. SCA's net income for the years ended December 31, 2004 and 2003, was $1.9 million and $0.7 million, respectively.

On June 30, 2004, the Company sold its interest in another consolidated VIE and recognized a gain of $9.7 million. The Company received net cash proceeds of $39.7 and reduced consolidated assets and liabilities by $51.6 million and $21.9 million, respectively. The Company's net income for the year ended December 31, 2004 includes net income of $7.1 million related to this VIE.

On December 31, 2003, Clarendon merged with an affiliate, Keyport Financial Services Corp ("KFSC")., with Clarendon as the surviving entity. KFSC was a wholly-owned subsidiary of Keyport.

On November 18, 2003, the Company sold its interest in its wholly-owned subsidiary, Vision Financial Corporation, for $1.5 million. A loss of approximately $1.0 million was realized on this transaction.

On April 1, 2003, Sun Life Financial Services Limited ("SLFSL"), a wholly-owned subsidiary of the Company, ceased operations and was liquidated during the fourth quarter of 2003. SLFSL served as marketing administrator for the distribution of offshore products offered by SLOC, an affiliate of the Company.

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

Below is a summary of the affiliated transactions for those affiliates that are not consolidated within the Company.

The Company and its subsidiaries have management services agreements with SLOC which provides that SLOC will furnish, as requested, certain services and facilities on a cost-reimbursement basis. Expenses under these agreements amounted to approximately $11.3 million in 2005, $24.4 million in 2004, and $73.3 million in 2003. In accordance with a management service agreement between the Company and SLOC, the Company provides personnel and certain services to SLOC, as requested. Reimbursements under this agreement, which are recorded as a reduction of other operating expenses, were approximately $170.4 million, $136.8 million and $152.2 million for the years ended December 31, 2005, 2004 and 2003, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The Company has an administrative services agreement with SLC - U.S. Ops Holdings under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which an affiliate, Massachusetts Financial Services Company ("MFS"), serves as the investment adviser, and which are offered to certain of the Company's separate accounts established in connection with the variable annuity contracts issued by the Company. Amounts received under this agreement amounted to approximately $23.4 million, $22.8 million and $21.3 million for the years ended December 31, 2005, 2004 and 2003, respectively.

The Company leases office space to SLOC under lease agreements with terms expiring in December 31, 2009 and options to extend the terms for each of twelve successive five year terms at fair market value of the fixed rent for the term, which is ending. Rent received by the Company under the leases amounted to approximately $10.6 million, $11.8 million, and $11.8 million in 2005, 2004 and 2003, respectively. Rental income is reported as a component of net investment income.

As more fully described in Note 8, the Company has been involved in several reinsurance transactions with SLOC.

In 2005, the Company declared and paid a $200.0 million dividend to its direct parent, Sun Life of Canada (U.S.) Holdings, Inc., consisting of $150.6 million in cash and $49.4 million in notes. In 2004, the Company declared and paid cash dividends in the amount of $150.0 million and transferred via dividend its ownership of SCA valued at $6.6 million to its parent, SLC - U.S. Ops Holdings. The Company did not make any dividend payments in 2003.

On December 31, 2004, the Company received a $60.0 million capital contribution from its parent, SLC - U.S. Ops Holdings.

In 2004, the employees of the Company became participants in a restricted share unit ("RSU") plan with its indirect parent, SLF. Under the RSU plan, participants are granted units that are equivalent to one common share of SLF stock and have a fair market value of a common share of SLF stock on the date of grant. RSUs earn dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock. The redemption value, upon vesting, is the fair market value of an equal number of common shares of SLF stock. The Company incurred expenses of $7.0 million and $4.1 million relating to RSUs for the years ended December 31, 2005 and 2004, respectively.

In 2004, the employees of the Company became participants in a performance share unit ("PSU") plan with its indirect parent, SLF. Under the PSU plan, participants are granted units that are the equivalent to one SLF common share and have a fair market value of a SLF common share on the date of grant. PSUs earn dividend equivalents in the form of additional PSUs at the same rate as the dividends on SLF's common shares. No PSUs will vest or become payable unless SLF meets certain threshold targets with respect to specified performance targets. The plan provides for an enhanced payout if SLF achieves superior levels of performance to motivate participants to achieve a higher return for shareholders. Payments to participants are based on the number of PSUs earned multiplied by the market value of SLF's common shares at the end of a three-year performance period. The Company incurred expenses of $0.7 million and $0.3 million relating to PSUs for the years ended December 31, 2005 and 2004, respectively.

In 2005, the Company recorded a tax benefit of $7.0 million through paid-in-capital for stock options issued to employees of the Company during 2001 through 2005. The $7.0 million tax benefit is comprised of a $2.5 million tax benefit on expenses accrued at its indirect parent, SLF, and a $4.5 million adjustment to record the excess tax benefit over the recorded book expense for stock options exercised.

In 2003, the Company sold a $100.0 million note from MFS, an affiliate, to another affiliate, Sun Life (Hungary) Group Financing Limited Liability Company ("Sun Life (Hungary) LLC"), for approximately $109.1 million. The note was sold at a gain of $9.1 million.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

On July 25, 2002, the Company issued a $380.0 million promissory note at 5.76% and an $80 million promissory note at 5.71%, both maturing June 30, 2012 to an affiliate, Sun Life (Hungary) LLC. The Company pays interest semi-annually to Sun Life (Hungary) LLC. The Company expensed $26.5 million for interest on these promissory notes for each of the years ended December 31, 2005, 2004 and 2003, respectively. The proceeds of the notes were used to purchase fixed rate government and corporate bonds.

At December 31, 2005 and 2004, the Company had $565.0 million of surplus notes issued to Sun Life Financial (U.S.) Finance, Inc., an affiliate of the Company. The Company expensed $42.6 million for interest on these surplus notes for each of the years ended December 31, 2005, 2004 and 2003, respectively.

At December 31, 2005 and 2004 the Company, through the Partnership, had $600 million of 8.526% partnership capital securities issued to the Capital Trust. The Company expensed $51.2 million for interest on these partnership capital securities for each of the years ended December 31, 2005, 2004 and 2003, respectively.

At December 31, 2005 and 2004 the Company, through the Partnership, owned $600 million of 8.526% subordinated notes issued by its parent, Sun Life of Canada (U.S.) Holdings, Inc. Interest earned on these notes was $51.2 million for each of the years ended December 31, 2005, 2004 and 2003, respectively.

In 2004 and 2003, the Company purchased a total of $140.0 million in promissory notes from MFS. The interest rates on these notes range from 2.988% to 3.512% and the terms are from 3-5 years. Interest earned for the years ended December 31, 2005, 2004 and 2003 was $4.2 million, $4.0 million and $0.6 million, respectively. As of December 31, 2005, the Company sold and transferred these notes to affiliates. On December 31, 2005, the Company sold notes with a par value of $90.0 million to an affiliate, Sun Life (Hungary) LLC, and recognized a loss of $3.3 million. On September 23, 2005, the Company transferred notes with a par value of $50.0 million to the Company's direct parent, Sun Life of Canada (U.S.) Holdings, Inc. as a dividend. The Company recognized a loss of $0.6 million on the transfer of the notes to Sun Life of Canada (U.S.) Holdings, Inc.

During the years ended December 31, 2005, 2004 and 2003, the Company paid $23.2 million, $35.0 million and $14.6 million, respectively, in commission fees to an affiliate, Sun Life Financial Distributors, Inc., ("SLFD"). In addition, the Company received fee income for administrative services provided to SLFD of $7.1 million, $5.9 million and $3.7 million for the years ended December 31, 2005, 2004 and 2003, respectively.

During the years ended December 31, 2005, 2004 and 2003, the Company paid $25.1 million, $45.1 million and $64.5 million, respectively, in commission fees to Independence Financial Marketing Group, Inc. ("IFMG"), an affiliate.

The Company has an administrative services agreement with SCA under which the Company provides administrative services with respect to certain open-end management investment companies for which SCA serves as the investment adviser, and which are offered to certain of the Company's separate accounts established in connection with the variable contracts issued by the Company. Amounts received under this agreement amounted to approximately $2.4 million for the year ended December 31, 2005. SCA was no longer a consolidated entity in 2005.

The Company paid $16.4 million for the year ended December 31, 2005, in investment management services fees to SCA, an affiliate and registered investment adviser, on a cost-reimbursement basis.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

On June 3, 2005, the Company entered into a Terms Agreement (the "Terms Agreement") with its affiliates Sun Life Financial Global Funding, L.P. (the "Issuer"), Sun Life Financial Global Funding, U.L.C. (the "ULC") and Sun Life Financial Global Funding, L.L.C. (the "LLC"), and with Citigroup Global Markets, Inc. ("Citigroup"), Morgan Stanley & Co. Incorporated ("Morgan Stanley"), Banc of America Securities LLC, Credit Suisse First Boston LLC, J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets Corporation (each, an "Initial Purchaser" and collectively, the "Initial Purchasers"), in connection with the offer and sale by the Issuer of $600.0 million of Series 2005-1 Floating Rate Notes due 2010 (the "First Tranche Notes"). The payment obligations of the Issuer under the First Tranche Notes are unconditionally guaranteed by the LLC pursuant to a guarantee (the "Secured Guarantee") dated as of June 10, 2005, and the obligations of the LLC under the Secured Guarantee are secured by a floating rate funding agreement issued by the Company to the LLC on the same date. In addition, the Company issued a $100.0 million floating rate demand note payable to the LLC on the same date. The Terms Agreement incorporates by reference the provisions of a Purchase Agreement dated as of November 11, 2004 (the "Purchase Agreement") by and among the Issuer, the ULC, the LLC, the Company and all of the Initial Purchasers. Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify each Initial Purchaser against certain securities law liabilities related to the offering of the First Tranche Notes. The Company expensed $2.3 million for interest on the demand note for the year ended December 31, 2005.

On June 29, 2005, the Company entered into a Second Terms Agreement (the "Second Terms Agreement") with the Issuer, the ULC, the LLC, Citigroup and Morgan Stanley, in connection with the offer and sale by the Issuer of $300.0 million of Series 2005-1-2 Floating Rate Notes due 2010 (the "Second Tranche Notes"). The payment obligations of the Issuer under the Second Tranche Notes are unconditionally guaranteed by the LLC pursuant to the Secured Guarantee, and the obligations of the LLC under the Secured Guarantee with respect to the Second Tranche Notes are secured by a floating rate funding agreement issued by the Company to the LLC on July 5, 2005. The Second Terms Agreement incorporates by reference the provisions of the Purchase Agreement. Pursuant to these incorporated provisions, the Company has agreed, among other things, to indemnify Citigroup and Morgan Stanley, against certain securities law liabilities related to the offering of the Second Tranche Notes.

The Company has entered into two interest rate swap agreements with the LLC with an aggregate notional amount of $900.0 million that effectively convert the floating rate payment obligations under the funding agreement to fixed rate obligations.

Management believes inter-company revenues and expenses are calculated on a reasonable basis; however, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis.

The following table lists the details of notes due to affiliates at December 31, 2005 (in 000's):

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/27	$ 250,000	$ 21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/27	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/15	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/15	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/27	7,500	461
Sun Life (Hungary) LLC	Promissory	5.760%	06/30/12	380,000	21,888
Sun Life (Hungary) LLC	Promissory	5.710%	06/30/12	80,000	4,568
Sun Life Financial Global Funding, L.L.C.	Demand	LIBOR plus 35		100,000	2,279

				$ 1,125,000	$ 71,318

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS

Fixed Maturities

The amortized cost and fair value of fixed maturities at December 31, 2005, was as follows:

		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Available-for-sale fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 5,234,792	$ 40,958	$ (74,124)	$ 5,201,626
Foreign Government & Agency Securities	86,360	2,965	(64)	89,261
States & Political Subdivisions	742	24	-	766
U.S. Treasury & Agency Securities	449,877	4,773	(4,286)	450,364

Corporate securities:
Basic Industry	228,782	6,192	(3,384)	231,590
Capital Goods	602,974	20,310	(4,507)	618,777
Communications	1,285,638	32,582	(24,476)	1,293,744
Consumer Cyclical	1,321,417	16,741	(62,470)	1,275,687
Consumer Noncyclical	548,636	16,985	(6,206)	559,415
Energy	445,207	15,281	(2,225)	458,264
Finance	3,167,168	50,719	(28,844)	3,189,043
Industrial Other	246,421	9,913	(1,029)	255,305
Technology	49,288	853	(1,127)	49,014
Transportation	409,812	17,786	(7,739)	419,859
Utilities	1,543,713	54,264	(13,544)	1,584,433
Total Corporate	9,849,056	241,626	(155,551)	9,935,131

Total available-for-sale fixed maturities	$ 15,620,827	$ 290,346	$ (234,025)	$ 15,677,148

Held-to-maturity fixed maturities:
Sun Life of Canada (U.S.) Holdings, Inc.,
8.526% subordinated debt, due 2027	$ 600,000	$ 45,755	$ -	$ 645,755

Total held-to-maturity fixed maturities	$ 600,000	$ 45,755	$ -	$ 645,755

	Amortized	Gross	Gross	Estimated
	Cost	Gains	Losses	Fair Values
Trading fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 209,548	$ 1,915	$ (3,776)	$ 207,687
Foreign Government & Agency Securities	19,516	-	(136)	19,380

Corporate securities:
Basic Industry	8,649	783	-	9,432
Capital Goods	15,651	751	-	16,402
Communications	343,647	3,607	(8,542)	338,712
Consumer Cyclical	246,522	2,615	(6,160)	242,977
Consumer Noncyclical	84,411	712	(2,370)	82,753
Energy	27,675	3,187	-	30,862
Finance	713,043	13,996	(8,285)	718,754
Industrial Other	47,464	798	(928)	47,334
Technology	3,801	82	-	3,883
Transportation	60,950	2,588	(4,696)	58,842
Utilities	201,885	8,244	(2,299)	207,830
Total Corporate	1,753,698	37,363	(33,280)	1,757,781

Total trading fixed maturities	$ 1,982,762	$ 39,278	$ (37,192)	$ 1,984,848

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

The amortized cost and fair value of fixed maturities at December 31, 2004, was as follows:

		Gross	Gross	Estimated
	Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
Available-for-sale fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 5,250,374	$ 106,024	$ (33,560)	$ 5,322,838
Foreign Government & Agency Securities	99,771	4,789	(21)	104,539
States & Political Subdivisions	1,212	50	-	1,262
U.S. Treasury & Agency Securities	573,446	12,539	(1,174)	584,811
Subordinated notes from affiliate	140,000	-	-	140,000

Corporate securities:
Basic Industry	298,352	16,577	(1,649)	313,280
Capital Goods	667,459	38,995	(1,429)	705,025
Communications	1,428,598	61,135	(7,811)	1,481,922
Consumer Cyclical	1,341,480	51,605	(2,935)	1,390,150
Consumer Noncyclical	512,153	30,345	(367)	542,131
Energy	527,782	27,370	(711)	554,441
Finance	2,979,627	92,043	(14,145)	3,057,525
Industrial Other	311,829	11,198	(1,522)	321,505
Technology	57,867	2,774	(569)	60,072
Transportation	526,567	25,104	(9,549)	542,122
Utilities	1,490,795	83,231	(2,662)	1,571,364
Total Corporate	10,142,509	440,377	(43,349)	10,539,537

Total available-for-sale fixed maturities	$ 16,207,312	$ 563,779	$ (78,104)	$16,692,987

Held-to-maturity fixed maturities:
Sun Life of Canada (U.S.) Holdings, Inc.,
8.526% subordinated debt, due 2027	$ 600,000	$ 89,132	$ -	$ 689,132

Total held-to-maturity fixed maturities	$ 600,000	$ 89,132	$ -	$ 689,132

	Amortized	Gross	Gross	Estimated
	Cost	Gains	Losses	Fair Values
Trading fixed maturities:
Asset Backed and Mortgage Backed Securities	$ 121,729	$ 4,427	$ (1,051)	$ 125,105
Foreign Government & Agency Securities	6,313	711	(11)	7,013

Corporate securities:
Basic Industry	31,844	2,363	-	34,207
Capital Goods	48,839	2,939	-	51,778
Communications	177,288	10,753	(300)	187,741
Consumer Cyclical	198,733	10,684	(159)	209,258
Consumer Noncyclical	23,344	1,209	(13)	24,540
Energy	35,714	4,987	-	40,701
Finance	453,387	25,198	(973)	477,612
Industrial Other	46,089	3,034	(189)	48,934
Technology	3,802	302	-	4,104
Transportation	63,291	5,453	(3,107)	65,637
Utilities	198,245	16,154	(1)	214,398
Total Corporate	1,280,576	83,076	(4,742)	1,358,910

Total trading fixed maturities	$ 1,408,618	$ 88,214	$ (5,804)	$ 1,491,028

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

The amortized cost and estimated fair value by maturity periods for fixed maturity investments are shown below. Actual maturities may differ from contractual maturities on asset-backed securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2005
	Amortized Cost	Estimated Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$ 453,294	$ 453,070
Due after one year through five years	2,529,687	2,535,451
Due after five years through ten years	4,333,947	4,350,783
Due after ten years	3,069,107	3,136,218
Subtotal - Maturities available-for-sale	10,386,035	10,475,522
Asset-backed securities	5,234,792	5,201,626
Total Available-for-sale	$ 15,620,827	$ 15,667,148

Maturities of trading fixed securities:
Due in one year or less	$ 89,749	$ 90,981
Due after one year through five years	503,839	505,854
Due after five years through ten years	994,999	984,407
Due after ten years	184,627	195,920
Subtotal - Maturities of trading	1,773,214	1,777,162
Asset-backed securities	209,548	207,686
Total Trading	$ 1,982,762	$ 1,984,848

Maturities of held-to-maturity fixed securities:
Due after ten years	$ 600,000	$ 645,755

Gross gains of $61.0 million, $152.5 million and $196.4 million and gross losses of $38.9 million, $45.4 million and $44.9 million were realized on the voluntary sale of fixed maturities for the years ended December 31, 2005, 2004 and 2003, respectively.

Fixed maturities with an amortized cost of approximately $10.9 million and $10.9 million at December 31, 2005 and 2004, respectively, were on deposit with federal and state governmental authorities as required by law.

The Company had unfunded commitments with respect to funding of limited partnerships of approximately $71.3 million and $91.1 million at December 31, 2005 and 2004, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

As of December 31, 2005 and 2004, 94.7% and 95.7%, respectively, of the Company's fixed maturities were investment grade. Investment grade securities are those that are rated "BBB" or better by nationally recognized statistical rating organizations. During 2005, 2004 and 2003, the Company incurred realized losses totaling $29.7 million, $32.5 million and $62.8 million, respectively, for other-than-temporary impairment of value of some of its fixed maturities after determining that not all of the unrealized losses were temporary in nature.

The Company has discontinued accruing income on several of its holdings for issuers that are in default. The termination of accrual accounting on these holdings reduced previously accrued income by $1.7 million, $7.0 million and $10.1 million for the years ended December 31, 2005, 2004 and 2003, respectively. The fair market value of these investments was $24.4 million, $29.8 million and $80.8 million for the years ended December 31, 2005, 2004 and 2003, respectively.

The following table provides the fair value and gross unrealized losses of the Company's available-for-sale fixed maturities investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that individual securities have been in an unrealized loss position, at December 31, 2005:
	Less Than Twelve Months		Twelve Months Or More	Total
Corporate Securities
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 62,351	$ (1,334)	$ 47,710	$ (2,050)	$ 110,061	$ (3,384)
Capital Goods	37,622	(476)	172,069	(4,031)	209,691	(4,507)
Communications	207,469	(12,291)	284,749	(12,185)	492,218	(24,476)
Consumer Cyclical	475,628	(31,554)	352,308	(30,916)	827,936	(62,470)
Consumer Noncyclical	82,655	(3,602)	116,271	(2,604)	198,926	(6,206)
Energy	44,087	(739)	56,103	(1,486)	100,190	(2,225)
Finance	754,646	(13,576)	685,785	(15,268)	1,440,431	(28,844)
Industrial Other	12,450	(535)	17,657	(494)	30,107	(1,029)
Technology	18,971	(829)	6,703	(298)	25,674	(1,127)
Transportation	64,664	(2,987)	95,889	(4,752)	160,553	(7,739)
Utilities	138,031	(3,438)	444,299	(10,106)	582,330	(13,544)

Total Corporate	1,898,574	(71,361)	2,279,543	(84,190)	4,178,117	(155,551)

Non-Corporate
Asset Backed and Mortgage Backed Securities	1,965,773	(43,011)	1,240,823	(31,113)	3,206,596	(74,124)
Foreign Government & Agency Securities	1,002	(3)	19,118	(61)	20,120	(64)
U.S. Treasury & Agency Securities	56,051	(633)	216,469	(3,653)	272,520	(4,286)

Total Non-Corporate	2,022,826	(43,647)	1,476,410	(34,827)	3,499,236	(78,474)

Grand Total	$ 3,921,400	$ (115,008)	$ 3,755,953	$ (119,017)	$ 7,677,353	$ (234,025)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

The following table provides the fair value and gross unrealized losses of the Company's available-for-sale fixed maturities investments, which were deemed to be temporarily impaired, aggregated by investment category, industry sector and length of time that individual securities have been in an unrealized loss position, at December 31, 2004:
	Less Than Twelve Months		Twelve Months Or More	Total
Corporate Securities
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Basic Industry	$ 30,787	$ (461)	$ 23,104	$ (1,188)	$ 53,891	$ (1,649)
Capital Goods	119,885	(938)	14,733	(491)	134,618	(1,429)
Communications	196,250	(4,153)	83,702	(3,658)	279,952	(7,811)
Consumer Cyclical	221,428	(2,478)	10,620	(457)	232,048	(2,935)
Consumer Noncyclical	60,192	(367)	-	-	60,192	(367)
Energy	26,575	(372)	7,100	(339)	33,675	(711)
Finance	693,913	(8,606)	146,825	(5,539)	840,738	(14,145)
Industrial Other	95,881	(938)	20,346	(584)	116,227	(1,522)
Technology	25,431	(569)	-	-	25,431	(569)
Transportation	39,596	(367)	95,630	(9,182)	135,226	(9,549)
Utilities	209,995	(1,965)	33,919	(697)	243,914	(2,662)

Total Corporate	1,719,933	(21,214)	435,979	(22,135)	2,155,912	(43,349)

Non-Corporate
Asset Backed and Mortgage Backed Securities	1,358,934	(11,026)	283,699	(22,534)	1,642,633	(33,560)
Foreign Government & Agency Securities	2,459	(21)	-	-	2,459	(21)
U.S. Treasury & Agency Securities	233,308	(1,174)	-	-	233,308	(1,174)

Total Non-Corporate	1,594,701	(12,221)	283,699	(22,534)	1,878,400	(34,755)

Grand Total	$ 3,314,634	$ (33,435)	$ 719,678	$ (44,669)	$ 4,034,312	$ (78,104)

The Company has a comprehensive process in place to identify potential problem securities that could have an impairment that is other-than-temporary. At the end of each quarter, all securities with an unrealized loss for more than six months are reviewed. An analysis is undertaken to determine whether this decline in market value is other-than-temporary. The Company's process focuses on issuer operating performance and overall industry and market conditions. Any deterioration in operating performance is assessed relative to the impact on financial ratios including leverage and coverage measures specific to an industry and relative to any investment covenants.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

The Company's analysis also assesses each issuer's ability to service its debts in a timely fashion, the length of time the security has been in an unrealized loss position, rating agency actions, and any other key developments as well as the Company's intention, if any, to dispose of its position. The Company has a Credit Committee that includes members from its investment, finance and actuarial functions. The committee meets and reviews the results of the Company's impairment analysis on a quarterly basis.

The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2005 (not in thousands):
	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities

Basic Industry	17	7	24
Capital Goods	6	18	24
Communications	46	44	90
Consumer Cyclical	71	40	111
Consumer Noncyclical	23	18	41
Energy	9	14	23
Finance	113	81	194
Industrial Other	1	6	7
Technology	2	1	3
Transportation	17	43	60
Utilities	32	42	74

Total Corporate	337	314	651

Non-Corporate
Asset Backed and Mortgage Backed Securities	696	353	1,049
Foreign Government & Agency Securities	1	2	3
U.S. Treasury & Agency Securities	16	32	48

Total Non-Corporate	713	387	1,100

Grand Total	1,050	701	1,751

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

The following table provides the number of securities with gross unrealized losses, which were deemed to be temporarily impaired, at December 31, 2004 (not in thousands):
	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months Or More	Total Number of Securities
Corporate Securities

Basic Industry	6	2	8
Capital Goods	6	6	12
Communications	18	11	29
Consumer Cyclical	20	1	21
Consumer Noncyclical	8	0	8
Energy	4	2	6
Finance	62	14	76
Industrial Other	5	3	8
Technology	1	0	1
Transportation	36	31	67
Utilities	15	7	22

Total Corporate	181	77	258

Non-Corporate
Asset Backed and Mortgage Backed Securities	278	91	369
Foreign Government & Agency Securities	2	0	2
U.S. Treasury & Agency Securities	27	0	27

Total Non-Corporate	307	91	398

Grand Total	488	168	656

Mortgage Loans and Real Estate

The Company invests in commercial first mortgage loans and real estate throughout the United States. Investments are diversified by property type and geographic area. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time that the original loan is made. Real estate investments classified as held-for-sale have been obtained primarily through foreclosure.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

Mortgage Loans and Real Estate (continued)

The carrying value of mortgage loans and real estate investments, net of applicable reserves and accumulated depreciation, was as follows:

	December 31,
	2005	2004

Total mortgage loans	$ 1,739,370	$ 1,465,896

Real estate:
Held-for-sale	-	628
Held for production of income	170,510	167,511
Total real estate	$ 170,510	$ 168,139

Accumulated depreciation on real estate was $23.0 million and $19.1 million at December 31, 2005 and 2004, respectively.

The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, values are impaired or values are impaired but mortgages are performing, appropriate allowances for losses have been made. The Company has restructured mortgage loans, impaired mortgage loans and impaired-but-performing mortgage loans totaling $12.6 million and $16.5 million at December 31, 2005 and 2004, respectively, against which there are allowances for losses of $6.3 million and $7.6 million, respectively.

Activity for the investment valuation allowances was as follows:

	Balance at			Balance at
	January 1,	Additions	Subtractions	December 31,
2005
Mortgage loans	$ 7,646	$ 800	$ (2,174)	$ 6,272

2004
Mortgage loans	$ 6,365	$ 1,530	$ (249)	$ 7,646

Mortgage loans and real estate investments comprise the following property types and geographic regions at December 31:

	2005	2004
Property Type:
Office building	$ 703,927	$ 620,273
Residential	87,874	89,831
Retail	751,041	619,021
Industrial/warehouse	264,567	237,020
Other	108,743	75,536
Valuation allowances	(6,272)	(7,646)
Total	$ 1,909,880	$ 1,634,035

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

	2005	2004
Geographic region:

Alabama	$ 8,070	$ 408
Arizona	48,113	45,753
California	144,829	137,387
Colorado	33,238	33,096
Connecticut	30,026	32,973
Delaware	15,194	15,847
Florida	140,592	116,327
Georgia	80,802	78,360
Illinois	23,118	10,473
Indiana	19,950	16,203
Kentucky	25,623	15,015
Louisiana	32,186	21,531
Maryland	64,724	57,323
Massachusetts	142,421	137,535
Michigan	6,799	8,719
Minnesota	53,157	46,341
Missouri	34,567	32,323
Nebraska	7,948	5,368
Nevada	7,509	8,055
New Jersey	36,042	31,943
New Mexico	7,386	7,633
New York	240,390	232,312
North Carolina	43,111	39,831
Ohio	128,525	93,896
Oregon	11,968	6,391
Pennsylvania	118,709	102,767
Tennessee	32,430	26,714
Texas	211,889	136,237
Utah	29,718	28,528
Virginia	17,386	18,378
Washington	73,326	68,389
Wisconsin	19,494	4,658
All other	26,912	24,967
Valuation allowances	(6,272)	(7,646)
Total	$ 1,909,880	$ 1,634,035

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

At December 31, 2005, scheduled mortgage loan maturities were as follows:

2006	$ 11,745
2007	52,697
2008	45,809
2009	42,455
2010	72,676
Thereafter	1,513,988
Total	$ 1,739,370

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

The Company has made commitments of mortgage loans on real estate and other loans into the future. The outstanding commitments for these mortgages amount to $115.8 million and $54.0 million at December 31, 2005 and 2004, respectively.

During 2004 and 2003, the Company sold commercial mortgage loans in securitization transactions. The mortgages were primarily sold to qualified special purpose entities that were established for the purpose of purchasing the assets and issuing trust certificates. In these transactions, the Company retained investment tranches, which are considered available-for-sale securities, in addition to servicing rights. The securitizations are structured so that investors have no recourse to the Company's other assets for failure of debtors to pay when due. The value of the Company's retained interests are subject to credit and interest rate risk on the transferred financial assets. The Company recognized pre-tax gains of $3.0 million and $24.6 million for its 2004 and 2003 securitization transactions, respectively. The Company did not sell any commercial mortgage loans in securitization transactions in 2005.

The tranches retained through the 2004 securitization, were considered interest only strips ("I/O"). Key economic assumptions used in measuring the retained interests at the date of securitization resulting from securitizations completed during the year ended December 31, 2004 were as follows:

	Exeter I/O	Fairfield I/O

Prepayment speed	-	-
Weighted average life in years	5.72-5.92	2.89-8.74
Expected credit losses	-	-
Residual cash flows discount rate	4.80%-4.84%	4.43%-5.28%
Treasury rate interpolated for average life	3.35%-3.39%	3.18%-4.03%
Spread over treasuries	1.45%	1.25%
Duration in years	6.64-10.14	1.45-4.92

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions at December 31, 2005 were as follows:

	Exeter I/O	Fairfield I/O
Amortized cost of retained
Interests	$ 775	$ 719
Fair value of retained interests	841	674
Weighted average life in years	2.32-2.96	1.00-4.36

Expected Credit Losses
Fair value of retained interest as a result of a .20% of adverse change	785	621
Fair value of retained interest as a result of a .30% of adverse change	757	595

Residual Cash flows Discount Rate
Fair value of retained interest as a result of a 10% of adverse change	839	672
Fair value of retained interest as a result of a 20% of adverse change	837	670

The outstanding principal amount of the securitized commercial mortgage loans was $873.2 million at December 31, 2005, none of which were 60 days or more past due. There were no net credit losses incurred relating to the securitized commercial mortgage loans at the dates of securitization through December 31, 2005.

The tranches retained through the 2003 securitization were subordinated secured notes. Key economic assumptions used in measuring the retained interests at the dates of securitizations completed during the year ended December 31, 2003 were as follows:

Commercial Mortgages

Prepayment speed	-
Weighted average life in years	14.123-14.84
Expected credit losses	-
Residual cash flows discount rate	5.65%-5.92%
Treasury rate interpolated for average life	4.37%-4.40%
Spread over treasuries	1.28%-1.52%
Duration in years	20.46-20.66

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

Key economic assumptions and the sensitivity of the current fair value of cash flows in those assumptions at December 31, 2005 were as follows:

Commercial Mortgages
Amortized cost of retained
Interests	$ 15,511
Fair value of retained interests	17,538
Weighted average life in years	13.69-14.10

Expected Credit Losses
Fair value of retained interest as a result of a .20% of adverse change	17,528
Fair value of retained interest as a result of a .30% of adverse change	17,522

Residual Cash flows Discount Rate
Fair value of retained interest as a result of a 10% of adverse change	16,868
Fair value of retained interest as a result of a 20% of adverse change	16,231

The outstanding principal amount of the securitized commercial mortgage loans was $363.9 million at December 31, 2005, none of which were 60 days or more past due. There were no net credit losses incurred relating to the securitized commercial mortgage loans at the date of securitization through December 31, 2005.

Securities Lending

The Company is engaged in certain securities lending transactions, which require the borrower to provide collateral on a daily basis, in amounts in excess of 102% of the fair value of the applicable securities loaned. The Company maintains effective control over all loaned securities and, therefore, continues to report such loaned securities as fixed maturities in its consolidated balance sheet.

Cash collateral received on securities lending transactions is reflected in other invested assets with an offsetting liability recognized in other liabilities for the obligation to return the collateral. The fair value of collateral held and included in other invested assets was $495.7 million and $735.7 million at December 31, 2005 and 2004, respectively.

Leveraged Leases

The Company is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased for a term of 9.78 years. During 2001, the lease term was extended until 2010. The Company's equity investment in this VIE represented 8.33% of the partnership that provided 22.9% of the purchase price of the equipment. The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment, and is non-recourse to the Company. At the end of the lease term, the master lessee may exercise a fixed price purchase option to purchase the equipment. The leveraged lease is included as a part of other invested assets.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

The Company's net investment in the leveraged lease is composed of the following elements:

	Year ended December 31,
	2005	2004
Lease contract receivable	$ 25,914	$ 31,803
Less: non-recourse debt	(1,410)	(1,415)
Net Receivable	24,504	30,388
Estimated value of leased assets	21,420	21,420
Less: unearned and deferred income	(9,178)	(11,928)
Investment in leveraged leases	36,746	39,880
Less: fees	(138)	(138)
Net investment in leveraged leases	$ 36,608	$ 39,742

Derivatives

The Company uses derivative financial instruments for risk management purposes to hedge against specific interest rate risk, to alter investment rate exposures arising from mismatches between assets and liabilities, and to minimize the Company's exposure to fluctuations in interest rates, foreign currency exchange rates and general market conditions. The Company does not hold or issue any derivative instruments for trading purposes.

As a component of its investment strategy and to reduce its exposure to interest rate risk, the Company utilizes interest rate swap agreements. Interest rate swap agreements are agreements to exchange with a counter-party interest rate payments of differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) as an economic hedge against interest rate changes. No cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counter-party at each interest payment date. The net payment is recorded as a component of derivative income (loss). Because the underlying principal is not exchanged, the Company's maximum exposure to counter-party credit risk is the difference in payments exchanged. The fair value of swap agreements is included with derivative instruments - receivable (positive position) or derivative instruments - payable (negative position) in the accompanying balance sheet.

The Company utilizes payer swaptions to hedge exposure to interest rate risk. Swaptions give the buyer the option to enter into an interest rate swap per the terms of the original swaption agreement. A premium is paid on settlement date and no further cash transactions occur until the positions expire. The swaptions have a physical settlement at expiration for which an interest rate swap becomes effective. Swaptions are carried at fair value which is included in derivative instruments - receivable (positive position) in the accompanying balance sheet and the change in value is offset to derivative income.

The Company utilizes over-the-counter ("OTC") put options and exchange traded futures on the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") ("S&P", "S&P 500", and "Standard & Poor's" are trademarks of The McGraw Hill Companies, Inc. and have been licensed for use by the Company) and other indexes to hedge against stock market exposure inherent in the mortality and expense risk charges and GMDB and living benefit features of the Company's variable annuities. The Company also purchases OTC call options on the S&P 500 Index to economically hedge its obligation under certain fixed annuity contracts. Options are carried at fair value and are included with derivative instruments - receivable in the Company's balance sheet.

Standard & Poor's indexed futures contracts are entered into for purposes of hedging equity-indexed products. The interest credited on these 1, 5, 7 and 10 year term products is based on the changes in the S&P 500 Index. On trade date, an initial cash margin is exchanged. Daily cash is exchanged to settle the daily variation margin and the offset is recorded in derivative income.

The Company issued annuity contracts and GICs that contain a derivative instrument that is "embedded" in the contract. Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract or GIC) and is carried at fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

From the second quarter in 2000 until the second quarter in 2002, the Company marketed GICs to unrelated third parties. Each transaction is highly-individualized but typically involves the issuance of foreign currency denominated contracts backed by cross currency swaps or equity-linked cross currency swaps. The combination of the currency swaps with interest rate swaps allows the Company to lock in U.S. dollar fixed rate payments for the life of the contract.

Included in derivative gains (losses) are gains on the translation of foreign currency denominated GIC liabilities of $197.1 million for the year ended December 31, 2005, and losses of ($83.3) million and ($158.6) million for the years ended December 31, 2004 and 2003, respectively.

Beginning in the second quarter 2005, the Company marketed GICs to unrelated third parties and entered into funding agreements and interest rate swaps as part of this guaranteed investment program. The interest rate swaps allow the Company to lock in U.S. dollar fixed rate payments for the life of the contracts.

The Company does not employ hedge accounting. The Company believes that its derivatives provide economic hedges and the cost of formally documenting hedge effectiveness in accordance with the provisions of SFAS No.133, "Accounting for Derivative Instruments," is not justified. As a result, all changes in the fair value of derivatives are recorded in the current period operations as a component of derivative income.

Net derivative income (loss) for the years ended December 31 consisted of the following:
	2005	2004	2003
Net expense on swap agreements	$ (64,915)	$ (62,514)	$ (87,721)
Change in fair value of swap agreements (interest rate, currency, and equity)	101,320	(43,977)	197,506
Change in fair value of options, futures and embedded derivatives	(19,931)	8,072	(312,985)
Total derivative income (losses)	$ 16,474	$ (98,419)	$ (203,200)

The Company is required to pledge and receive collateral for open derivative contracts. The amount of collateral required is determined by agreed upon thresholds with the counter-parties. The Company currently pledges cash and U.S. Treasury bonds to satisfy this collateral requirement. At December 31, 2005 and 2004, $35.6 million and $33.6 million, respectively, of fixed maturities were pledged as collateral and are included with fixed maturities.

The Company's underlying notional or principal amounts associated with open derivatives positions were as follows for the years ended December 31:

	2005
	Notional	Fair Value
	Principal	Asset (Liability)
	Amounts

Interest rate swaps	$ 6,764,984	$ (115,333)
Currency swaps	534,916	116,070
Equity swaps	181,334	29,463
Currency forwards	2,571	(2,079)
Credit Default Swaps	10,000	(3)
Futures	745,009	(1,724)
Swaptions	2,500,000	8,979
S&P 500 index call options	3,410,279	225,243
S&P 500 index put options	1,160,202	29,566

Total	$ 15,309,295	$ 290,182

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

4. INVESTMENTS (CONTINUED)

	2004
	Notional	Fair Value
	Principal	Asset (Liability)
	Amounts

Interest rate swaps	$ 5,948,576	$ (212,661)
Currency swaps	805,849	290,776
Equity swaps	250,207	28,254
Currency forwards	1,547	(81)
S&P 500 index call options	2,986,757	188,481
S&P 500 index put options	1,217,980	42,858

Total	$ 11,210,916	$ 337,627

5. NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains (losses) arose from sale of the following security types for the years ended December 31:

	2005	2004	2003

Fixed maturities	$ 21,873	$ 108,603	$ 159,474
Equity securities	(6)	3,375	(1,465)
Mortgage and other loans	614	858	25,528
Real estate	318	-	3,862
Other invested assets	12,741	(1,601)	4,800
Other than temporary declines	(29,707)	(32,494)	(62,834)
Gains on impaired assets	11,092	17,333	4,720

Total	$ 16,925	$ 96,074	$ 134,085

6. NET INVESTMENT INCOME

Net investment income consisted of the following for the years ended December 31:

	2005	2004	2003

Fixed maturities	$ 921,803	$ 1,030,973	$ 1,114,949
Mortgage and other loans	103,253	83,986	76,259
Real estate	11,047	11,615	6,952
Policy loans	37,595	42,821	43,335
Other	55,245	(19,715)	(20,364)
Gross investment income	1,128,943	1,149,680	1,221,131
Less: Investment expenses	16,414	15,423	12,381
Net investment income	$ 1,112,529	$ 1,134,257	$ 1,208,750

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosure about Fair Value of Financial Instruments," excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements. The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company. Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

	2005		2004
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Cash and cash equivalents	$ 347,654	$ 347,654	$ 552,949	$ 552,949
Fixed maturities	18,261,996	18,307,751	18,784,015	18,873,147
Equity securities	15,427	15,427	1,006	1,006
Short-term investments	-	-	23,957	23,957
Mortgages	1,739,370	1,790,629	1,465,896	1,546,834
Derivatives instruments -receivables	487,947	487,947	566,401	566,401
Policy loans	701,769	701,769	696,305	696,305
Separate accounts	19,095,391	19,095,391	19,120,381	19,120,381

Financial liabilities:
Policy liabilities	18,668,578	17,449,961	18,846,238	17,677,082
Derivative instruments - payables	197,765	197,765	228,774	228,774
Long-term debt	-	-	33,500	33,500
Long-term debt to affiliates	1,125,000	1,178,918	1,025,000	1,100,501
Partnership capital securities	607,826	645,755	607,826	689,132
Separate accounts	19,095,391	19,095,391	19,120,381	19,120,381

The following methods and assumptions were used by the Company in determining the estimated fair value of its financial instruments:

Interest receivable on the above financial instruments is stated at carrying value which approximates fair value.

Cash and cash equivalents: The fair values of cash and cash equivalents are estimated to be cost plus accrued interest.

Fixed maturities, short term investments, and equity securities: The fair values of short-term bonds are estimated to be amortized cost. The fair values of publicly traded fixed maturities are based upon market prices or dealer quotes. For privately placed fixed maturities, fair values are estimated by taking into account prices for publicly traded securities of similar credit risk, maturity, repayment and liquidity characteristics. The fair value of equity securities are based on quoted market prices.

Mortgage loans: The fair values of mortgage and other loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives: The fair values of swaps are based on current settlement values. The current settlement values are based on dealer quotes and market prices. Fair values for options and futures are based on dealer quotes and market prices.

Policy loans: Policy loans are stated at unpaid principal balances, which approximate fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

7. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Separate accounts, assets and liabilities: The estimated fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

Policy liabilities: The fair values of the Company's general account insurance reserves and contractholder deposits under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value. The fair values of other deposits with future maturity dates are estimated using discounted cash flows. The fair values of S&P 500 Index and other equity linked embedded derivatives are produced using standard derivative valuation techniques. GMABs or GMWBs are considered to be derivatives under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are included in contractholder deposit funds. The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a 50 year projection. Policyholder assumptions are based on experience studies and industry standards.

Long term debt: The fair value of notes payable and other borrowings are estimated using discounted cash flow analyses based upon the Company's current incremental borrowing rates for similar types of borrowings.

8. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company periodically evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability from this contingency is unlikely. A brief discussion of the Company's reinsurance agreements by segment follows.

Wealth Management Segment

The Wealth Management Segment manages a closed block of single premium whole life ("SPWL") insurance policies, a retirement-oriented tax-advantaged life insurance product. The Company discontinued sales of SPWL's in response to certain tax law changes in the 1980s. The Company had SPWL policyholder balances of approximately $1.7 billion and $1.7 billion as of December 31, 2005 and 2004, respectively. On December 31, 2003, this entire block of business was reinsured on a funds withheld basis with SLOC, an affiliated company.

By reinsuring the SPWL policies, the Company reduced net investment income by $82.7 million and $91.2 million for the years ended December 31, 2005 and 2004, respectively. The Company also reduced interest credited by $57.5 million and $79.6 million for the years ended December 31, 2005 and 2004, respectively. In addition, the Company also increased net investment income, relating to an experience rating refund under the reinsurance agreement with SLOC, by $13.1 and $13.6 million for the years ended December 31, 2005 and 2004, respectively. The liability for the SPWL policies is included in contractholder deposit funds and other policy liabilities.

Individual Protection Segment

The Company has agreements with SLOC and several unrelated companies, which provide for reinsurance of portions of the net-amount-at-risk under certain individual variable universal life, individual private placement variable universal life, bank owned life insurance ("BOLI"), and corporate owned life insurance ("COLI") policies. These amounts are reinsured on either a monthly renewable or a yearly renewable term basis. Fee income was reduced by $33.3 million, $28.7 million and $23.4 million for the years ended December 31, 2005, 2004 and 2003, respectively, to account for these agreements.

Effective October 1, 2004, the Company no longer acts as the reinsurer of risk under the lapse protection benefit for certain universal life contracts issued by SLOC.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

8. REINSURANCE (CONTINUED)

Group Protection Segment

The Company, through its affiliate SLNY, had an agreement with SLOC whereby SLOC reinsured the mortality risks of SLNY's group life insurance contracts. Under this agreement, certain death benefits were reinsured on a yearly renewable term basis. The agreement provided that SLOC would reinsure mortality risks in excess of $50,000 per claim for group life contracts ceded by SLNY. The treaty was commuted effective December 31, 2004.

The Company, through its affiliate SLNY, had an agreement with SLOC whereby SLOC reinsured morbidity risks of a block of SLNY's group long-term disability contracts. The treaty was commuted effective December 31, 2004.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the mortality risks of the Company's group life contracts. Under this agreement, certain group life mortality benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure amounts above $700,000 per claim for group life contracts ceded by the Company.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY's group stop loss contracts. Under this agreement, certain stop loss benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure specific claims for amounts above $1.0 million per claim for stop loss contracts ceded by SLNY.

The Company, through its affiliate SLNY, has an agreement with an unrelated company whereby the unrelated company reinsures the morbidity risks of SLNY's group long-term disability contracts. Under this agreement, certain long-term disability benefits are reinsured on a yearly renewable term basis. The agreement provides that the unrelated company will reinsure amounts in excess of $4,000 per claim per month for long-term disability contracts ceded by SLNY.

The effects of reinsurance were as follows:

	For the Years Ended December 31,
	2005	2004	2003

Insurance premiums:
Direct	$ 54,915	$ 62,939	$ 67,959
Ceded	2,933	4,119	7,441
Net premiums	$ 51,982	$ 58,820	$ 60,518

Insurance and other individual policy benefits and claims:
Direct	$ 225,936	$ 170,381	$ 230,384
Ceded	38,923	29,004	29,136
Net policy benefits and claims	$ 187,013	$ 141,377	$ 201,248

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS

The Company sponsors two non-contributory defined benefit pension plans for its employees and certain affiliated employees. Expenses are allocated to participating companies based in a manner consistent with the allocation of employee compensation expenses. The Company's funding policies for the pension plans are to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA"). Most pension plan assets consist of separate accounts of SLOC or other insurance company contracts.

The Company uses a measurement date of September 30 for its pension and other post retirement benefit plans.

On September 21, 2005, the Board of Directors of the Company approved amendments pertaining to the two non-contributory defined benefit pension plans including the following:

(a) To provide that no one shall become a participant in the plan after December 31, 2005;

(b) To freeze accruals under the plan as of December 31, 2005 for all participants except (i) those participants (x) who are at least age 50 and whose age plus service on January 1, 2006 equals or exceeds 60 and (y) who in 2005 choose to continue their participation in the plan (the "Grandfathered Participants"), (ii) those participants who are receiving on December 31, 2005 severance or termination payments and (iii) those participants who are receiving on December 31, 2005 amounts paid under the Long Term Disability plan sponsored by the Company;

Due to the pension plan changes, a $1.9 million curtailment charge was recognized.

Other post retirement benefit plans have been amended as follows:

a) To provide retiree medical coverage where the retiree pays the entire cost of coverage equal to the cost paid by active employees unless the participant is a retiree as of 12/31/05, a "grandfathered employee" or a "Rule 75 employee".

A grandfathered employee shall mean an active employee (i) who retires on or after January 1,2006 and (ii) who as of January 1,2006 is at least age 55 with 15 or more years or service and whose age plus service is at least 75.

A rule 75 employee shall mean active employees (i) who are not Grandfathered employees, ii) who retire on or after January 1, 2006, and (iii) who when they retire are at least age 55 with 15 or more years or service and whose age plus service is at least 75.

For grandfathered and rule of 75 employees retiree medical coverage is provided at reduced cost.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

The following table sets forth the change in the pension plans' (retirement plan and agent pension plan) projected benefit obligations and assets, as well as the plans' funded status at December 31:

	2005	2004
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$ 215,439	$ 191,689
Service cost	10,948	9,873
Interest cost	13,839	12,118
Actuarial loss (gain)	17,780	7,039
Benefits paid	(6,105)	(5,280)
Plan amendments	2,344	-
Curtailment loss (gain)	(24,700)	-
Projected benefit obligation at end of year	$ 229,545	$ 215,439

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ 233,551	$ 205,737
Other	(1,250)	(1,050)
Actual return on plan assets	25,900	34,144
Benefits paid	(6,105)	(5,280)
Fair value of plan assets at end of year	$ 252,096	$ 233,551
Information on the funded status of the plan:
Funded status	$ 22,551	$ 18,112
Unrecognized net actuarial loss	7,802	19,339
Unrecognized transition obligation	(10,392)	(13,443)
Unrecognized prior service cost	3,945	7,421
4th quarter contribution	(1,550)	(1,250)
Prepaid benefit cost	$ 22,356	$ 30,179

The accumulated benefit obligation for the retirement plan and agent pension plan at December 31, 2005 and 2004 was $222.4 million and $188.9 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

The agent plan is overfunded and the funded status of the employee retirement plan was as follows:

	2005	2004

Plan assets	$ 211,612	$ 195,332
Projected benefit obligations	(219,802)	(206,748)
Funded status	$ (8,190)	$ (11,416)

Accumulated benefit obligation	$ 212,630	$ 180,201

The following table sets forth the components of the net periodic benefit cost, and the Company's share of net periodic benefit costs for the years ended December 31:

	2005	2004	2003

Components of net periodic benefit cost:
Service cost	$ 10,948	$ 9,873	$ 8,954
Interest cost	13,839	12,118	10,494
Expected return on plan assets	(20,092)	(17,704)	(14,358)
Amortization of transition obligation asset	(3,051)	(3,051)	(3,051)
Amortization of prior service cost	855	855	855
Curtailment loss (gain)	1,856	-	-
Recognized net actuarial loss	1,918	3,140	4,215
Net periodic benefit cost (benefit)	$ 6,273	$ 5,231	$ 7,109
The Company's share of net periodic benefit cost	$ 4,116	$ 4,272	$ 5,522

In addition to its share of net periodic benefit cost, the Company incurred $2.9 million, $1.9 million and $3.5 million for the years ended December 31, 2005, 2004 and 2003, respectively, in expense for an uninsured benefit plan, for which the Company is not the plan sponsor.

Assumptions

Weighted average assumptions used to determine benefit obligations were as follows:

	Pension Benefits
	2005	2004	2003
Discount rate	5.8%	6.2%	6.1%
Rate of compensation increase	4.0%	4.0%	4.0%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

Weighted average assumptions used to determine net benefit cost were as follows:

	Pension Benefits
	2005	2004	2003

Discount rate	6.2%	6.1%	6.75%
Expected long term return on plan assets	8.75%	8.75%	8.75%
Rate of compensation increase	4.0%	4.0%	4.0%

The Company relies on historical market returns from Ibbotson Associates (1926-2002) to determine its overall long term rate of return on asset assumption. Applying Ibbotson's annualized market returns of 12% stock, 5.8% bonds and 3.8% cash to the Company's target allocation results in an expected return consistent with the one used by the Company for purposes of determining the benefit obligation.

Plan Assets

The asset allocation for the Company's pension plan assets for 2005 and 2004 measurement, and the target allocation for 2006, by asset category, are as follows:
	Target Allocation	Percentage of Plan Assets
Asset Category	2006	2005	2004

Equity Securities	60%	61%	61%
Debt Securities	25%	30%	27%
Commercial Mortgages	15%	9%	10%
Other	-%	-%	2%
Total	100%	100%	100%

The target allocations were established to reflect the Company's investment risk posture and to achieve the desired level of return commensurate with the needs of the fund. The target ranges are based upon a three to five year time horizon and may be changed as circumstances warrant.

The portfolio of investments should, over a period of time, earn a gross annualized rate of return that:
1)	exceeds the assumed actuarial rate;
2)	exceeds the return of customized index created by combining benchmark returns in appropriate weightings based on an average asset mix of funds; and
3)	generates a real rate of return of at least 3% after inflation, and sufficient income or liquidity to pay retirement benefits on a timely basis.

Equity securities include SLF common stock in the amount of $4.2 million at December 31, 2004. Equity securities did not include any SLF common stock at December 31, 2005.

Cash Flow

Due to the over funded status of the agent defined benefit plan, the Company will not be making contributions to the plan in 2006.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

The Company has estimated the following future benefit payments for the years 2006 through 2015:
Pension Benefits
2006	$ 6,352
2007	6,680
2008	6,949
2009	7,299
2010	7,624
2011 to 2015	45,646

401(k) Savings Plan

The Company sponsors and participates in a 401(k) savings plan (the "401(k) Plan") for which substantially all employees of at least age 21 are eligible to participate at date of hire. Under the 401(k) Plan, the Company matches, up to specified amounts, the employees' contributions to the plan.

On September 21, 2005, the Board of Directors of the Company approved amendments pertaining to the 401(k) Plan including the following.

(a) Beginning January 1, 2006, Eligible Participants shall receive a basic employer contribution which shall be a percentage of the participant's eligible compensation determined under the following chart based on the sum of the participant's age and service on January 1 of the applicable plan year -

Age Plus Service	Employer Contribution
Less than 40	3%
At least 40 but less than 55	5%
At least 55	7%

(b) In addition to the basic employer contribution beginning January 1, 2006, Eligible Participants who did not become participants in the United States Employees' Retirement Income Plan before January 1, 2006 and who remain employed by a participating employer on January 1, 2006 shall be entitled to receive a supplemental basic employer contribution in January 2006 based on their applicable basic employer contribution percentage as of January 1, 2006 and their eligible compensation paid during the period beginning on their hire date and ending on December 31, 2005.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

(c) To provide for a transition employer contribution effective January 1, 2006 to Eligible Participants who are at least age 40 on January 1, 2006 and whose age plus service on January 1, 2006 equals or exceeds 45 (such Eligible Participants are referred to as "Transition Participants");

(d) For January 1, 2006 through December 31, 2015, Transition Participants shall receive transition employer contributions which shall be a percentage of the Transition Participant's eligible compensation determined under the following chart based on the participant's age and service on January 1, 2006 -

	Service
Age	Less than 5 years	5 or more years
At least 40 but less than 43	3.0%	5.0%
At least 43 but less than 45	3.5%	5.5%
At least 45	4.5%	6.5%

The amount of the 2005 employer contributions under 401(k) Plan sponsorship for the Company and its affiliates was $6.1 million. Amounts are allocated to affiliates based on their respective employees' contributions. The Company's portion of the expense was $4.6 million, $2.8 million and $0.9 million for the years ended December 31, 2005, 2004 and 2003, respectively. The Company's contribution includes a $1.6 million accrued retroactive adjustment related to the board approved amendments to the 401(k) Plan. This retroactive adjustment will be funded in 2006.

Other Post-Retirement Benefit Plans

The Company sponsors a post-retirement benefit pension plan for its employees and certain affiliates employees providing certain health, dental and life insurance benefits ("post-retirement benefits") for retired employees and dependents (the "Retirement Plan"). Expenses are allocated to participating companies based on the number of participants. Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

The following table sets forth the change in the Retirement Plan's obligations and assets, as well as the plans' funded status at December 31:

Change in benefit obligation:	2005	2004

Benefit obligation at beginning of year	$ 48,453	$ 51,278
Service cost	1,333	1,233
Interest cost	2,994	2,957
Actuarial (gain) loss	4,596	(4,583)
Benefits paid	(2,884)	(2,432)
Plan Amendments	(3,192)	-
Benefit obligation at end of year	$ 51,300	$ 48,453

Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$ -	$ -
Employer contributions	2,884	2,432
Benefits paid	(2,884)	(2,432)
Fair value of plan assets at end of year	$ -	$ -

Information on the funded status of the plan:
Funded Status	$ (51,301)	$ (48,453)
Unrecognized net actuarial loss	22,741	19,556
4th quarter contribution	686	628
Unrecognized prior service cost	(5,609)	(2,657)
Accrued benefit cost	$ (33,483)	$ (30,926)

The following table sets forth the components of the net periodic post-retirement benefit costs and the Company's allocated share for the year ended December 31:

	2005	2004
Components of net periodic benefit cost
Service cost	$ 1,333	$ 1,233
Interest cost	2,994	2,957
Amortization of prior service cost	(241)	(241)
Recognized net actuarial loss	1,273	1,384
Net periodic benefit cost	$ 5,359	$ 5,333

The Company's share of net periodic benefit cost	$ 4,947	$ 4,180

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

9. RETIREMENT PLANS (CONTINUED)

Assumptions

Weighted average assumptions used to determine benefit obligations were as follows:
	Other Benefits
	2005	2004	2003
Discount Rate	5.8%	6.2%	6.1%
Rate of Compensation increase	4.0%	4.0%	4.0%

Weighted average assumptions used to determine net cost for the years ended December 31 were as follows:
	Other Benefits
	2005	2004	2003
Discount rate	6.2%	6.1%	6.75%
Rate of compensation increase	4.0%	4.0%	4.0%

In order to measure the post-retirement benefit obligation for 2005, the Company assumed a 10% annual rate of increase in the per capita cost of covered health care benefits. In addition, medical cost inflation is assumed to be 10% in 2006 and assumed to decrease gradually to 5.00% for 2011 and remain at that level thereafter. Assumed healthcare cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effect:
	1- Percentage-Point	1- Percentage-Point
	Increase	Decrease
Effect on Post retirement benefit obligation	$ 5,541	$ (4,571)

Effect on total of service and interest cost	$ 756	$ (596)

The Company has estimated the following future benefit payments for the years 2006 through 2015:
Other Benefits
2006	$ 3,413
2007	3,546
2008	3,666
2009	3,757
2010	3,807
2011 to 2015	19,859

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

10. FEDERAL INCOME TAXES

The Company will file a consolidated return with SLC -U.S. Ops Holdings for the year ended December 31, 2005 as the Company did for the year ended December 31, 2004. The Company filed a consolidated federal income tax return with SLC - U.S. Ops Holdings and Keyport filed a return with its subsidiary, Independence Life, for the year ended December 31, 2003. A summary of the components of federal income tax expense (benefit) in the consolidated statements of income for the years ended December 31 is as follows:

	2005	2004	2003
Federal income tax expense (benefit):
Current	$ 11,239	$ (5,331)	$ (29,240)
Deferred	28,852	76,683	56,606

Total	$ 40,091	$ 71,352	$ 27,366

Federal income taxes attributable to the Company's consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate at 35%. The Company's effective rate differed from the federal income tax rate as follows:

	2005	2004	2003

Expected federal income tax expense (benefit)	$ 60,210	$ 107,446	$ 44,251
Low income housing credit	(5,947)	(6,021)	(6,026)
Separate account dividend received deduction	(10,150)	(10,500)	(5,600)
Prior year settlements	(2,802)	(17,351)	(6,518)
Other items	(1,220)	(2,222)	1,259

Federal income tax expense (benefit)	$ 40,091	$ 71,352	$ 27,366

The deferred income tax asset (liability) represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes. The components of the Company's deferred tax assets and (liabilities) as of December 31 were as follows:

	2005	2004
Deferred tax assets:
Actuarial liabilities	$ 250,818	$ 391,780
Net operating loss	-	4,444
Other	281	(8,340)
Total deferred tax assets	251,099	387,884

Deferred tax liabilities:
Deferred policy acquisition costs	(287,605)	(185,715)
Investments, net	40,866	(266,779)
Total deferred tax liabilities	(246,739)	(452,494)

Net deferred tax asset (liability)	$ 4,360	$ (64,610)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

10. FEDERAL INCOME TAXES (CONTINUED)

The Company makes payments under certain tax sharing agreements as if it were filing as a separate company. The Company received income tax refunds of $32.0 million in 2005 and $17.1 million in 2003. The Company did not have any net income tax payments for 2004. At December 31, 2005, the Company did not have any operating loss carryforwards remaining.

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"), and provisions are made in the consolidated financial statements in anticipation of the results of these audits. The Company is currently under audit by the IRS for the years 2001 and 2002. In the Company's opinion, adequate tax liabilities have been established for all years and any adjustments that might be required for the years under audit will not have a material effect on the Company's financial statements. However, the amounts of these tax liabilities could be revised in the future if estimates of the Company's ultimate liability are revised.

11. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses related to the Company's group life, group disability and stop loss products is summarized below:

	2005	2004

Balance at January 1	$ 32,571	$ 31,337
Less reinsurance recoverable	(6,381)	(9,146)
Net balance at January 1	26,190	22,191
Incurred related to:
Current year	23,881	20,889
Prior years	(3,143)	910
Total incurred	20,738	21,799
Paid losses related to:
Current year	(13,860)	(12,009)
Prior years	(5,813)	(5,791)
Total paid	(19,673)	(17,800)

Balance at December 31	33,141	32,571
Less reinsurance recoverable	(5,886)	(6,381)

Net balance at December 31	$ 27,255	$ 26,190

The incurred losses and loss adjustment expenses relating to insured events in prior years changed as a result of reassessment of the estimates of the settlement costs on certain claims outstanding due to factors that emerged in the current year.

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims for its group disability lines of business. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

12. LIABILITIES FOR CONTRACT GUARANTEES

On January 1, 2004, the Company adopted the American Institute of Certified Public Accountants' (the "AICPA") SOP 03-1. The major provisions of SOP 03-1 that affect the Company require:

●	Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;
●	Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC; and
●	Reporting and measuring the Company's interest in its separate accounts as investments.

The cumulative effect, reported after tax and net of related effects on DAC, upon adoption of SOP 03-1 at January 1, 2004, decreased net income and stockholder's equity by $8.9 million and reduced accumulated other comprehensive income by $2.1 million. The decrease in net income was comprised of an increase in future contract and policy benefits (primarily for variable annuity contracts) of $46.7 million, pretax, an increase in DAC of $29.5 million, pretax, and the recognition of the unrealized gain on investments in separate accounts of $3.5 million, pretax.

The Company offers various guarantees to certain policyholders including a return of no less than (a) total deposits made on the contract less any customer withdrawals, (b) total deposits made on the contract less any customer withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

The table below represents information regarding the Company's variable annuity contracts with guarantees at December 31, 2005:

Benefit Type	Account Balance	Net Amount at Risk [1]	Average Attained Age
Minimum Death	$ 16,316,183	$ 2,126,214	66.1
Minimum Income	$ 385,378	$ 68,802	59.3
Minimum Accumulation or Withdrawal	$ 1,669,284	$ 182	61.2

The table below represents information regarding the Company's variable annuity contracts with guarantees at December 31, 2004:

Benefit Type	Account Balance	Net Amount at Risk [1]	Average Attained Age
Minimum Death	$ 16,894,237	$ 2,423,320	65.7
Minimum Income	$ 386,407	$ 63,851	59.8
Minimum Accumulation or Withdrawal	$ 884,843	$ -	61.4

1 Net amount at risk represents the difference between guaranteed benefits and account balance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

12. LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The following summarizes the reserve for the GMDB and GMIB at December 31, 2005:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at December 31, 2004	$ 28,313	$ 2,422	$ 30,735

Benefit Ratio Change / Assumption Changes	15,205	(172)	15,033
Incurred guaranteed benefits	35,559	560	36,119
Paid guaranteed benefits	(39,308)	-	(39,308)
Interest	1,980	190	2,170

Balance at December 31, 2005	$ 41,749	$ 3,000	$ 44,749

The following summarizes the reserve for the GMDB and GMIB at December 31, 2004:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2004	$ 45,250	$ 1,457	$ 46,707

Incurred guaranteed benefits	32,103	832	32,935
Paid guaranteed benefits	(50,502)	-	(50,502)
Interest	1,462	132	1,594

Balance at December 31, 2004	$ 28,313	$ 2,422	$ 30,735

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

12. LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The liability for death and income benefit guarantees is established equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest and less contract benefit payments. The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges. The benefit ratio may be in excess of 100%. For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance. For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

Projected benefits and assessments used in determining the liability for guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected future gross profits. Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant's attained age.

The liability for guarantees is re-evaluated regularly and adjustments are made to the liability balance through a charge or credit to policyowner benefits.

GMABs or GMWBs are considered to be derivatives under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," and are recorded at fair value through earnings. The fair value of the embedded derivatives is calculated stochastically using risk neutral scenarios over a 50 year projection. Policyholder assumptions are based on experience studies and industry standards. The GMAB or GMWB constituted an asset of $0.2 million and $2.8 million at December 31, 2005 and 2004, respectively.

Interest in Separate Accounts

At December 31, 2003, the Company had $11.7 million representing unconsolidated interests in its own separate accounts. These interests were recorded as separate account assets, with changes in fair value recorded through other comprehensive income. On January 1, 2004, the Company reclassified these interests to investments as a component of other invested assets.

Sales Inducements

The Company currently offers enhanced or bonus crediting rates to policyholders on certain of its annuity products. Through December 31, 2003, the expenses associated with certain of these bonuses were deferred and amortized. Others were expensed as incurred. Effective January 1, 2004, upon adoption of SOP 03-1, the expenses associated with offering a bonus are deferred and amortized over the life of the related contract in a pattern consistent with the amortization of DAC.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

13. DEFERRED POLICY ACQUISITION COSTS (DAC)

The changes in DAC for the years ended December 31 were as follows:

	2005	2004
Balance at January 1	$ 1,147,181	$ 889,601
Acquisition costs deferred	261,058	346,764
Amortized to expense during the year	(226,355)	(48,562)
Adjustment for unrealized investment gains (losses) during the year	159,493	(40,622)
Balance at December 31	$ 1,341,377	$ 1,147,181

14. VALUE OF BUSINESS ACQUIRED (VOBA)

The changes in VOBA for the years ended December 31 were as follows:

	2005	2004
Balance at January 1	$ 24,130	$ 22,391
Amortized to expense during the year	(17,467)	(4,819)
Adjustment for unrealized investment gains (losses) during the year	47,007	6,558
Balance at December 31	$ 53,670	$ 24,130

15. SEGMENT INFORMATION

The Company offers financial products and services such as fixed and variable annuities, funding agreements, retirement plan services, and life insurance on an individual and group basis, as well as disability and stop-loss insurance on a group basis. As described below, the Company conducts business principally in three operating segments and maintains a Corporate Segment to provide for the capital needs of the three operating segments and to engage in other financing related activities. Each segment is defined consistently with the way results are evaluated by the chief operating decision-maker.

Net investment income is allocated based on segmented assets by line of business. Allocations of operating expenses among segments are made using both standard rates and actual expenses incurred. Management evaluates the results of the operating segments on an after-tax basis. The Company does not depend on one or a few customers, brokers or agents for a significant portion of its operations.

Wealth Management

The Wealth Management Segment markets, sells and administers individual and group variable annuity products, individual and group fixed annuity products and other retirement benefit products. These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies. The Company uses derivative instruments to manage the risks inherent in the contract options.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

15. SEGMENT INFORMATION (CONTINUED)

Individual Protection

The Individual Protection Segment markets, sells and administers a variety of life insurance products sold to individuals and corporate owners of life insurance. The products include whole life, universal life and variable life products.

Group Protection

The Group Protection Segment markets, sells and administers group life, long-term disability, short-term disability and stop loss insurance to small and mid-size employers in the State of New York.

Corporate

The Corporate Segment includes the unallocated capital of the Company, its debt financing, its consolidated investments in VIEs, and items not otherwise attributable to the other segments.

The following amounts pertain to the various business segments:

	Year ended December 31, 2005

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total Revenues	$ 1,342,509	$ 74,535	$ 32,604	$ 110,537	$ 1,560,185
Total Expenditures	1,220,198	70,991	32,333	64,636	1,388,158
Income before income tax expense, minority interest and cumulative effect of change in accounting principle	122,311	3,544	271	45,901	172,027

Net Income	93,570	2,443	176	36,963	133,152

Total Assets	$ 38,631,963	$ 6,005,424	$ 55,319	$1,314,140	$ 46,006,846

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

15. SEGMENT INFORMATION (CONTINUED)

The following amounts pertain to the various business segments:

	Year ended December 31, 2004

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total Revenues	$ 1,284,873	$ 65,366	$ 34,908	$ 162,596	$ 1,547,743
Total Expenditures	1,054,852	60,785	31,605	93,470	1,240,712
Income before income tax expense, minority interest and cumulative effect of change in accounting principle	230,021	4,581	3,303	69,126	307,031

Net Income	166,309	3,118	2,147	49,702	221,276

Total Assets	$ 40,961,145	$ 4,111,638	$ 53,131	$1,561,629	$ 46,687,543

	Year ended December 31, 2003

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total Revenues	$ 1,409,642	$ 49,357	$ 26,609	$ 34,141	$ 1,519,749
Total Expenditures	1,247,670	53,848	25,712	61,792	1,389,022
Income (loss) before income tax expense, minority interest and cumulative effect of change in accounting principle	161,972	(4,491)	897	(27,651)	130,727

Net Income (Loss)	106,655	(2,331)	608	(9,941)	94,991

Total Assets	$ 39,814,262	$ 2,973,014	$ 46,535	$ 840,565	$ 43,674,376

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

16. REGULATORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on a statutory accounting basis prescribed or permitted by such authorities. Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently, post-retirement benefit costs are based on different assumptions, and deferred income taxes are calculated differently. The Company's statutory financials are not prepared on a consolidated basis.

At December 31, the Company and its insurance subsidiaries combined statutory surplus and net income were as follows:

	Unaudited for the Years ended December 31,
	2005	2004	2003

Statutory surplus and capital	$ 1,778,241	$ 1,822,812	$ 1,685,356
Statutory net income	140,827	249,010	224,284

17. DIVIDEND RESTRICTIONS

The Company's and its insurance company subsidiaries' ability to pay dividends is subject to certain statutory restrictions. Delaware, New York, and Rhode Island have enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without prior approval of the Delaware Commissioner of Insurance is limited to the greater of (i) ten percent of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance. The Company is permitted to pay dividends up to a maximum of $154.3 million in 2006 without prior approval from the Delaware Commissioner of Insurance.

In 2005, the Company's board of directors approved and the Company paid a $200.0 million dividend to its direct parent, Sun Life of Canada (U.S.) Holdings, Inc., consisting of $150.6 million in cash and $49.4 million in notes. In 2004, the Company's board of Directors approved and the Company paid $150.0 million of cash dividends to its direct parent. On December 31, 2004, SCA was distributed in the form of a dividend of $6.6 million to the Company's direct parent and became a consolidated subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. The Company did not pay any dividends in 2003.

New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Insurance, where the aggregate amount of such dividend in any calendar year does not exceed the lesser of: (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains. No dividends were paid by SLNY during 2005, 2004 or 2003.

Rhode Island law requires prior regulatory approval for any dividend where the amount of such dividend paid during the preceding twelve-month period would exceed the lesser of (i) ten percent of the insurance company's surplus as of the December 31 next preceding, or (ii) its net gain from operations, not including realized capital gains, for the immediately preceding calendar year, excluding pro rata distributions of any class of the insurance company's own securities. No dividends were paid by Independence Life during 2005, 2004 or 2003.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

18. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE INCOME

The components of accumulated other comprehensive income as of December 31 were as follows:
	2005	2004	2003
Unrealized gains on available-for-sale securities	$ 56,493	$ 485,553	$ 520,173
Reserve allocation	(22,039)	-	-
Minimum pension liability adjustment	(2,834)	-	-
DAC allocation	(12,842)	(172,945)	(132,323)
VOBA allocation	(1,201)	(48,208)	(54,766)
Tax effect and other	1,683	(83,762)	(105,403)

Accumulated Other Comprehensive Income	$ 19,260	$ 180,638	$ 227,681

19. COMMITMENTS AND CONTINGENCIES

Regulatory and Industry Developments

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Litigation

The Company is not aware of any contingent liabilities arising from litigation, income taxes and other matters that could have a material effect upon the financial condition, results of operations or cash flows of the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands)

For the years ended December 31, 2005, 2004 and 2003

19. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as engagement letters with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements and service agreements. The Company has also agreed to indemnify its directors and certain of its officers and employees in accordance with the Company's by-laws. The Company believes any potential liability under these agreements is neither probable nor estimatable. Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company leases various facilities and equipment under operating leases with terms of up to six years. As of December 31, 2005, minimum future lease payments under such leases were as follows:

2006	$ 6,029
2007	4,778
2008	1,477
2009	374
2010	39
Total	$ 12,697

Total rental expense for the years ended December 31, 2005, 2004 and 2003 was $8.5 million, $16.3 million and $23.6 million, respectively.

The Company has four noncancelable sublease agreements that expire on March 31, 2008. As of December 31, 2005, the minimum future lease payments under the sublease agreements were as follows:

2006	$ 1,140
2007	1,174
2008	293
Total	$ 2,607

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of
Sun Life Assurance Company of Canada (U.S.)
Wellesley Hills, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Assurance Company of Canada (U.S.) and subsidiaries (the "Company") as of December 31, 2005 and 2004, and the related consolidated statements of income, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2005.  Our audits also included the financial statement schedules listed in the Index at Item 15.  These financial statements and consolidated financial statement schedules are the responsibility of the Company's management.  Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and subsidiaries as of December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.  Also, in our opinion, such consolidated financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, effective January 1, 2004, the Company adopted the provisions of the American Institute of Certified Public Accountants' Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts." As discussed in Note 1 to the consolidated financial statements, effective December 31, 2003, the Company adopted the provisions of FASB Interpretation No. 46, "Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51" and FASB Interpretation No. 46R, Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51" (Revised).

DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 23, 2006

PART C

ITEM 26. EXHIBITS

A. Resolution of the Board of Directors of Sun Life Assurance Company of Canada (U.S.), dated December 3, 1985, authorizing the establishment of Sun Life of Canada (U.S.) Variable Account G (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-37907, filed with the Securities and Exchange Commission on October 14, 1997.)

B. None.

C. Marketing Coordination and Administrative Service Agreement between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

D. (1) Flexible Premium Variable Universal Life Insurance Policy

(2) Additional Protection Benefit Rider (APB Rider) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on January 22, 1997.)

E. (1) Application for Flexible Premium Variable Universal Life Insurance Policy (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on January 22, 1997.)

(2) Application for Flexible Premium Variable Universal Life Insurance Policy (Master Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(3) Application for Flexible Premium Variable Universal Life Insurance Policy (GI Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(4) Application for Flexible Premium Variable Universal Life Insurance Policy (Medical Application) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(5) Consent Form (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 30, 2001.)

(6) Application for Flexible Premium Variable Universal Life Insurance Policy (Expanded GI Application) (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

F. (1) Certificate of Incorporation of Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Depositor's Form 10-K, File No. 333-82824, filed with the Securities and Exchange Commission on March 29, 2004.)

(2) Bylaws of the Depositor, as amended March 19, 2004 (Incorporated herein by reference to the Depositor's Form 10-K, File No. 333-82824, filed with the Securities and Exchange Commission on March 29, 2004.)

G. Specimen Reinsurance Contract. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

H. (1) Participation Agreement, dated February 17, 1998, by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-119151, filed with the Securities and Exchange Commission on February 3, 2000.)

(2) Amended and Restated Participation Agreement, dated December 13, 2004, by and among Sun Capital Advisers Trust, Sun Capital Advisers, Inc., Sun Life Insurance and Annuity Company of New York and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-119151, filed with the Securities and Exchange Commission on April 28, 2005.)

(3) Amended and Restated Participation Agreement, dated September 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-119151, filed with the Securities and Exchange Commission on April 28, 2005.)

(4) Participation Agreement, dated September 16, 2002, by and among the Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Sun Life Insurance and Annuity Company of New York and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, File No. 333-102278, filed with the Securities and Exchange Commission on December 31, 2002.)

(5) Participation Agreement, dated February 17, 1998, by and among Sun Life Assurance Company of Canada (U.S.) and Lord, Abbett & Co. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 26, 2002.)

(6) Amended and Restated Participation Agreement, dated November 6, 2002, by and among MFS/Sun Life Series Trust, Sun Life Insurance and Annuity Company of New York, Sun Life Assurance Company of Canada (U.S.), and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, File No. 333-107983, filed with the Securities and Exchange Commission on May 28, 2004.)

(7) Amended and Restated Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Comapny of New York, Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005.)

(8) Participation Agreement, dated July 15, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form S-6, File No. 333-65048, filed with the Securities and Exchange Commission on July 3, 2002.)

(9) Participation Agreement, dated September 12, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, File No. 333-59662, filed with the Securities and Exchange Commission on February 26, 2003.)

(10) Amended and Restated Participation Agreement, dated August 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, T. Rowe Price Equity Series, Inc. and T. Rowe Price Investment Services, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form S-6, File No. 333-13087, filed with the Securities and Exchange Commission on April 29, 1999.)

(11) Participation Agreement, dated August 6, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Delaware VIP Trust, Delaware Management Company and Delaware Distributors, LP. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005.)

(12) Participation Agreement, dated August 6, 2004, by and among Sun Life Insurance and Annuity Company of New York, Van Kampen Life Investments Trust, Van Kampen Funds Inc., Van Kampen Asset Management. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005).

(13) Participation Agreement, dated December 31, 2002, by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005).

(14) Participation Agreement, dated February 17, 1998, by and among Sun Life Assurance Company of Canada (U.S.), The Alger American Fund and Fred Alger and Company, Incorporated. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on April 27, 1999.)

(15) Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Scudder Variable Series II, Scudder Distributors, Inc. and Deutsche Investment Management Americas Inc. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-6, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005).

(16) Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P. and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-111688, filed with the Securities and Exchange Commission on December 30, 2005.)

I. Third Party Administration Agreement between Andesa TPA, Inc. and Sun Life Assurance Company of Canada. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on October 1, 2002.)

J. (1) Powers of Attorney.

(2) Resolution of the Board of Directors of the Depositor dated July 24, 2003, authorizing the use of Powers of Attorney for Officer signatures. (Incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-111634, filed with the Securities and Exchange Commission on December 31, 2003.)

K. Legal Opinion.

L. None.

M. None.

N. Consent of Independent Registered Public Accounting Firm.

O. None.

P. None.

Q. None.

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR
Name and Principal Business Address	Positions and Offices With Depositor

C. James Prieur Sun Life Assurance Company of Canada 150 King Street West Toronto, Ontario Canada M5H 1J9	Director & Chairman
Thomas A. Bogart Sun Life Assurance Company of Canada 150 King Street West Toronto, ON M5H 1J9	Director
Gary Corsi Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director & Vice President & Chief Financial Officer & Treasurer
Scott M. Davis Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director & Vice President & General Counsel
Paul W. Derksen Sun Life Assurance Company of Canada 150 King Street West Toronto, Ontario Canada M5H 1J9	Director
Mary M. Fay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director & Vice President & General Manager, Annuities
Robert C. Salipante Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Director & President
Donald A. Stewart Sun Life Assurance Company of Canada 150 King Street West Toronto, Ontario Canada M5H 1J9	Director
Claude A. Accum Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President & General Manager, Individual Insurance
James M.A. Anderson Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Executive Vice President & Chief Investment Officer
Keith Gubbay Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President & Chief Actuary
Ellen B. King Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Assistant Vice President & Senior Counsel & Secretary
Michelle Van Leer Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President & Co-General Manager, Individual Insurance
John R. Wright Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Executive Vice President, Sun Life Financial U.S. Operations


ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), which is ultimately controlled by Sun Life Financial..


The organization chart of Sun Life Financial is filed as Exhibit 13 to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4 of Keyport Variable Account A, File Nos. 333-83516, filed April 11, 2006.

None of the companies listed in such Exhibit 13 is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

ITEM 29. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS

Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, F and I, Keyport Variable Account A, KMA Variable Account, Keyport Varialbe Account I, KBL Variable Account A, KBL Variable Annuity Account, Sun Life (N.Y.) Variable Accounts A, B, C and D, and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account.

Name and Principal	Position and Offices
Business Address*	with Underwriter

Katherine E. Savary	President
Claude A. Accum	Director
Gary Corsi	Director
Mary M. Fay	Director
Ellen B. King	Secretary
Ann B. Teixeira	Assistant Vice President, Compliance
Thomas Horack	Chief Compliance Officer
Michael L. Gentile	Vice President
John E. Coleman	Vice President
Nancy C. Atherton	Assistant Vice President & Tax Officer
Jane F. Jette	Financial/Operations Principal and Treasurer
Amy E. Mercer	Assistant Secretary


* The principal business address of all directors and officers of the principal underwriter is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Sun Life Assurance Company of Canada (U.S.) at its offices at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 or at the offices of Clarendon Insurance Agency, Inc., at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

ITEM 32. MANAGEMENT SERVICES

Not applicable.

ITEM 33. FEE REPRESENTATION

Sun Life Assurance Company of Canada (U.S.)("Sun Life of Canada (U.S.)") hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Sun Life (U.S.).

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 1st day of May, 2006.
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G
(Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Depositor)

By: /s/ ROBERT C. SALIPANTE*
Robert C. Salipante
Director & President
*By:	/s/ SANDRA M. DADALT
Sandra M. DaDalt
Assistant Vice President & Senior Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities with the Depositor, Sun Life Assurance Company of Canada (U.S.), and on the dates indicated.
SIGNATURE	TITLE	DATE

/s/ Robert C. Salipante*	Director & President	May 1, 2006
Robert C. Salipante	(Principal Executive Officer)

/s/ Gary Corsi*	Director & Vice President & Chief Financial Officer &	May 1, 2006
Gary Corsi	Treasurer
(Principal Financial & Accounting Officer)

*By: /s/ Sandra M. DaDalt	Attorney-in-Fact for:	May 1, 2006
Sandra M. DaDalt	Donald A. Stewart, Director
C. James Prieur, Director & Chairman
Thomas A. Bogart, Director
Paul W. Derksen, Director
Scott M. Davis, Director & Vice President & General Counsel
Mary M. Fay, Director & Vice President & General Manager, Annuities

*Sandra M. DaDalt has signed this document on the indicated date on behalf of the above Directors and Officers for the Depositor pursuant to powers or attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to the Registration Statement of Keyport Variable Account A on Form N-4, File No. 333-112506, filed on or about February 5, 2004. Powers of attorney are enclosed herein.

EXHIBIT INDEX

J1	Powers of Attorney

K	Legal Opinion

N	Consent of Independent Registered Public Accounting Firm

Representation of Counsel Pursuant to Rule 485(b)
